                               PRESIDENT'S LETTER

Dear Shareholder,                                                  June 30, 2001

Thank you for investing in the Aetna Variable Portfolios. With so many investment choices available today, we are pleased you have placed your confidence in us to help you reach your financial goals.

This has been a trying year so far, for job holders as well as job seekers, for business proprietors, for economic policy officials, and for investors. The U.S. economy has decelerated sharply from the exceptional pace it had achieved in the late 1990s, causing a rise in unemployment and drop in corporate profitability. The financial market whiplash that has accompanied this slowdown has reinforced for investors the fundamental wisdom of diversification, of holding one's nest eggs in more than one basket. Although equity returns, especially those in the technology and communications industries, have been negative so far in 2001 after an unprecedented run of spectacular results, cash and high quality fixed income investments have provided positive returns.

Despite aggressive efforts to stimulate faster growth through easing of monetary policies (the Federal Reserve cut its short term interest rate 6 times within the first six months of 2001), there is as yet no clear evidence of economic recovery. But there is evidence of a stabilization of consumer confidence, a bottoming in aggregate business investment spending, and a rebound from the stock market lows reached in early April. With energy prices now in retreat and tax rebate checks from the U.S. Treasury to look forward to, the outlook for the economy and for the investment markets in the second half of 2001 is for considerable improvement over the performance of the first half.

As you know, at Aeltus we continuously strive to improve products and services for the benefit of the shareholders. We strive to understand and anticipate your needs and objectives and manage our variable portfolios accordingly. Our approach is risk-controlled, with a goal to achieve consistent results.

Within the past six months Aetna GET portfolios L and M enjoyed successful offerings, as investors committed more than $213 million to these portfolios on a collective basis. GET N is open for deposit until September 12, 2001. These funds are designed to appeal to a broad range of investors seeking preservation of principal with upside market potential.

As we begin the second half of 2001, with the prospect of better times ahead, we reaffirm our commitment to bring you the best of products, services and flexibility in investment choices. We greatly value and appreciate your continued confidence in and support of the Aetna Variable Portfolios.

Sincerely,

/s/ J. Scott Fox


J. Scott Fox
President
Aetna Variable Portfolios








A prospectus containing more complete information including charges and expenses is available from your financial advisor, at www.aetnafunds.com, or by calling 800-238-6263, option 2. Read the prospectus carefully before investing.

TABLE OF CONTENTS

President's Letter......................................................i
INDEX PLUS PORTFOLIOS:
Investment Review.......................................................1
Portfolios of Investments:
 Aetna Index Plus Large Cap VP..........................................7
 Aetna Index Plus Mid Cap VP...........................................14
 Aetna Index Plus Small Cap VP.........................................20
Statements of Assets and Liabilities...................................28
Statements of Operations...............................................29
Statements of Changes in Net Assets....................................30
Notes to Financial Statements..........................................33
Financial Highlights...................................................37
GENERATION PORTFOLIOS:
Investment Review......................................................40
Portfolios of Investments:
 Aetna Ascent VP.......................................................46
 Aetna Crossroads VP...................................................53
 Aetna Legacy VP.......................................................60
Statements of Assets and Liabilities...................................67
Statements of Operations...............................................68
Statements of Changes in Net Assets....................................69
Notes to Financial Statements..........................................72
Financial Highlights...................................................77

[CHART]

               AETNA IP     S&P 500
              LARGE CAP      INDEX
                 VP
09/16/96       10,000       10,000
09/30/96       10,069       10,107
12/31/96       10,964       10,834
               11,246       11,124
               13,272       13,067
               14,285       14,045
12/31/97       14,679       14,448
               16,759       16,464
               17,420       17,007
               15,728       15,315
12/31/98       19,319       18,577
               20,374       19,502
               21,676       20,877
               20,503       19,572
12/31/99       24,013       22,485
               24,669       23,000
               23,892       22,388
               23,736       22,171
12/31/00       21,757       20,435
               19,000       18,011
06/30/01       20,014       19,068

[CHART]

               AETNA IP       S&P
               MID CAP      MIDCAP
                 VP        400 INDEX
12/16/97       10,000       10,000
12/31/97       10,348       10,390
               11,459       11,535
               11,339       11,288
                9,958        9,655
12/31/98       12,862       12,377
               12,029       11,587
               13,511       13,228
               12,468       12,116
12/31/99       14,894       14,199
               17,128       16,001
               16,910       15,473
               18,798       17,353
12/31/00       17,860       16,685
               15,997       14,888
06/30/01       17,859       16,848

                                                      See Definition of Terms. 1

[CHART]

              AETNA IP        S&P
              SMALL CAP     SMALLCAP
                 VP        600 INDEX
12/19/97       10,000       10,000
12/31/97       10,430       10,403
               11,441       11,555
               10,901       11,040
                8,749        8,731
12/31/98       10,290       10,268
                9,423        9,345
               10,686       10,786
               10,248       10,264
12/31/99       11,400       11,543
               11,703       12,215
               11,745       12,338
               12,163       12,745
12/31/00       12,518       12,906
               11,546       12,058
06/30/01       12,819       13,709

------------------------------------------------------------------------------------------
                              AVERAGE ANNUAL TOTAL RETURNS
                          FOR THE PERIOD ENDED JUNE 30, 2001*
------------------------------------------------------------------------------------------
      INDEX PLUS LARGE CAP VP          INDEX PLUS MID CAP VP    INDEX PLUS SMALL CAP VP
------------------------------------------------------------------------------------------
     1 Year           Inception        1 Year     Inception      1 Year      Inception
------------------------------------------------------------------------------------------
    -16.21%             15.60%          5.61%       17.82%       9.16%         7.29%
------------------------------------------------------------------------------------------

*Total Return is calculated including reinvestment of income and capital gain distributions. Performance does not take into account any separate account charges imposed by Aetna. Past performance is no guarantee of future results. Investment return and principal of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.

                              AETNA INDEX PLUS VPs

HOW DID THE PORTFOLIOS PERFORM DURING THE PERIOD?

The performance listed below for the Index Plus VPs (Index Plus Large Cap, Index Plus Mid Cap and Index Plus Small Cap) and their respective benchmarks is for the six month period ended June 30, 2001:

                                         PORTFOLIO                                BENCHMARK INDEX
INDEX PLUS PORTFOLIOS                      RETURN    BENCHMARK INDEX                   RETURN
Index Plus Large Cap                       -7.98%    S&P 500 Index (a)                 -6.70%
Index Plus Mid Cap                         -0.01%    S&P MidCap 400 Index (b)           0.97%
Index Plus Small Cap                        2.41%    S&P SmallCap 600 Index (c)         6.23%

WHAT ECONOMIC OR FINANCIAL MARKET CONDITIONS IMPACTED THE PORTFOLIOS?

INDEX PLUS LARGE CAP: The Standard & Poor's (S&P) 500 Index posted a loss of -6.70% during the period. While the market was able to rally in response to the Federal Reserve's (the "Fed") inter-meeting 50 basis point rate cuts in January and April, these rallies were not strong enough to counter the severe corrections that occurred in February and March of this year. (One basis point is equal to one hundredth of a percent, or 0.01%.) The poorest performing sectors during the period were health care, utilities, and technology. Fears over the adverse impact a slowing U.S. economy would have on technology companies' earnings caused investors to continue to allocate away from this sector. The utility sector was hurt by concerns

2 See Definition of Terms.

over potential liabilities arising from California's energy crisis. The strongest performing sectors for the Portfolio during the period were consumer cyclicals and basic materials.

INDEX PLUS MID CAP: The S&P MidCap 400 Index returned 0.97% during the period. The mid cap market responded well to the Fed's inter-meeting 50 basis point rate cuts in January and April. The rally that began in April and continued into May was not strong enough to counter the severe corrections that occurred in February and March of this year. During the period, the strongest performing sectors for the Portfolio were capital goods and consumer cyclicals. Energy, transportation and utilities were the poorest performing sectors during the period. The utility and energy sectors were hurt by concerns over potential liabilities arising from California's energy crisis.

INDEX PLUS SMALL CAP: The S&P SmallCap 600 Index returned 6.23% during the period. The small cap market responded well to the Fed's inter-meeting 50 basis point rate cuts in January and April. The rally that began in April and continued into May was not strong enough to counter the severe corrections that occurred in February and March of this year. For the period, the strongest performing sectors for the Portfolio were consumer cyclicals, consumer staples, basic materials, and transportation. Energy, utilities, financials, and technology were the poorest performing sectors during the period. The utility and energy sectors were hurt by concerns over potential liabilities arising from California's energy crisis.

In general, performance within the equity market was extremely volatile during the last six months. It was marked by sudden and dramatic changes in market leadership and investor sentiment. Weak economic reports generally lead to equity market losses, but the Fed's six rate cuts during the period saw surges in investor optimism and positive equity returns.

WHAT INVESTMENTS INFLUENCED THE PORTFOLIO'S PERFORMANCE OVER THE PAST SIX
MONTHS?

INDEX PLUS LARGE CAP: The Index Plus Large Cap underperformed the S&P 500 Index during the period. The Portfolio was hurt both by the sector allocation and individual security selection by the model used to manage the Portfolio. Security selection was poor because factor performance was perverse, especially in January following the Fed's first rate cut on January 3rd. The stocks that ranked in the bottom deciles of estimate trend, price momentum, earnings momentum and growth reliability outperformed those in the top deciles by 15% or more on an equally weighted basis in January. That is, the stocks that performed best were those analysts' had downgraded most actively, those with poor prior price momentum, those with the largest declines in earnings over the last four quarters, and those with the least consistent earnings growth. This perverse factor behavior has been attributed to a "January effect" in which stocks that have suffered from tax-loss selling late in the prior year bounce back in January. This effect was exacerbated by the seasonal pattern of strong inflows into equities in the early part of the year, and, aggressive easing by the Fed sharply altered market psychology. Similar perverse behavior occurred in April following the Fed's inter-meeting easing on April 18th. Although to a lesser extent, investors once again consciously sought stocks that had sold off sharply despite the fact that many of these stocks continue to have poor near-term earnings outlooks.

The Portfolio was hurt by its overweight in healthcare and its underweight in consumer cyclicals. The negative impact of these positions was partially offset by the Portfolio's overweight in the energy and financials sectors as those sectors performed well relative to the S&P 500 Index during the period. The majority of the adverse individual security selection by the quantitative model we use to manage the Portfolio occurred within the technology sector. The Portfolio was hurt by its underweight positions in Microsoft and AOL, and, by its overweight positions in EMC and Oracle. This was partially offset by the positive impact of having been underweight in Lucent.

INDEX PLUS MID CAP: Index Plus Mid Cap underperformed the S&P MidCap 400 Index during the period. The bulk of the Portfolio's underperformance was due to poor sector selection by the model used to manage the Portfolio. The Portfolio was hurt by its underweight position in consumer cyclicals (the sector with the second highest return in the mid cap market) and by its overweight position in utilities. The negative impact of these positions was partially offset by the Portfolio's overweight positions in the energy and financial sectors as those sectors performed well relative to the S&P MidCap 400 Index during the period.

Adverse individual security selection occurred primarily within the financial and technology sectors. Within the financial sector, the Portfolio's underweight position in E*Trade Group and its overweight position in SEI Investments negatively

                                                      See Definition of Terms. 3
impacted performance. Within the technology sector the Portfolio was hurt by its overweight positions in Rational Software and in Waters Corporation.

INDEX PLUS SMALL CAP: The Index Plus Small Cap underperformed the S&P SmallCap 600 Index during the period. The bulk of the Portfolio's underperformance was due to poor security selection by the model used to manage the Portfolio. Adverse individual security selection occurred primarily with the technology and financial sectors. Within the technology sector, the Portfolio's underweight positions in Advanced Energy Industries, AXT, Inc., and RSA Security Inc. negatively impacted performance. Within the financial sector, the Portfolio was hurt by its overweight positions in Fidelity National Financial, Inc. and in First American Corp.

WHAT IS YOUR OUTLOOK GOING FORWARD?

We believe investor behavior in January and April of this year represents an anomalous period rather than a sudden shift in the way investors will value individual equities in the long term. That is, we believe it is unlikely that investors will markedly change their historical behavior for a sustained period of time in favor of stocks that are being most actively downgraded by analysts, that are showing the greatest declines in actual earnings, and that exhibit the poorest earnings' growth reliability. As the U.S. economy stabilizes, we expect performance within the U.S. equity markets will also remain steady in favor of those companies with the positive attributes our quantitative model is designed to measure: superior business momentum, market recognition, and attractive valuation.

INDEX PLUS LARGE CAP:

                                % OF EQUITY    % OF     OVER/(UNDER)
SECTOR                          INVESTMENTS   S&P 500     WEIGHTING
Basic Materials                     2.1%        2.7%       (0.6)%
Capital Goods                      10.4%        9.3%        1.1 %
Communication Services              4.5%        5.7%       (1.2)%
Consumer Cyclicals                  7.6%        8.7%       (1.1)%
Consumer Staples                   12.4%       13.0%       (0.6)%
Energy                              8.7%        6.7%        2.0 %
Financials                         21.3%       18.1%        3.2 %
Health Care                        12.1%       12.8%       (0.7)%
Technology                         16.2%       18.4%       (2.2)%
Transportation                      0.7%        0.7%        --
Utilities                           4.0%        3.9%        0.1 %

                                 % OF NET
TOP FIVE EQUITY HOLDINGS          ASSETS
General Electric Co.               4.5%
Microsoft Corp.                    3.5%
AOL Time Warner Inc.               3.5%
Exxon Mobil Corp.                  2.8%
Citigroup Inc.                     2.4%

4 See Definition of Terms.

INDEX PLUS MID CAP:

                                % OF EQUITY    % OF S&P    OVER/(UNDER)
SECTOR                          INVESTMENTS   MIDCAP 400     WEIGHTING
Basic Materials                     4.2%         4.1%          0.1 %
Capital Goods                       7.7%         7.2%          0.5 %
Communication Services              0.8%         1.6%         (0.8)%
Consumer Cyclicals                 14.6%        14.8%         (0.2)%
Consumer Staples                    7.9%         8.1%         (0.2)%
Energy                              7.2%         6.1%          1.1 %
Financials                         19.6%        17.3%          2.3 %
Health Care                        13.1%        13.0%          0.1 %
Technology                         13.9%        18.1%         (4.2)%
Transportation                      1.6%         1.9%         (0.3)%
Utilities                           9.4%         7.8%          1.6 %

                                  % OF NET
TOP FIVE EQUITY HOLDINGS           ASSETS
Genzyme Corp.                       1.3%
IDEC Pharmaceuticals Corp.          1.2%
IVAX Corp.                          0.9%
SunGard Data Systems Inc.           0.9%
Ultramar Diamond Shamrock Corp.     0.9%

INDEX PLUS SMALL CAP:

                                % OF EQUITY     % OF S&P     OVER/(UNDER)
SECTOR                          INVESTMENTS   SMALLCAP 600     WEIGHTING
Basic Materials                     4.6%          4.4%           0.2 %
Capital Goods                      11.9%         12.7%          (0.8)%
Communication Services              0.6%          0.5%           0.1 %
Consumer Cyclicals                 21.7%         19.9%           1.8 %
Consumer Staples                   10.3%         10.0%           0.3 %
Energy                              7.3%          6.6%           0.7 %
Financials                         11.4%         10.6%           0.8 %
Health Care                        13.7%         13.0%           0.7 %
Technology                         11.0%         15.2%          (4.2)%
Transportation                      2.7%          2.9%          (0.2)%
Utilities                           4.8%          4.2%           0.6 %

                                  % OF NET
TOP FIVE EQUITY HOLDINGS           ASSETS
Smithfields Foods, Inc.             1.0%
Universal Health Services, Inc.     0.9%
Varian Medical Systems, Inc.        0.8%
AdvancePCS                          0.8%
XTO Energy, Inc.                    0.8%

The opinions expressed reflect those of the portfolio manager only through June 30, 2001. The manager's opinions are subject to change at any time based on market and other conditions. The composition, industries and holdings of the Portfolios are subject to change.

                                                      See Definition of Terms. 5

DEFINITION OF TERMS

(a) The S&P 500 is the Standard & Poor's 500 Index. Performance is calculated on a total return basis and dividends are reinvested, as reported by Frank Russell Company.

(b) The Standard & Poor's (S&P) MidCap 400 Index is an unmanaged index used to measure stock market performance composed of companies with a weighted average market value of $3.2 billion. Performance is calculated on a total return basis and dividends are reinvested, as reported by Frank Russell Company.

(c) The Standard & Poor's (S&P) SmallCap 600 Index is an unmanaged index used to measure stock market performance composed of companies with a weighted average market value of $900 million. Performance is calculated on a total return basis and dividends are reinvested, as reported by Frank Russell Company.

The unmanaged indices described above are not available for individual investment.

INDEX PLUS PORTFOLIOS

PORTFOLIO OF INVESTMENTS - JUNE 30, 2001 (UNAUDITED)

INDEX PLUS LARGE CAP

                                                            NUMBER OF         MARKET
                                                             SHARES           VALUE
                                                          -------------   -------------
COMMON STOCKS (98.3%)
AEROSPACE/DEFENSE (1.6%)
Boeing Co. ..............................................   197,500     $  10,981,000
General Dynamics Corp. ..................................    42,700         3,322,487
Goodrich (B.F.) Co. .....................................    11,800           448,164
Lockheed Martin Corp. ...................................    97,900         3,627,195
Northrop Grumman Corp. ..................................     9,200           736,920
Raytheon Co. ............................................    23,900           634,545
                                                                        -------------
                                                                           19,750,311
                                                                        -------------
AGRICULTURE (0.1%)
Archer-Daniels-Midland Co. ..............................    64,545           852,085
                                                                        -------------
AIR FREIGHT (0.1%)
FedEx Corp. + ...........................................    30,300         1,218,060
                                                                        -------------
AIRLINES (0.2%)
AMR Corp. + .............................................    16,100           581,693
Delta Air Lines, Inc. ...................................     8,100           357,048
Southwest Airlines Co. ..................................    76,018         1,405,573
                                                                        -------------
                                                                            2,344,314
                                                                        -------------
ALUMINUM (0.4%)
Alcan Aluminum Ltd. .....................................    20,300           853,006
Alcoa Inc. ..............................................    92,100         3,628,740
                                                                        -------------
                                                                            4,481,746
                                                                        -------------
AUTO PARTS & EQUIPMENT (0.3%)
Dana Corp. ..............................................    15,400           359,436
Delphi Automotive Systems Corp. .........................   128,700         2,050,191
Genuine Parts Co. .......................................    15,500           488,250
Snap-On, Inc. ...........................................     5,100           123,216
TRW, Inc. ...............................................    11,500           471,500
Vistcon Corp. ...........................................    22,300           409,874
                                                                        -------------
                                                                            3,902,467
                                                                        -------------
AUTOMOBILES (1.1%)
Ford Motor Co. ..........................................   400,700         9,837,185
General Motors Corp. ....................................    57,100         3,674,385
                                                                        -------------
                                                                           13,511,570
                                                                        -------------
BANKS - MAJOR REGIONAL (3.9%)
AmSouth Bancorporation ..................................    40,800           754,392
Bank of New York Co., Inc. ..............................    76,800         3,686,400
Bank One Corp. ..........................................   119,900         4,292,420
BB&T Corp. ..............................................    38,400         1,409,280
Comerica, Inc. ..........................................    18,350         1,056,960
Fifth Third Bancorp .....................................    58,424         3,508,361
Fleet Boston Financial Corp. ............................   110,026         4,340,526
Huntington Bancshares Inc. ..............................    26,710           436,709
KeyCorp .................................................    45,000         1,172,250
Mellon Financial Corp. ..................................    54,400         2,502,400
National City Corp. .....................................    58,700         1,806,786
Northern Trust Corp. ....................................    26,000         1,625,000
PNC Financial Services Group ............................    30,200         1,986,858
Regions Financial Group .................................    23,400           748,800
SouthTrust Corp. ........................................    44,800         1,164,800
Suntrust Banks, Inc. ....................................    30,500         1,975,790
BANKS - MAJOR REGIONAL (CONTINUED)
Synovus Financial Corp. .................................    26,300       $   825,294
U.S. Bancorp ............................................   201,847         4,600,093
Union Planters Corp. ....................................    13,200           575,520
Wachovia Corp. ..........................................    21,600         1,536,840
Wells Fargo & Co. .......................................   182,600         8,478,118
                                                                        -------------
                                                                           48,483,597
                                                                        -------------
BANKS - MONEY CENTER (1.7%)
Bank of America Corp. ...................................   287,900        17,282,637
First Union Corp. .......................................   104,600         3,654,724
                                                                        -------------
                                                                           20,937,361
                                                                        -------------
BEVERAGES - ALCOHOLIC (0.4%)
Anheuser-Busch Co., Inc. ................................    96,100         3,959,320
Brown-Forman Corp. ......................................     3,600           230,184
Coors (Adolph) Co. ......................................     6,400           321,152
                                                                        -------------
                                                                            4,510,656
                                                                        -------------
BEVERAGES - NON-ALCOHOLIC (1.6%)
Coca-Cola Co. (The) .....................................   275,800        12,411,000
Pepsi Bottling Group, Inc. (The) ........................    16,700           669,670
PepsiCo, Inc. ...........................................   156,800         6,930,560
                                                                        -------------
                                                                           20,011,230
                                                                        -------------
BIOTECHNOLOGY (0.5%)
Amgen, Inc. + ...........................................    52,400         3,179,632
Biogen, Inc. + ..........................................    10,000           543,600
Chiron Corp. + ..........................................    19,100           974,100
MedImmune, Inc. + .......................................    30,000         1,416,000
                                                                        -------------
                                                                            6,113,332
                                                                        -------------
BUILDING MATERIALS GROUP (0.1%)
Masco Corp. .............................................    48,700         1,215,552
                                                                        -------------
CHEMICALS (0.7%)
Air Products and Chemicals, Inc. ........................    24,500         1,120,875
Du Pont (E.I.) de Nemours ...............................   105,200         5,074,848
Eastman Chemical Co. ....................................    11,500           547,745
Praxair, Inc. ...........................................    14,300           672,100
Rohm & Haas Co. .........................................    22,400           736,960
                                                                        -------------
                                                                            8,152,528
                                                                        -------------
CHEMICALS - DIVERSIFIED (0.1%)
Engelhard Corp. .........................................    11,800           304,322
FMC Corp. + .............................................     4,900           335,944
PPG Industries Inc. .....................................    17,900           941,003
                                                                        -------------
                                                                            1,581,269
                                                                        -------------
CHEMICALS - SPECIALTY (0.1%)
Ecolab, Inc. ............................................    12,300           503,931
Great Lakes Chemical Corp. ..............................     5,400           166,590
International Flavors & Fragrances, Inc. ................     9,200           231,196
Sigma-Aldrich Corp. .....................................     8,100           312,822
                                                                        -------------
                                                                            1,214,539
                                                                        -------------
COMMUNICATIONS EQUIPMENT (0.8%)
Andrew Corp. + ..........................................     9,600           177,120
Comverse Technology, Inc. + .............................    31,200         1,797,744
Corning, Inc. ...........................................    99,200         1,657,632


                                          See Notes to Portfolio of Investments.

                                                         NUMBER OF      MARKET
                                                          SHARES        VALUE
                                                       -----------   -------------
COMMUNICATIONS EQUIPMENT (CONTINUED)
JDS Uniphase Corp. + ...........................          67,500     $   860,625
QUALCOMM Inc. + ................................          81,900       4,789,512
Scientific-Atlanta, Inc. .......................          28,200       1,144,920
                                                                     -----------
                                                                      10,427,553
                                                                     -----------
COMPUTERS - HARDWARE (3.4%)
Apple Computer, Inc. + .........................          34,600         804,450
Compaq Computers Corp. + .......................         185,600       2,874,944
Dell Computer Corp. + ..........................         279,000       7,240,050
Gateway, Inc. + ................................          37,300         613,585
Hewlett-Packard Co. ............................          97,000       2,774,200
International Business Machines Corp. ..........         190,200      21,492,600
NCR Corp. + ....................................           6,000         282,000
Sun Microsystems, Inc. + .......................         339,500       5,336,940
                                                                     -----------
                                                                      41,418,769
                                                                     -----------
COMPUTERS - NETWORKING (1.2%)
Avaya Inc. + ...................................          27,700         379,490
Cisco Systems, Inc. + ..........................         798,700      14,536,340
Network Appliance, Inc. + ......................          33,700         461,690
                                                                     -----------
                                                                      15,377,520
                                                                     -----------
COMPUTERS - PERIPHERALS (0.1%)
Lexmark International Group, Inc. + ............          13,100         880,975
                                                                     -----------
COMPUTERS SOFTWARE/SERVICES (5.8%)
Adobe Systems, Inc. ............................          25,000       1,175,000
Autodesk, Inc. .................................           5,400         201,420
BMC Software, Inc. + ...........................          58,400       1,316,336
Citrix Systems, Inc. + .........................          12,700         443,230
Computer Associates International, Inc. ........         131,200       4,723,200
Compuware Corp. + ..............................          23,000         321,770
Intuit Inc. + ..................................          21,600         863,784
Mercury Interactive Corp. + ....................          14,000         838,600
Microsoft Corp. + ..............................         597,300      43,363,980
Novell, Inc. + .................................          34,400         195,736
Oracle Corp. + .................................         581,600      11,050,400
Parametric Technology Co. + ....................          28,100         393,119
PeopleSoft, Inc. + .............................          30,800       1,516,284
Siebel Systems, Inc. + .........................          43,400       2,035,460
Unisys Corp. + .................................          32,900         483,959
VERITAS Software Corp. + .......................          43,600       2,900,708
                                                                     -----------
                                                                      71,822,986
                                                                     -----------
CONSUMER FINANCE (1.0%)
Capital One Financial Corp. ....................          29,100       1,746,000
Countrywide Credit Industries, Inc. ............          16,900         775,372
Household International, Inc. ..................          84,100       5,609,470
MBNA Corp. .....................................          91,700       3,021,515
Providian Financial Corp. ......................          29,800       1,764,160
                                                                     -----------
                                                                      12,916,517
                                                                     -----------
CONTAINERS - METAL & GLASS (0.0%)
Ball Corp. .....................................           2,800         133,168
                                                                     -----------
CONTAINERS/PACKAGING - PAPER (0.1%)
Bemis Co., Inc. ................................           4,900         196,833
Pactiv Corp. + .................................          15,900         213,060

CONTAINERS/PACKAGING - PAPER (CONTINUED)
Temple-Inland Inc. .............................           4,600     $   245,134
                                                                     -----------
                                                                         655,027
                                                                     -----------
DISTRIBUTORS - FOOD & HEALTH (0.5%)
Cardinal Health, Inc. ..........................          45,550       3,142,950
McKesson HBOC, Inc. ............................          30,300       1,124,736
SUPERVALU, Inc. ................................          10,900         191,295
Sysco Corp. ....................................          73,600       1,998,240
                                                                     -----------
                                                                       6,457,221
                                                                     -----------
ELECTRIC COMPANIES (2.8%)
Allegheny Energy, Inc. .........................          19,800         955,350
Ameren Corp. ...................................          17,100         730,170
American Electric Power Co., Inc. ..............          33,700       1,555,929
Cinergy Corp. ..................................          28,700       1,003,065
CMS Energy Corp. ...............................          12,900         359,265
Consolidated Edison, Inc. ......................          20,900         831,820
Constellation Energy Group .....................          26,900       1,145,940
Dominion Resources, Inc. .......................          55,400       3,331,202
DTE Energy Co. .................................          20,900         970,596
Duke Energy Co. ................................          85,400       3,331,454
Entergy Corp. ..................................          39,900       1,531,761
Exelon Corp. ...................................          36,500       2,340,380
FirstEnergy Corp. ..............................          33,200       1,067,712
FPL Group, Inc. ................................          31,200       1,878,552
GPU, Inc. ......................................          12,900         453,435
Mirant Corp. + .................................          37,900       1,303,760
Niagara Mohawk Holdings Inc. + .................          16,800         297,192
Pinnacle West Capital Group ....................          15,300         725,220
PPL Corp. ......................................          24,700       1,358,500
Progress Energy, Inc. ..........................          21,900         983,748
Public Service Enterprise Group, Inc. ..........          22,700       1,110,030
Reliant Energy Inc. ............................          51,500       1,658,815
Southern Co. ...................................          78,000       1,813,500
TXU Corp. ......................................          38,167       1,839,268
Xcel Energy, Inc. ..............................          60,600       1,724,070
                                                                     -----------
                                                                      34,300,734
                                                                     -----------
ELECTRICAL EQUIPMENT (4.8%)
Cooper Industries, Inc. ........................           8,900         352,351
Emerson Electric Co. ...........................          45,600       2,758,800
General Electric Co. ...........................       1,127,100      54,946,125
Power-One, Inc. + ..............................          10,900         181,376
Rockwell International Corp. ...................          22,000         838,640
                                                                     -----------
                                                                      59,077,292
                                                                     -----------
ELECTRONICS - COMPONENT DIST. (0.0%)
Grainger (W.W.), Inc. ..........................           8,800         362,208
                                                                     -----------
ELECTRONICS - INSTRUMENTS (0.2%)
Agilent Technologies, Inc. + ...................          47,600       1,547,000
PerkinElmer, Inc. ..............................          16,800         462,504
Tektronix, Inc. + ..............................          15,700         426,255
                                                                     -----------
                                                                       2,435,759
                                                                     -----------
ELECTRONICS - SEMICONDUCTORS (2.7%)
Advanced Micro Devices, Inc. + .................          15,200         438,976


See Notes to Portfolio of Investments.

                                                         NUMBER OF      MARKET
                                                          SHARES        VALUE
                                                       -----------   -------------
ELECTRONICS - SEMICONDUCTORS (CONTINUED)
Analog Devices, Inc. + ...........................         38,800    $ 1,678,100
Broadcom Corp. - Class A + .......................         16,300        696,988
Intel Corp. ......................................        727,200     21,270,600
Linear Technology Corp. ..........................         36,600      1,618,452
Maxim Integrated Products, Inc. + ................         28,800      1,273,248
Micro Technology, Inc. + .........................         27,700      1,138,470
Texas Instruments, Inc. ..........................         92,800      2,923,200
Vitesse Semiconductor Corp. + ....................         19,200        403,968
Xilinx, Inc. + ...................................         40,000      1,649,600
                                                                     -----------
                                                                      33,091,602
                                                                     -----------
ENTERTAINMENT (4.5%)
AOL Time Warner Inc. + ...........................        801,600     42,484,800
Viacom, Inc. - Class B + .........................        189,300      9,796,275
Walt Disney Co. (The) ............................        105,200      3,039,228
                                                                     -----------
                                                                      55,320,303
                                                                     -----------
EQUIPMENT - SEMICONDUCTORS (0.0%)
Novellus Systems, Inc. + .........................          8,900        505,431
                                                                     -----------
FINANCIAL - DIVERSIFIED (7.1%)
Ambac Financial Group, Inc. ......................         19,200      1,117,440
American Express Co. .............................        147,100      5,707,480
Citigroup Inc. ...................................        567,600     29,991,984
Fannie Mae .......................................        225,500     19,201,325
Freddie Mac ......................................        151,700     10,619,000
J.P. Morgan Chase & Co. ..........................        225,900     10,075,140
Moody's Corp. ....................................         16,100        539,350
Morgan Stanley Dean Witter & Co. .................        120,700      7,752,561
State Street Corp. ...............................         33,400      1,652,966
USA Education Inc. ...............................         17,500      1,277,500
                                                                     -----------
                                                                      87,934,746
                                                                     -----------
FOODS (1.1%)
Campbell Soup Co. ................................         44,900      1,156,175
ConAgra Foods, Inc. ..............................         57,300      1,135,113
General Mills, Inc. ..............................         29,900      1,309,022
Heinz (H.J.) Co. .................................         37,000      1,512,930
Hershey Foods Corp. ..............................         11,400        703,494
Kellogg Co. ......................................         43,100      1,249,900
Quaker Oats Co. ..................................         15,300      1,396,125
Ralston Purina Group .............................         38,200      1,146,764
Sara Lee Corp. ...................................         88,500      1,676,190
Unilever NV ......................................         30,300      1,804,971
Wrigley (Wm.) Jr. Co. ............................         19,600        918,260
                                                                     -----------
                                                                      14,008,944
                                                                     -----------
FOOTWEAR (0.1%)
NIKE, Inc. - Class B .............................         18,200        764,218
Reebok International Ltd. + ......................          9,700        309,915
                                                                     -----------
                                                                       1,074,133
                                                                     -----------
GAMING, LOTTERY, & PARI-MUTUEL (0.0%)
Harrah's Entertainment, Inc. + ...................         15,000        529,500
                                                                     -----------
GOLD/PRECIOUS METALS MINING (0.1%)
Barrick Gold Corp. ...............................         37,500        568,125
Homestake Mining Co. .............................         27,600        213,900
GOLD/PRECIOUS METALS MINING (CONTINUED)
Placer Dome, Inc. ................................         47,900    $   469,420
                                                                     -----------
                                                                       1,251,445
                                                                     -----------
HARDWARE & TOOLS (0.1%)
Black & Decker Corp. .............................          8,200        323,572
Stanley Works (The) ..............................          8,200        343,416
                                                                     -----------
                                                                         666,988
                                                                     -----------
HEALTH CARE - DRUGS/PHARMACEUTICALS (5.7%)
Allergan, Inc. ...................................         14,500      1,239,750
Eli Lilly & Co. ..................................        121,900      9,020,600
Forest Laboratories, Inc. - Class A + ............         17,700      1,256,700
King Pharmaceuticals, Inc. + .....................         16,700        897,625
Merck & Co., Inc. ................................        260,000     16,616,600
Pfizer, Inc. .....................................        717,700     28,743,885
Pharmacia Corp. ..................................        138,300      6,354,885
Schering-Plough Corp. ............................        156,800      5,682,432
                                                                     -----------
                                                                      69,812,477
                                                                     -----------
HEALTH CARE - HOSPITAL MANAGEMENT (0.3%)
HCA - The Healthcare Co. .........................         28,100      1,269,839
Tenet Healthcare Corp. + .........................         36,600      1,888,194
                                                                     -----------
                                                                       3,158,033
                                                                     -----------
HEALTH CARE - LONG TERM CARE (0.0%)
Manor Care, Inc. + ...............................         18,400        584,200
                                                                     -----------
HEALTH CARE - MANAGED CARE (0.5%)
CIGNA Corp. ......................................         16,900      1,619,358
Humana, Inc. + ...................................         23,200        228,520
UnitedHealth Group Inc. ..........................         56,500      3,488,875
Wellpoint Health Networks, Inc. + ................         11,300      1,064,912
                                                                     -----------
                                                                       6,401,665
                                                                     -----------
HEALTH CARE - MEDICAL PRODUCTS/SUPPLIES (1.4%)
Applera Corp. ....................................         22,500        601,875
Bard (C.R.) Inc. .................................          4,100        233,495
Bausch & Lomb, Inc. ..............................          5,000        181,200
Baxter International, Inc. .......................         63,000      3,087,000
Becton, Dickinson & Co. ..........................         26,900        962,751
Biomet, Inc. .....................................         38,350      1,843,101
Boston Scientific Corp. + ........................         39,100        664,700
Guidant Corp. + ..................................         32,800      1,180,800
Medtronic, Inc. ..................................        129,800      5,972,098
St. Jude Medical, Inc. + .........................         15,400        924,000
Stryker Corp. ....................................         20,200      1,107,970
                                                                     -----------
                                                                      16,758,990
                                                                     -----------
HEALTH CARE - SPECIAL SERVICES (0.1%)
HEALTHSOUTH Corp. + ..............................         40,100        640,397
                                                                     -----------
HEALTH CARE DIVERSIFIED (3.3%)
Abbott Laboratories ..............................        179,300      8,608,193
American Home Products Corp. .....................         65,800      3,845,352
Bristol-Myers Squibb Co. .........................        217,100     11,354,330
Johnson & Johnson ................................        341,850     17,092,900
                                                                     -----------
                                                                      40,900,375
                                                                     -----------


                                          See Notes to Portfolio of Investments.

                                                       NUMBER OF      MARKET
                                                        SHARES        VALUE
                                                     -----------   -------------
HOMEBUILDING (0.1%)
Centex Corp. .....................................         8,800   $   358,600
KB HOME ..........................................         7,100       214,207
Pulte Homes, Inc. ................................         6,900       294,147
                                                                   -----------
                                                                       866,954
                                                                   -----------
HOUSEHOLD FURNISHINGS & APPLIANCES (0.1%)
Leggett & Platt, Inc. ............................        20,600       453,818
Maytag Corp. .....................................         7,200       210,672
Whirlpool Corp. ..................................        11,800       737,500
                                                                   -----------
                                                                     1,401,990
                                                                   -----------
HOUSEHOLD PRODUCTS - NON-DURABLE (1.0%)
Clorox Co. .......................................        25,000       846,250
Colgate-Palmolive Co. ............................        61,400     3,621,986
Kimberly-Clark Corp. .............................        57,300     3,203,070
Proctor & Gamble Co. .............................        70,100     4,472,380
                                                                   -----------
                                                                    12,143,686
                                                                   -----------
HOUSEWARES (0.1%)
Fortune Brands, Inc. .............................        16,500       632,940
Newell Rubbermaid Inc. ...........................        30,600       768,060
Tupperware Corp. .................................         5,100       119,493
                                                                   -----------
                                                                     1,520,493
                                                                   -----------
INSURANCE - LIFE/HEALTH (1.3%)
AFLAC, Inc. ......................................       111,400     3,507,986
American General Corp. ...........................       104,500     4,854,025
Conseco, Inc. ....................................        37,500       511,875
Jefferson-Pilot Corp. ............................        16,425       793,656
Lincoln National Corp. ...........................        31,800     1,645,650
MetLife, Inc. ....................................        84,100     2,605,418
Torchmark Corp. ..................................        18,700       751,927
UnumProvident Corp. ..............................        43,700     1,403,644
                                                                   -----------
                                                                    16,074,181
                                                                   -----------
INSURANCE - MULTI-LINE (2.3%)
American International Group, Inc. ...............       250,400    21,534,400
Hartford Financial Services Group, Inc. ..........        51,900     3,549,960
Loews Corp. ......................................        43,500     2,802,705
                                                                   -----------
                                                                    27,887,065
                                                                   -----------
INSURANCE - PROPERTY/CASUALTY (1.1%)
Allstate Corp. (The) .............................       124,100     5,459,159
Chubb Corp. ......................................        18,200     1,409,226
Cincinnati Financial Corp. .......................        16,700       659,650
MBIA, Inc. .......................................        26,850     1,495,008
MGIC Investment Corp. ............................        11,200       813,568
Progressive Corp. ................................        13,200     1,784,508
SAFECO Corp. .....................................        12,700       374,650
St. Paul Co., Inc. ...............................        34,800     1,764,012
                                                                   -----------
                                                                    13,759,781
                                                                   -----------
INSURANCE BROKERS (0.3%)
Aon Corp. ........................................        27,300       955,500
Marsh & McLennan Co., Inc. .......................        28,500     2,878,500
                                                                   -----------
                                                                     3,834,000
                                                                   -----------
INVESTMENT BANKING/BROKERAGE (0.9%)
Bear Stearns Co., Inc. (The) .....................        11,100       654,567
INVESTMENT BANKING/BROKERAGE (CONTINUED)
Lehman Brothers Holdings Inc. ....................        27,700   $ 2,153,675
Merrill Lynch & Co., Inc. ........................       145,000     8,591,250
                                                                   -----------
                                                                    11,399,492
                                                                   -----------
INVESTMENT MANAGEMENT (0.2%)
Franklin Resources, Inc. .........................        25,400     1,162,558
Price (T. Rowe) Associates, Inc. .................        12,900       482,331
Stilwell Financial, Inc. .........................        26,200       879,272
                                                                   -----------
                                                                     2,524,161
                                                                   -----------
LEISURE TIME - PRODUCTS (0.2%)
Brunswick Corp. ..................................        17,600       422,928
Harley-Davidson, Inc. ............................        15,800       743,864
Mattel, Inc. .....................................        45,300       857,076
                                                                   -----------
                                                                     2,023,868
                                                                   -----------
LODGING - HOTELS (0.3%)
Carnival Corp. ...................................        44,400     1,363,080
Hilton Hotels Corp. ..............................        32,700       379,320
Marriott International, Inc. .....................        23,000     1,088,820
                                                                   -----------
                                                                     2,831,220
                                                                   -----------
MACHINERY - DIVERSIFIED (0.3%)
Caterpillar, Inc. ................................        36,700     1,836,835
Deere & Co. ......................................        15,500       586,675
Dover Corp. ......................................        21,600       813,240
Ingersoll-Rand Co. ...............................        19,700       811,640
Timkin Co. .......................................         5,400        91,476
                                                                   -----------
                                                                     4,139,866
                                                                   -----------
MANUFACTURING - DIVERSIFIED (3.0%)
Crane Co. ........................................         6,200       192,200
Danaher Corp. ....................................        14,900       834,400
Eaton Corp. ......................................         9,400       658,940
Honeywell International Inc. .....................        82,900     2,900,671
Illinois Tool Works, Inc. ........................        31,900     2,019,270
ITT Industries, Inc. .............................        14,600       646,050
Johnson Controls, Inc. ...........................         9,100       659,477
Minnesota Mining and
  Manufacturing Co. (3M) .........................        39,900     4,552,590
Parker-Hannifin Corp. ............................        14,300       606,892
Textron, Inc. ....................................        15,200       836,608
Thermo Electro Corp. .............................        18,300       402,966
Tyco International Ltd. + ........................       350,730    19,114,785
United Technologies Corp. ........................        49,000     3,589,740
                                                                   -----------
                                                                    37,014,589
                                                                   -----------
MANUFACTURING - SPECIALIZED (0.0%)
Avery Denniston Corp. ............................        11,600       592,180
                                                                   -----------
METALS MINING (0.1%)
Freeport-McMoRan Copper & Gold, Inc. + ...........        11,200       123,760
Inco Ltd. + ......................................        36,500       629,990
                                                                   -----------
                                                                       753,750
                                                                   -----------
NATURAL GAS - DISTRIBUTION - PIPE LINE (1.1%)
Dynegy Inc. - Class A ...........................        35,300     1,641,456


See Notes to Portfolio of Investments.

                                                             NUMBER OF      MARKET
                                                              SHARES        VALUE
                                                           -----------   ------------
NATURAL GAS - DISTRIBUTION - PIPE LINE (CONTINUED)
El Puso Energy Corp. ................................         54,800     $ 2,879,192
Enron Corp. .........................................         78,900       3,866,100
KeySpan Energy Corp. ................................         24,200         882,816
Kinder Morgan, Inc. .................................         11,800         592,950
NICOR, Inc. .........................................          4,200         163,716
NiSource Inc. .......................................         29,700         811,701
ONEOK, Inc. .........................................         10,600         208,820
Peoples Energy Corp. ................................          3,300         132,660
Sempra Energy .......................................         34,700         948,698
William Co.'s, Inc (The) ............................         50,500       1,663,975
                                                                         -----------
                                                                          13,792,078
                                                                         -----------
OFFICE EQUIPMENT & SUPPLIES (0.1%)
Pitney Bowes, Inc. ..................................         23,100         972,972
                                                                         -----------
OIL & GAS - DRILLING & EQUIPMENT (0.5%)
Baker Hughes Inc. ...................................         34,300       1,149,050
Halliburton Co. .....................................         50,800       1,808,480
Nabors Industries, Inc. + ...........................         15,200         565,440
Noble Drilling Corp. + ..............................         24,400         799,100
Rowan Co., Inc. + ...................................         13,400         296,140
Transocean Sedco Forex Inc. .........................         31,800       1,311,750
                                                                         -----------
                                                                           5,929,960
                                                                         -----------
OIL & GAS - EXPLORATION/PRODUCTION (0.8%)
Anadarko Petroleum Corp. ............................         58,300       3,149,949
Apache Corp. ........................................         20,200       1,025,150
Burlington Resources, Inc. ..........................         34,400       1,374,280
Devon Energy Corp. ..................................         13,400         703,500
EOG Resources, Inc. .................................         21,200         753,660
Kerr-McGee Corp. ....................................         18,900       1,252,503
Unocal Corp. ........................................         39,700       1,355,755
                                                                         -----------
                                                                           9,614,797
                                                                         -----------
OIL & GAS - REFINING & MARKETING (0.2%)
Ashland Oil Inc. ....................................          6,400         256,640
Sunoco, Inc. ........................................         13,300         487,179
Tosco Corp. .........................................         29,000       1,277,450
                                                                         -----------
                                                                           2,021,269
                                                                         -----------
OIL - DOMESTIC INTEGRATED (1.0%)
Amerada Hess Corp. ..................................         15,100       1,220,080
Conoco Inc. - Class B ...............................        133,000       3,843,700
Occidental Petroleum Corp. ..........................         80,900       2,151,131
Philips Petroleum Co. ...............................         52,000       2,964,000
USX-Marathon Group ..................................         53,000       1,564,941
                                                                         -----------
                                                                          11,742,941
                                                                         -----------
OIL - INTERNATIONAL INTEGRATED (6.4%)
Chevron Corp. .......................................        147,200      13,321,600
Exxon Mobil Corp. ...................................        392,800      34,311,080
Royal Dutch Petroleum Co. ...........................        391,600      22,818,532
Texaco, Inc. ........................................        128,000       8,531,460
                                                                         -----------
                                                                          78,982,672
                                                                         -----------
PAPER & FOREST PRODUCTS (0.5%)
Boise Cascade Corp. .................................          5,000         175,850
Georgia-Pacific Corp. ...............................         25,400         859,790
PAPER & FOREST PRODUCTS (CONTINUED)
International Paper Co. .............................         53,000     $ 1,892,100
Mead Corp. ..........................................          9,000         244,260
Westvaco Corp. ......................................          9,400         228,326
Weyerhaeuser Co. ....................................         22,700       1,247,819
Willamette Industries, Inc. .........................         26,000       1,287,000
                                                                         -----------
                                                                           5,935,145
                                                                         -----------
PERSONAL CARE (0.4%)
Alberto-Culver Co. - Class B ........................          3,100         130,324
Avon Products, Inc. .................................         25,300       1,170,884
Gillette Co. ........................................        109,900       3,186,001
                                                                         -----------
                                                                           4,487,209
                                                                         -----------
PHOTOGRAPHY/IMAGING (0.1%)
Eastman Kodak Co. ...................................         33,700       1,573,116
                                                                         -----------
PUBLISHING (0.2%)
Harcourt General, Inc. ..............................          8,800         512,072
McGraw-Hill Co., Inc. (The) .........................         20,400       1,349,460
Meredith Corp. ......................................          3,600         128,916
                                                                         -----------
                                                                           1,990,448
                                                                         -----------
PUBLISHING - NEWSPAPERS (0.3%)
Dow Jones & Co., Inc. ...............................          8,100         483,651
Gannett Co., Inc. ...................................         28,100       1,851,790
New York Times Co. ..................................         20,300         852,600
                                                                         -----------
                                                                           3,188,041
                                                                         -----------
RAILROADS (0.3%)
Burlington Northern Santa Fe Corp. ..................         41,100       1,239,987
CSX Corp. ...........................................         22,200         804,528
Norfolk Southern Corp. ..............................         35,200         728,640
Union Pacific Corp. .................................         26,400       1,449,624
                                                                         -----------
                                                                           4,222,779
                                                                         -----------
REIT DIVERSIFIED (0.0%)
Starwood Hotels & Resorts Worldwide,
  Inc. ..............................................         28,600       1,066,208
                                                                         -----------
RESTAURANTS (0.5%)
Darden Restaurants, Inc. ............................         12,500         348,750
McDonald's Corp. ....................................        135,200       3,658,512
Starbucks Corp. + ...................................         53,800       1,237,400
Tricon Global Restaurants, Inc. + ...................         10,000         439,000
Wendy's International, Inc. .........................         13,400         342,236
                                                                         -----------
                                                                           6,025,898
                                                                         -----------
RETAIL - BUILDING SUPPLIES (1.2%)
Home Depot, Inc. ....................................        249,200      11,600,260
Lowe's Co., Inc. ....................................         45,100       3,272,005
Sherwin-Williams Co. ................................         15,700         348,540
                                                                         -----------
                                                                          15,220,805
                                                                         -----------
RETAIL - COMPUTERS & ELECTRONICS (0.2%)
Best Buy Co., Inc. + ................................         48,000       3,048,960
                                                                         -----------
RETAIL - DEPARTMENT STORES (0.4%)
Dillards, Inc. ......................................          9,300         142,011
Federated Department Stores, Inc. + .................         19,800         841,500
J.C. Penney Co., Inc. ...............................         16,500         434,940
Kohl's Corp. + ......................................         35,400       2,220,642


See Notes to Portfolio of Investments.

                                                NUMBER OF        MARKET
                                                 SHARES           VALUE
                                               ----------      -----------
RETAIL - DEPARTMENT STORES (CONTINUED)
May Department Stores Co. ................          53,100     $ 1,819,206
                                                            --------------
                                                                 5,458,299
                                                            --------------
RETAIL - GENERAL MERCHANDISE CHAINS (1.6%)
Costco Wholesale Corp. + .................          52,500       2,156,700
Sears, Roebuck & Co. .....................          58,100       2,458,211
Target Corp. .............................          95,300       3,297,380
Wal-Mart Stores, Inc. ....................         240,000      11,712,000
                                                            --------------
                                                                19,624,291
                                                            --------------
RETAIL - SPECIALTY (0.2%)
AutoZone, Inc. + .........................          12,000         450,000
Bed Bath & Beyond, Inc. + ................          30,200         906,000
Office Depot, Inc. + .....................          30,500         316,590
Staples, Inc. + ..........................          47,400         757,926
Toys "R" Us, Inc. + ......................          19,200         475,200
                                                            --------------
                                                                 2,905,716
                                                            --------------
RETAIL SPECIALITY - APPAREL (0.4%)
Gap, Inc. (The) ..........................          96,900       2,810,100
Limited, Inc. (The) ......................          45,400         750,008
TJX Companies, Inc. ......................          28,000         892,360
                                                            --------------
                                                                 4,452,468
                                                            --------------
RETAIL STORES - DRUG STORES (0.4%)
CVS Corp. ................................          40,500       1,563,300
Walgreen Co. .............................         107,200       3,660,880
                                                            --------------
                                                                 5,224,180
                                                            --------------
RETAIL STORES - FOOD CHAINS (0.5%)
Albertson's, Inc. ........................          42,400       1,271,576
Kroger Co. (The) + .......................          85,400       2,135,000
Safeway, Inc. + ..........................          52,600       2,524,800
Winn-Dixie Stores, Inc. ..................          14,000         365,820
                                                            --------------
                                                                 6,297,196
                                                            --------------
SAVINGS & LOAN COMPANIES (0.7%)
Charter One Financial, Inc. ..............          19,740         629,706
Golden West Financial Corp. ..............          28,400       1,824,416
Washington Mutual Financial Corp. ........         173,550       6,516,802
                                                            --------------
                                                                 8,970,924
                                                            --------------
SERVICES - ADVERTISING/MARKETING (0.1%)
Omnicom Group, Inc. ......................           9,200         791,200
TMP Worldwide Inc. + .....................          12,200         721,142
                                                            --------------
                                                                 1,512,342
                                                            --------------
SERVICES - COMMERCIAL & CONSUMER (0.4%)
Cendant Corp. + ..........................          99,500       1,940,250
Convergys Corp. + ........................          19,200         580,800
H&R Block, Inc. ..........................          20,100       1,297,455
IMS Health, Inc. .........................          31,200         889,200
                                                            --------------
                                                                 4,707,705
                                                            --------------
SERVICES - COMPUTER SYSTEMS (0.4%)
Computer Sciences Corp. + ................          17,600         608,960
Electronic Data Systems Corp. ............          48,400       3,025,000
Sabre Holdings Corp. + ...................          14,200         710,000
                                                            --------------
                                                                 4,343,960
                                                            --------------
SERVICES - DATA PROCESSING (0.9%)
Automatic Data Processing, Inc. ..........          67,000   $   3,329,900
Concord EFS, Inc. + ......................          24,900       1,295,049
First Data Corp. .........................          42,100       2,704,925
Fiserv, Inc. + ...........................          28,300       1,810,634
Paychex, Inc. ............................          37,500       1,500,000
                                                            --------------
                                                                10,640,508
                                                            --------------
SERVICES - EMPLOYMENT (0.1%)
Robert Half International, Inc. + ........          30,000         746,700
                                                            --------------
SPECIALTY PRINTING (0.1%)
Deluxe Corp. .............................          14,200         410,380
RR Donnelley & Sons Co. ..................          11,000         326,700
                                                            --------------
                                                                   737,080
                                                            --------------
STEEL (0.0%)
Nucor Corp. ..............................          10,200         498,678
                                                            --------------
TELEPHONE (3.3%)
ALLTEL Corp. .............................          23,100       1,415,106
BellSouth Corp. ..........................         197,300       7,945,271
CenturyTel, Inc. .........................          13,400         406,020
SBC Communications, Inc. .................         369,700      14,810,182
Verizon Communications ...................         307,500      16,451,250
                                                            --------------
                                                                41,027,829
                                                            --------------
TELEPHONE LONG DISTANCE (1.0%)
AT&T Corp. ...............................         366,600       8,065,200
WorldCom, Inc. ...........................         320,400       4,793,184
                                                            --------------
                                                                12,858,384
                                                            --------------
TEXTILES - APPAREL (0.1%)
Liz Claiborne, Inc. ......................           5,600         282,520
VF Corp. .................................          10,400         378,352
                                                            --------------
                                                                   660,872
                                                            --------------
TOBACCO (1.7%)
Philip Morris Co. Inc. ...................         394,800      20,036,100
UST, Inc. ................................          16,100         464,646
                                                            --------------
                                                                20,500,746
                                                            --------------
TRUCKERS (0.0%)
Ryder System, Inc. .......................           6,200         121,520
                                                            --------------
TRUCKS & PARTS (0.1%)
Navistar International Corp. + ...........          10,000         281,300
PACCAR, Inc. .............................           9,300         478,206
                                                            --------------
                                                                   759,506
                                                            --------------
WASTE MANAGEMENT (0.2%)
Allied Waste Industries, Inc. + ..........          28,100         524,908
Waste Management, Inc. ...................          64,500       1,987,890
                                                            --------------
                                                                 2,512,798
                                                            --------------
TOTAL COMMON STOCKS
  (COST $1,251,366,534) ..................                   1,210,329,851
                                                            --------------


See Notes to Portfolio of Investments.

                                              PRINCIPAL           MARKET
                                               AMOUNT             VALUE
                                             -----------         --------
SHORT-TERM INVESTMENTS (3.3%)
Federal Home Loan Bank 3.90%, 07/05/01    $    15,000,000    $    14,995,125
Federal Home Loan Bank, 3.94%, 07/02/01        25,320,000         25,320,000
                                                             ---------------
TOTAL SHORT-TERM INVESTMENTS
(COST $40,315,125)                                                40,315,125
                                                             ---------------
TOTAL INVESTMENTS
(COST $1,291,681,659)(a)                                       1,250,644,976
OTHER ASSETS LESS LIABILITIES                                    (19,229,680)
                                                             ---------------
TOTAL NET ASSETS                                             $ 1,231,415,296
                                                             ===============

NOTES TO PORTFOLIO OF INVESTMENTS

(a) The cost of investments for federal income tax purposes amounts to $1,384,159,810. Unrealized gains and losses, based on identified tax cost at June 30, 2001, are as follows:

Unrealized gains ..................   $        --

Unrealized losses .................    (133,514,834)
                                      -------------

  Net unrealized loss .............   $(133,514,834)
                                      =============

+    Non-income producing security.

REIT - Real Estate Investment Trust

Category percentages are based on net assets.


                                              See Notes to Financial Statements.

INDEX PLUS PORTFOLIOS
PORTFOLIO OF INVESTMENTS - JUNE 30, 2001 (UNAUDITED)
INDEX PLUS MID CAP

                                                              NUMBER OF               MARKET
                                                                SHARES                 VALUE
                                                              ---------               ------
COMMON STOCKS (95.5%)
AEROSPACE/DEFENSE (0.8%)
Newport News Shipbuilding, Inc.  .................              8,600              $   526,750
Precision Castparts Corp. ........................             12,800                  478,976
Sequa Corp. + ....................................                200                    9,100
                                                                                   -----------
                                                                                     1,014,826
                                                                                   -----------
AGRICULTURE (0.2%)
Universal Corp. ..................................              6,600                  261,756
                                                                                   -----------
AIR FREIGHT (0.5%)
Airborne, Inc. ...................................              6,500                   75,335
Atlas Air, Inc. + ................................              5,200                   73,632
EGL, Inc. + ......................................              5,000                   87,300
Expeditors International of Washington, Inc. .....              6,500                  389,994
                                                                                   -----------
                                                                                       626,261
                                                                                   -----------
AUTO PARTS & EQUIPMENT (1.2%)
ArvinMeritor, Inc. ...............................              8,900                  148,986
Bandag, Inc. .....................................              2,800                   76,440
Borg-Warner Automotive, Inc. .....................              3,200                  158,784
Gentex Corp. + ...................................             10,300                  287,061
Lear Corp. + .....................................             16,900                  589,810
Modine Manufacturing Co. .........................              4,800                  132,384
Superior Industries International, Inc. ..........              2,800                  107,240
                                                                                   -----------
                                                                                     1,500,705
                                                                                   -----------
BANKS & THRIFTS (0.2%)
Webster Financial Corp. ..........................              8,700                  285,186
                                                                                   -----------
BANKS - REGIONAL (7.0%)
Associated Banc-Corp. ............................              8,970                  322,830
Banknorth Group, Inc. ............................             27,700                  627,405
City National Corp. ..............................              6,200                  274,598
Compass Bancshares Inc. ..........................             15,600                  413,400
First Tennessee National Corp. ...................             17,900                  621,309
First Virginia Banks, Inc. .......................              6,100                  287,432
FirstMerit Corp. .................................             11,200                  295,680
Greater Bay Bancorp ..............................              4,200                  104,916
Hibernia Corp. ...................................             20,300                  361,340
Investors Financial Services Corp. ...............              3,700                  247,900
M&T Bank Corp. ...................................             13,400                1,011,700
Marshall & Ilsley Corp. ..........................             14,200                  765,380
Mercantile Bankshares Corp. ......................             10,200                  399,126
National Commerce Financial Corp. ................             28,100                  684,797
North Fork Bancorp, Inc. .........................             21,500                  666,500
Pacific Century Financial Corp. ..................             10,700                  275,953
Provident Financial Group, Inc. ..................              6,400                  210,688
Silicon Valley Bancshares + ......................              6,900                  151,800
TCF Financial Corp. ..............................             10,700                  495,517
Westamerica Bancorporation .......................              4,800                  188,400
Wilmington Trust Corp. ...........................              3,800                  238,070
                                                                                   -----------
                                                                                     8,644,741
                                                                                   -----------
BEVERAGES - NON-ALCOHOLIC (0.2%)
PepsiAmericas, Inc. ..............................             19,300                  256,690
                                                                                   -----------
BIOTECHNOLOGY (4.5%)
COR Therapeutics, Inc. + .........................              3,600                  109,800
Genzyme Corp. + ..................................             26,600                1,622,600
Gilead Sciences, Inc. + ..........................              5,900                  343,321
IDEC Pharmaceuticals Corp. + .....................             21,200                1,435,028
Millennium Pharmaceuticals Inc. + ................             29,900                1,063,842
Protein Design Labs, Inc. + ......................              6,300                  546,588
Vertex Pharmaceuticals, Inc. + ...................              8,700                  430,650
                                                                                   -----------
                                                                                     5,551,829
                                                                                   -----------
BROADCASTING - TV, RADIO & CABLE (1.4%)
Chris-Craft Industries, Inc. + ...................              4,824                  344,434
Emmis Communications Corp. - Class A + ...........              6,800                  209,100
Entercom Communications Corp. + ..................              2,800                  150,108
Hispanic Broadcasting Corp. + ....................             15,200                  436,088
Westwood One, Inc. + .............................             15,200                  560,120
                                                                                   -----------
                                                                                     1,699,850
                                                                                   -----------
CELLULAR/WIRELESS TELECOMMUNICATIONS (0.1%)
Price Communications Corp. + .....................              7,300                  147,387
                                                                                   -----------
CHEMICALS (0.6%)
Airgas, Inc. + ...................................             15,800                  188,020
Cabor Corp. ......................................              8,200                  295,364
LMC Global, Inc. .................................             12,600                  128,520
Solutia, Inc. ....................................             10,900                  138,975
                                                                                   -----------
                                                                                       750,879
                                                                                   -----------
CHEMICALS - DIVERSIFIED (0.1%)
Olin Corp. .......................................              9,300                  158,007
                                                                                   -----------
CHEMICALS - SPECIALITY (1.1%)
Albemarle Corp. ..................................              9,700                  224,749
Crompton Corp. ...................................             15,700                  171,130
Cytec Industries, Inc. + .........................              5,200                  197,600
Ferro Corp. ......................................              4,500                   98,145
Fuller (H.B.) Co. ................................              1,700                   84,830
Lubrizol Corp. (The) .............................              5,700                  176,985
Minerals Technologies Inc. .......................              2,200                   94,424
RPM, Inc. ........................................             14,000                  128,800
Schulman (A.), Inc. ..............................                400                    5,400
Valspar Corp. (The) ..............................              6,800                  241,400
                                                                                   -----------
                                                                                     1,423,463
                                                                                   -----------
COMMUNICATIONS EQUIPMENT (0.7%)
ADTRAN, Inc. + ...................................              6,100                  125,050
ANTEC Corp. + ....................................              1,600                   19,480
CommScope, Inc. + ................................              1,300                   30,550
Harris Corp. .....................................              4,500                  122,445
L-3 Communications Holdings, Inc. + ..............              5,000                  381,500
Polycom, Inc. + ..................................              5,200                  120,068
Sawtek, Inc. + ...................................              5,100                  120,003
                                                                                   -----------
                                                                                       919,456
                                                                                   -----------
COMPUTERS - HARDWARE (0.1%)
National Instruments Corp. + .....................              3,100                  100,595
                                                                                   -----------
COMPUTERS - NETWORKING (0.1%)
Avocent Corp. + ..................................              5,900                  134,225
                                                                                   -----------


14  See Notes to Portfolio of Investments.

                                                              NUMBER OF               MARKET
                                                                SHARES                 VALUE
                                                              ---------               ------
COMPUTERS - PERIPHERALS (0.7%)
Quantum Corporation - DLT & Storage
  Systems + ......................................             37,600              $   379,384
SanDisk Corp. + ..................................              8,600                  239,854
Storage Technology Corp. + .......................             17,300                  238,048
                                                                                   -----------
                                                                                       857,286
                                                                                   -----------
COMPUTERS SOFTWARE/SERVICES (5.0%)
Advent Software, Inc. + ..........................              4,400                  279,400
Affiliated Computer Services, Inc. + .............              6,900                  496,179
Cadence Design Systems, Inc. + ...................             34,500                  642,735
Electronic Arts, Inc. + ..........................             18,300                1,059,570
Henry (Jack) & Associates, Inc. ..................              5,800                  179,800
Legato Systems, Inc. + ...........................             13,200                  210,540
Macromedia, Inc. + ...............................              8,200                  147,600
Macrovision Corp. + ..............................              3,300                  226,050
Mentor Graphics Corp. + ..........................             15,200                  266,000
Network Associates, Inc. + .......................             18,400                  229,080
Retek Inc. + .....................................              6,700                  321,198
Structural Dynamics Research Corp. + .............              4,900                  120,050
Sybase, Inc. + ...................................             13,100                  215,495
Symantec Corp. + .................................             21,500                  939,335
Synopsys, Inc. + .................................             15,400                  745,206
Transaction Systems Architects, Inc. + ...........              1,100                   17,050
Wind River Systems + .............................              8,700                  151,902
                                                                                   -----------
                                                                                     6,247,190
                                                                                   -----------
CONSTRUCTION (0.3%)
Martin Marietta Materials, Inc. ..................              6,300                  311,787
                                                                                   -----------
CONSUMER - JEWELRY/NOVELTIES (0.3%)
Blyth Industries, Inc. ...........................              6,400                  164,544
Lancaster Colony Corp. ...........................              4,500                  148,410
                                                                                   -----------
                                                                                       312,945
                                                                                   -----------
CONSUMER FINANCE (1.1%)
Americredit Corp. + ..............................             17,200                  893,540
PMI Group, Inc. (The) ............................              6,300                  457,758
                                                                                   -----------
                                                                                     1,351,298
                                                                                   -----------
CONTAINERS/PACKAGING - PAPER (0.3%)
Sonoco Products Co. ..............................             13,880                  345,334
                                                                                   -----------
DISTRIBUTORS - FOOD & HEALTH (0.6%)
AmeriSource Health Corp. + .......................              7,100                  392,630
Bergen Brunswig Corp. ............................             17,000                  326,740
                                                                                   -----------
                                                                                       719,370
                                                                                   -----------
ELECTRIC COMPANIES (6.6%)
ALLETE ...........................................             11,100                  249,750
Alliant Energy Corp. .............................             11,100                  323,565
Black Hills Corp. ................................              6,900                  277,587
Cleco Corp. ......................................              9,400                  213,850
Conectiv, Inc. ...................................             24,325                  525,420
DPL, Inc. ........................................             17,700                  512,592
DQE, Inc. ........................................              7,800                  175,500
Energy East Corp. ................................             23,800                  497,658
Hawaiian Electric Industries, Inc. ...............              3,500                  133,700
IDACORP, Inc. ....................................              9,100                  317,408
Kansas City Power & Light Co. ....................              6,900                  169,395
Montana Power Co. (The) ..........................             13,900                  161,240
Northeast Utilities Corp. ........................             20,100                  417,075
NSTAR ............................................              7,500                  319,200
OGE Energy Corp. .................................             10,700                  241,927
Potomac Electric Power Co. .......................             23,100                  483,252
Public Service Co. of New Mexico .................              9,100                  292,110
Puget Energy, Inc. ...............................             22,000                  576,400
SCANA Corp. ......................................             15,000                  426,000
TECO Energy, Inc. ................................             18,800                  573,400
UtiliCorp United Inc. ............................             24,600                  751,530
Western Resources, Inc. ..........................             10,000                  215,000
Wisconsin Energy Corp. ...........................             15,200                  361,304
                                                                                   -----------
                                                                                     8,214,863
                                                                                   -----------
ELECTRICAL EQUIPMENT (1.5%)
Hubbell, Inc. ....................................              7,500                  217,500
KEMET Corp. + ....................................             11,900                  235,739
SCI Systems, Inc. + ..............................             20,300                  517,650
Sensormatic Electronics Corp. + ..................              9,700                  164,900
SPX Corp. + ......................................              2,600                  325,468
Vishay Intertechnology, Inc. + ...................             18,200                  418,600
                                                                                   -----------
                                                                                     1,879,857
                                                                                   -----------
ELECTRONICS - INSTRUMENTS (0.4%)
Waters Corp. + ...................................             17,700                  488,697
                                                                                   -----------
ELECTRONICS - SEMICONDUCTORS (2.1%)
Cypress Semiconductor Corp. + ....................             16,400                  391,140
DSP Group, Inc. + ................................              3,800                   81,510
Integrated Device Technology, Inc. + .............             14,000                  443,660
International Rectifier Corp. + ..................              8,400                  286,440
Lattice Semiconductor Corp. + ....................              7,400                  180,560
Microchip Technology, Inc. + .....................              7,700                  263,725
MIPS Technologies, Inc. + ........................              4,200                   40,320
RF Micro Devices, Inc. + .........................             21,700                  581,560
Semtech Corp. + ..................................              8,800                  264,000
TranSwitch Corp. + ...............................              9,700                  104,275
                                                                                   -----------
                                                                                     2,637,190
                                                                                   -----------
ENGINEERING & CONSTRUCTION (0.8%)
Dycom Industries, Inc. + .........................             11,300                  259,109
Granite Construction, Inc. .......................              4,500                  114,390
Jacobs Engineering Group, Inc. + .................              6,300                  410,949
Quanta Services, Inc. + ..........................              9,000                  198,360
                                                                                   -----------
                                                                                       982,808
                                                                                   -----------
EQUIPMENT - SEMICONDUCTORS (1.0%)
Cabot Microelectronics Corp. + ...................              1,700                  105,400
Credence Systems Corp. + .........................              2,900                   70,296
Lam Research Corp. + .............................             35,600                1,055,540
                                                                                   -----------
                                                                                     1,231,236
                                                                                   -----------
FINANCIAL - DIVERSIFIED (1.3%)
Neuberger Berman .................................             13,200                  897,600


                                       See Notes to Portfolio of Investments. 15

                                                              NUMBER OF               MARKET
                                                                SHARES                 VALUE
                                                              ---------               ------
FINANCIAL-DIVERSIFIED (CONTINUED)
SEI Investments Co. ..............................             15,100                  715,740
                                                                                   -----------
                                                                                     1,613,340
                                                                                   -----------
FOODS (2.1%)
Dean Foods Co. ...................................              5,900                  237,180
Dole Food Co., Inc. ..............................             11,800                  224,790
Dreyer's Grand Ice Cream, Inc. ...................              1,400                   39,060
Hormel Foods Corp. ...............................             30,000                  730,200
IBP, Inc. ........................................              6,700                  169,175
Interstate Bakeries Corp. ........................              5,700                   91,200
J.M. Smucker Co. (The) ...........................              2,700                   70,200
Lance, Inc. ......................................                400                    5,400
McCormick & Co., Inc. ............................              8,900                  373,978
Suiza Foods Corp. + ..............................              3,100                  164,610
Tootsie Roll Industries, Inc. ....................              6,462                  249,045
Tyson Foods, Inc. ................................             29,200                  268,932
                                                                                   -----------
                                                                                     2,623,770
                                                                                   -----------
GAMING, LOTTERY, & PARI-MUTUEL (1.5%)
GTECH Holdings Corp. + ...........................              3,900                  138,489
International Game Technology + ..................             10,500                  658,875
Mandaley Resort Group + ..........................             19,800                  542,520
Park Place Entertainment Corp. + .................             42,300                  511,830
                                                                                   -----------
                                                                                     1,851,714
                                                                                   -----------
HEALTH CARE - DRUGS (1.2%)
Barr Laboratories, Inc. + ........................              9,500                  668,895
ICN Pharmaceuticals, Inc. ........................             11,900                  377,468
Mylan Laboratories, Inc. .........................             17,500                  492,275
                                                                                   -----------
                                                                                     1,538,638
                                                                                   -----------
HEALTH CARE - HOSPITAL MANAGEMENT (0.8%)
Health Management Associates, Inc. + .............             34,400                  723,776
LifePoint Hospitals, Inc. + ......................              2,600                  115,128
Triad Hospitals, Inc. + ..........................              3,914                  115,346
                                                                                   -----------
                                                                                       954,250
                                                                                   -----------
HEALTH CARE - MANAGED CARE (2.1%)
Express Scripts, Inc. + ..........................             17,200                  946,516
First Health Group Corp. + .......................             15,100                  364,212
Health Net Inc. + ................................             32,600                  567,240
Oxford Health Plans, Inc. + ......................             13,600                  388,960
PacifiCare Health Systems, Inc. + ................              9,400                  153,220
Trigon Healthcare, Inc. + ........................              2,500                  162,125
                                                                                   -----------
                                                                                     2,582,273
                                                                                   -----------
HEALTH CARE - MEDICAL PRODUCTS/SUPPLIES (1.3%)
Apogent Technologies Inc. ........................             12,700                  312,420
Beckman Coulter, Inc. ............................              8,600                  350,880
DENTSPLY International Inc. ......................              6,600                  292,710
Edwards Lifesciences Corp. + .....................              7,700                  202,972
STERIS Corp. + ...................................              9,900                  198,495
VISX, Inc. + .....................................             12,100                  234,135
                                                                                   -----------
                                                                                     1,591,612
                                                                                   -----------
HEALTH CARE - SPECIAL SERVICES (1.7%)
Apria Healthcare Group, Inc. + ...................              6,200                  178,870
Covance, Inc. + ..................................              7,400                  167,610
Lincare Holdings Inc. + ..........................             22,000                  660,220
Omnicare, Inc. ...................................             11,500                  232,300
Quest Diagnostics Inc. + .........................             12,400                  928,140
                                                                                   -----------
                                                                                     2,167,140
                                                                                   -----------
HEALTH CARE DIVERSIFIED (0.9%)
IVAX Corp. + .....................................             28,475                1,110,525
                                                                                   -----------
HOMEBUILDING (0.8%)
Clayton Homes, Inc. ..............................             17,500                  275,100
Lennar Corp. .....................................             16,600                  692,220
                                                                                   -----------
                                                                                       967,320
                                                                                   -----------
HOUSEHOLD FURNISHINGS & APPLIANCES (0.1%)
Furniture Brands International, Inc. + ...........              6,100                  170,800
                                                                                   -----------
HOUSEHOLD PRODUCTS - NON-DURABLE (0.5%)
Church & Dwight Co., Inc. ........................              8,100                  206,145
Dial Corp. .......................................             11,900                  169,575
Energizer Holdings, Inc. + .......................             11,100                  254,745
                                                                                   -----------
                                                                                       630,465
                                                                                   -----------
INSURANCE - LIFE/HEALTH (0.7%)
MONY Group Inc. + ................................              6,400                  256,832
Protective Life Corp. + ..........................             17,300                  594,601
                                                                                   -----------
                                                                                       851,433
                                                                                   -----------
INSURANCE - MULTI-LINE (0.2%)
Leucadia National Corp. ..........................              7,900                  256,355
                                                                                   -----------
INSURANCE - PROPERTY/CASUALTY (2.7%)
Allmerica Financial Corp. ........................              7,200                  414,000
American Financial Group, Inc. ...................             10,600                  321,180
Everest Re Group, Ltd. ...........................              6,500                  486,200
HCC Insurance Holdings, Inc. .....................              8,600                  210,700
Horace Mann Educators Corp. ......................              4,300                   92,665
Ohio Casualty Corp. ..............................              6,600                   85,470
Old Republic International Corp. .................             26,800                  777,200
Radian Group Inc. ................................             19,600                  792,820
Unitrin, Inc. ....................................              4,700                  180,480
                                                                                   -----------
                                                                                     3,360,715
                                                                                   -----------
INSURANCE BROKERS (0.3%)
Gallagher (Arthur J.) & Co. ......................             12,900                  335,400
                                                                                   -----------
INVESTMENT BANKING/BROKERAGE (1.2%)
Edwards (A.G.), Inc. .............................             11,300                  508,500
LaBranche & Co. Inc. .............................              7,500                  217,500
Legg Mason, Inc. .................................              9,200                  457,792
Waddel & Reed Financial Inc. - Class A ...........             10,900                  346,075
                                                                                   -----------
                                                                                     1,529,867
                                                                                   -----------
INVESTMENT MANAGEMENT (0.3%)
Eaton Vance Corp. ................................             10,000                  348,000
                                                                                   -----------
LEISURE TIME - PRODUCTS (0.4%)
Callaway Golf Co. ................................              9,200                  145,360
International Speedway Corp. .....................              7,200                  302,400
                                                                                   -----------
                                                                                       447,760
                                                                                   -----------


16  See Notes to Portfolio of Investments.

                                                              NUMBER OF               MARKET
                                                                SHARES                 VALUE
                                                              ---------               ------
MACHINERY - DIVERSIFIED (0.2%)
Kaydon Corp. .....................................              3,900              $   100,035
Tecumseh Products Co. - Class A ..................              2,500                  123,750
                                                                                   -----------
                                                                                       223,785
                                                                                   -----------
MANUFACTURING - DIVERSIFIED (2.2%)
American Standard Companies, Inc. + ..............             16,100                  967,610
AMETEK, Inc. .....................................              5,000                  152,750
Carlisle Co., Inc. ...............................              3,800                  132,506
Harsco Corp. .....................................              4,800                  130,224
Hillenbrand Industries, Inc. .....................              8,400                  479,724
Pentair, Inc. ....................................             11,500                  388,700
Sensient Technologies, Corp. .....................              5,200                  106,704
Stewart & Stevenson Services, Inc. ...............              8,500                  280,500
Trinity Industries, Inc. .........................              1,800                   36,900
                                                                                   -----------
                                                                                     2,675,618
                                                                                   -----------
MANUFACTURING - SPECIALIZED (1.4%)
Albany International Corp. - Class A + ...........              9,414                  177,925
Diebold, Inc. ....................................             15,200                  488,680
Donaldson Co., Inc. ..............................              5,200                  161,980
Federal Signal Corp. .............................              5,300                  124,391
Flowserve Corp. + ................................              6,100                  187,575
Nordson Corp. ....................................              2,100                   48,951
Teleflex, Inc. ...................................              5,900                  259,600
York International Corp. .........................              8,000                  280,160
                                                                                   -----------
                                                                                     1,729,262
                                                                                   -----------
METAL FABRICATORS (0.1%)
Kennametal, Inc. .................................              4,000                  147,600
Ryerson Tull, Inc. ...............................                900                   12,141
                                                                                   -----------
                                                                                       159,741
                                                                                   -----------
NATURAL GAS - DISTRIBUTION - PIPE LINE (2.0%)
AGL Resources, Inc. ..............................             12,500                  296,875
Equitable Resources, Inc. ........................             14,100                  469,671
MDU Resources Group Inc. .........................             16,600                  525,224
National Fuel Gas Co. ............................              4,900                  254,751
Questar Corp. ....................................             11,400                  282,264
Vectren Corp. ....................................             13,800                  285,660
Western Gas Resources Inc. .......................              7,000                  228,200
WGL Holdings Inc. ................................              6,300                  170,793
                                                                                   -----------
                                                                                     2,513,438
                                                                                   -----------
OFFICE EQUIPMENT & SUPPLIES (0.7%)
Herman Miller, Inc. ..............................              9,100                  220,220
HON INDUSTRIES Inc. ..............................              6,400                  155,008
Reynolds and Reynolds Co. (The) ..................             12,100                  265,595
Wallace Computer Services, Inc. ..................             10,000                  165,400
                                                                                   -----------
                                                                                       806,223
                                                                                   -----------
OIL & GAS - DRILLING & EQUIPMENT (3.2%)
BJ Services Co. + ................................             22,800                  647,064
Cooper Cameron Corp. + ...........................              8,100                  451,980
ENSCO International Inc. .........................             19,700                  460,980
Global Marine Inc. + .............................             24,200                  450,846
Hanover Compressor Co. + .........................              9,100                  301,119
Helmerich & Payne, Inc. ..........................              6,300                  194,166
Marine Drilling Companies, Inc. + ................             14,500                  277,095
National-Oilwell Inc. + ..........................             10,100                  270,680
Smith International, Inc. + ......................              3,200                  191,680
Tidewater, Inc. ..................................              9,000                  339,300
Varco International, Inc. + ......................              6,026                  112,144
Weatherford International, Inc. + ................              7,000                  336,000
                                                                                   -----------
                                                                                     4,033,054
                                                                                   -----------
OIL & GAS - EXPLORATION/PRODUCTION (2.0%)
Murphy Oil Corp. .................................             10,800                  794,800
Noble Affiliates, Inc. ...........................             11,300                  399,455
Ocean Energy, Inc. ...............................             47,000                  820,150
Pioneer Natural Resources Co. + ..................             29,700                  506,385
                                                                                   -----------
                                                                                     2,520,870
                                                                                   -----------
OIL & GAS - REFINING & MARKETING (1.5%)
Pennzoil-Quaker State Co. ........................             11,246                  125,955
Ultrumar Diamond Shamrock Corp. ..................             23,200                1,096,200
Valero Energy Corp. ..............................             18,600                  684,108
                                                                                   -----------
                                                                                     1,906,263
                                                                                   -----------
PAPER & FOREST PRODUCTS (0.9%)
Bowater, Inc. ....................................              7,300                  326,602
Georgia-Pacific Corp. (Timber Group) .............             10,300                  368,225
Glatfelter (P.H.) Co. ............................              5,500                   78,430
Rayonier, Inc. ...................................              5,800                  269,410
Wausau-Mosinee Paper Corp. .......................              6,700                   86,363
                                                                                   -----------
                                                                                     1,129,030
                                                                                   -----------
PERSONAL CARE (0.3%)
Carter-Wallace, Inc. .............................              6,300                  121,905
Perrigo Co. + ....................................             17,900                  298,751
                                                                                   -----------
                                                                                       420,656
                                                                                   -----------
PHOTOGRAPHY/IMAGING (0.1%)
Imation Corp. + ..................................              4,200                  105,840
                                                                                   -----------
PUBLISHING (0.7%)
Houghton Mifflin Co. .............................              4,200                  251,706
Reader's Digest Association, Inc. (The) ..........             14,400                  414,000
Scholastic Corp. + ...............................              3,800                  171,000
                                                                                   -----------
                                                                                       836,706
                                                                                   -----------
PUBLISHING - NEWSPAPERS (0.9%)
Belo (A.H.) Corporation - Series A ...............             15,800                  297,672
Lee Enterprises, Inc. ............................              6,300                  207,900
Media General, Inc. ..............................              3,300                  151,800
Washington Post Co. ..............................                700                  401,800
                                                                                   -----------
                                                                                     1,059,172
                                                                                   -----------
RAILROADS (0.2%)
GATX Corp. .......................................              3,300                  132,330
Wisconsin Central Transportation Co. + ...........              9,100                  152,243
                                                                                   -----------
                                                                                       284,573
                                                                                   -----------
RESTAURANTS (1.1%)
Bob Evans Farms, Inc. ............................              7,500                  135,000
Brinker International, Inc. + ....................             21,350                  551,898


                                       See Notes to Portfolio of Investments. 17

                                                              NUMBER OF               MARKET
                                                                SHARES                 VALUE
                                                              ---------               ------
RESTAURANTS (CONTINUED)
CBRL Group, Inc. .................................             14,500              $   245,775
Lone Star Steakhouse & Saloon, Inc. ..............                900                   11,691
Outback Steakhouse, Inc. + .......................             10,500                  302,400
Papa John's International, Inc. + ................              2,900                   73,515
                                                                                   -----------
                                                                                     1,320,279
                                                                                   -----------
RETAIL - COMPUTERS & ELECTRONICS (0.4%)
CDW Computer Centers, Inc. + .....................             12,200                  484,462
                                                                                   -----------
RETAIL - DEPARTMENT STORES (0.3%)
Neiman Marcus Group, Inc. (The) - Class A + ......              6,400                  198,400
Saks Inc. + ......................................             15,200                  145,920
                                                                                   -----------
                                                                                       344,320
                                                                                   -----------
RETAIL - DISCOUNTERS (0.6%)
Dollar Tree Stores, Inc. + .......................              7,200                  200,448
Family Dollar Stores, Inc. .......................             11,800                  302,434
Ross Stores, Inc. ................................             11,200                  268,240
                                                                                   -----------
                                                                                       771,122
                                                                                   -----------
RETAIL - GENERAL MERCHANDISE CHAINS (0.4%)
BJ's Wholesale Club, Inc. + ......................             10,300                  548,578
                                                                                   -----------
RETAIL - HOME SHOPPING (0.1%)
Lands' End, Inc. + ...............................              4,100                  164,615
                                                                                   -----------
RETAIL - SPECIALTY (1.4%)
Barnes & Noble, Inc. + ...........................              7,800                  306,930
Borders Group, Inc. + ............................             13,200                  295,680
Claire's Stores, Inc. ............................              9,300                  180,048
Payless ShoeSource, Inc. + .......................              5,800                  375,260
Williams-Sonoma, Inc. + ..........................             16,200                  628,884
                                                                                   -----------
                                                                                     1,786,802
                                                                                   -----------
RETAIL SPECIALITY - APPAREL (1.3%)
Abercrombie & Fitch Co. - Class A + ..............             22,900                1,019,050
American Eagle Outfitters, Inc. + ................             18,400                  648,416
                                                                                   -----------
                                                                                     1,667,466
                                                                                   -----------
RETAIL STORES - FOOD CHAINS (0.1%)
Ruddick Corp. ....................................             10,300                  174,585
                                                                                   -----------
SAVINGS & LOAN COMPANIES (3.7%)
Astoria Financial Corp. ..........................             13,500                  742,500
Dime Bancorp, Inc. ...............................             22,500                  838,125
Golden State Bancorp, Inc. .......................             35,200                1,084,160
GreenPoint Financial Corp. .......................             27,200                1,044,480
Indymac Mortgage Holdings, Inc. + ................              8,800                  235,840
Roslyn Bancorp, Inc. .............................              6,700                  176,210
Sovereign Bancorp, Inc. ..........................             33,900                  440,700
                                                                                   -----------
                                                                                     4,562,015
                                                                                   -----------
SERVICES - ADVERTISING/MARKETING (0.2%)
Harte-Hanks, Inc. ................................              8,600                  212,936
                                                                                   -----------
SERVICES - COMMERCIAL & CONSUMER (2.6%)
Apollo Group, Inc. + .............................             14,800                  628,260
ChoicePoint Inc. + ...............................              8,350                  351,117
Covanta Energy Corp. + ...........................             15,600                  287,976
Dun & Bradstreet Corp. + .........................              5,400                  152,280
Galileo International, Inc. ......................             12,400                  403,000
NCH Corp. ........................................              1,700                   66,470
NCO Group, Inc. + ................................              3,000                   92,790
Pittston Brink's Group ...........................              6,600                  147,114
Rollins, Inc. ....................................              3,900                   77,649
Sotheby's Holdings, Inc. + .......................              9,500                  153,235
United Rentals, Inc. + ...........................              9,900                  256,905
Viad Corp. .......................................             23,600                  623,040
                                                                                   -----------
                                                                                     3,239,836
                                                                                   -----------
SERVICES - COMPUTER SYSTEMS (1.3%)
Gartner Group, Inc. + ............................              6,100                   56,120
Investment Technology Group, Inc. + ..............              4,500                  226,305
Keane, Inc. + ....................................              9,900                  217,800
SunGard Data Systems Inc. + ......................             36,800                1,104,368
Sykes Enterprises, Inc. + ........................              1,400                   15,400
                                                                                   -----------
                                                                                     1,619,993
                                                                                   -----------
SERVICES - DATA PROCESSING (1.7%)
BISYS Group, Inc. (The) + ........................              3,900                  230,100
Ceridian Corp. + .................................             18,100                  346,977
CSG Systems International, Inc. + ................              7,100                  402,996
DST Systems, Inc. + ..............................             17,500                  922,250
NOVA Corp. + .....................................              8,000                  251,600
                                                                                   -----------
                                                                                     2,153,923
                                                                                   -----------
SERVICES - EMPLOYMENT (0.3%)
Kelly Services, Inc. .............................              4,300                  104,275
Korn/Ferry International + .......................              5,000                   77,500
Manpower, Inc. ...................................              4,900                  146,510
Modis Professional Services, Inc. + ..............             12,300                   84,870
                                                                                   -----------
                                                                                       413,155
                                                                                   -----------
SHIPPING (0.3%)
Alexander & Baldwin, Inc. ........................              5,300                  136,475
Overseas Shipholding Group, Inc. .................              8,700                  265,698
                                                                                   -----------
                                                                                       402,173
                                                                                   -----------
SPECIALITY PRINTING (0.2%)
Banta Corp. ......................................              3,400                   99,620
Valassis Communications, Inc. + ..................              3,200                  114,560
                                                                                   -----------
                                                                                       214,180
                                                                                   -----------
STEEL (0.4%)
AK Steel Holding Corp. ...........................             23,500                  294,690
Carpenter Technology Corp. .......................              5,500                  161,095
UCAR International, Inc. + .......................              5,800                   69,310
                                                                                   -----------
                                                                                       525,095
                                                                                   -----------
TELEPHONE (0.7%)
Telephone & Data Systems, Inc. ...................              7,800                  848,250
                                                                                   -----------
TEXTILES - APPAREL (0.6%)
Jones Apparel Group, Inc. + ......................             17,400                  751,680
                                                                                   -----------
TEXTILES - HOME FURNISHINGS (0.2%)
Mohawk Industries, Inc. + ........................              5,800                  204,160
                                                                                   -----------
TEXTILES - SPECIALITY (0.2%)
Coach Inc. + .....................................              5,100                  194,055



18  See Notes to Portfolio of Investments.

                                                              NUMBER OF               MARKET
                                                                SHARES                 VALUE
                                                              ---------               ------
TEXTILES - SPECIALITY (CONTINUED)
Unifi, Inc. + ....................................              4,600             $     39,100
                                                                                  ------------
                                                                                       233,155
                                                                                  ------------
TOBACCO (0.6%)
R.J. Reynolds Tobacco Holdings, Inc. .............             13,700                  748,020
                                                                                  ------------
TRUCKERS (0.5%)
C.H. Robinson Worldwide, Inc. ....................             10,100                  281,689
CNF Inc. .........................................              6,300                  177,975
J.B. Hunt Transport Services, Inc. + .............              4,800                   87,648
Swift Transportation Co., Inc. + .................              4,200                   80,892
                                                                                  ------------
                                                                                       628,204
                                                                                  ------------
WATER UTILITIES (0.3%)
American Water Works Co., Inc. ...................             12,000                  395,640
                                                                                  ------------
TOTAL COMMON STOCKS
   (COST $111,814,502)                                                             118,805,978
                                                                                  ------------
STOCK WARRANTS (0.0%)
Dime Bancorp, Inc. + .............................             14,200                    3,976
                                                                                  ------------
TOTAL STOCK WARRANTS (COST $4,411)                                                       3,976
                                                                                  ------------

                                                           PRINCIPAL
                                                            AMOUNT
                                                          -----------
SHORT-TERM INVESTMENTS (4.6%)
Federal Home Loan Bank, 3.94%, 07/02/01 ..........         $5,684,000                5,684,000
                                                                                  ------------

TOTAL SHORT-TERM INVESTMENTS
  (COST $5,684,000)                                                                  5,684,000
                                                                                  ------------

TOTAL INVESTMENTS (COST $117,502,913)(a)                                           124,493,954

OTHER ASSETS LESS LIABILITIES                                                          (71,432)
                                                                                  ------------

TOTAL NET ASSETS                                                                  $124,422,522
                                                                                  ============

NOTES TO PORTFOLIO OF INVESTMENTS

(a) The cost of investments for federal income tax purposes amounts to $121,971,744. Unrealized gains and losses, based on identified tax cost at June 30, 2001, are as follows:

Unrealized gains ....................................................             $  2,522,210

Unrealized losses ...................................................                       --
                                                                                  ------------

  Net unrealized gain ...............................................             $  2,522,210
                                                                                  ============

+  Non-income producing security.

Category percentages are based on net assets.



                                         See Notes to Financial Statements.  19

INDEX PLUS PORTFOLIOS
PORTFOLIO OF INVESTMENTS - JUNE 30, 2001 (UNAUDITED)
INDEX PLUS SMALL CAP

                                           NUMBER OF           MARKET
                                             SHARES            VALUE
                                           ------------     --------------
COMMON STOCKS (96.6%)
AEROSPACE/DEFENSE (0.7%)
AAR Corp. ...............................       1,900       $     32,490
Alliant Techsystems Inc. + ..............       1,200            107,880
BE Aerospace, Inc. + ....................       3,700             70,485
Teledyne Technologies Inc. + ............       1,000             15,200
                                                            --------------
                                                                 226,055
                                                            --------------
AGRICULTURE (0.7%)
Corn Products International, Inc. .......       2,700             86,400
Delta and Pine Land Co. .................       3,800             74,670
DIMON Inc. ..............................       6,200             62,000
                                                            --------------
                                                                 223,070
                                                            --------------
AIRLINES (0.9%)
Atlantic Coast Airlines Holdings, Inc. +        3,600            107,964
Frontier Airlines, Inc. + ...............       2,050             25,113
Mesa Air Group, Inc. + ..................       2,500             30,875
SkyWest, Inc. ...........................       4,600            128,800
                                                            --------------
                                                                 292,752
                                                            --------------
ALUMINUM (0.0%)
IMCO Recycling, Inc. ....................       1,700             12,070
                                                            --------------
AUTO PARTS & EQUIPMENT (0.4%)
Applied Industrial Technologies, Inc. ...       1,500             28,425
Intermet Corp. ..........................       3,700             20,905
Midas, Inc. .............................       1,100             13,860
Standard Motor Products, Inc. ...........         500              6,650
TBC Corp. + .............................       1,100             10,538
Tower Automotive, Inc. + ................       3,500             35,875
                                                            --------------
                                                                 116,253
                                                            --------------
BANKS - REGIONAL (5.2%)
American Financial Holdings, Inc. .......       1,900             44,840
Chittenden Corp. ........................       2,000             67,300
Commerce Bancorp, Inc. ..................       2,566            179,877
Commercial Federal Corp. ................       4,500            103,950
Community First Bankshares, Inc. ........       4,400            101,200
Cullen/Frost Bankers, Inc. ..............       4,300            145,555
East West Bancorp, Inc. .................       1,700             45,900
First BanCorp ...........................       2,100             56,679
First Midwest Bancorp, Inc. .............       3,450            102,292
GBC Bancorp .............................       1,000             28,550
Hudson United Bancorp ...................       4,000            102,000
Provident Bankshares Corp. ..............       3,789             94,498
Riggs National Corp. ....................       1,900             32,281
South Financial Group, Inc. (The) .......       3,300             62,304
Southwest Bancorporation of Texas, Inc. +       2,800             84,588
Sterling Bancshares, Inc, ...............       2,000             38,360
Susquehanna Bancshares, Inc. ............       2,950             60,032
TrustCo Bank Corp. NY ...................       4,577             61,103
UCBH Holdings, Inc. .....................       2,200             66,770
United Bankshares, Inc. .................       3,200             85,760
Whitney Holdings Corp. ..................       1,800       $     84,420
                                                            --------------
                                                               1,648,259
                                                            --------------
BEVERAGES - ALCOHOLIC (0.4%)
Constellation Brands, Inc. + ............       3,400            139,400
                                                            --------------
BEVERAGES - NON-ALCOHOLIC (0.1%)
Coca-Cola Bottling Co. Consolidated .....         700             27,545
                                                            --------------
BIOTECHNOLOGY (2.2%)
ArQule, Inc. + ..........................       1,800             38,988
Bio-Technology General Corp. + ..........       4,300             56,330
Cephalon, Inc. + ........................       3,100            218,550
Enzo Biochem, Inc. + ....................       2,185             74,946
IDEXX Laboratories, Inc. + ..............       2,600             81,250
Organogenesis Inc. + ....................       1,200              8,880
Regeneron Pharmaceuticals + .............       3,600            124,740
Techne Corp. + ..........................       3,200            104,000
                                                            --------------
                                                                 707,684
                                                            --------------
BUILDING MATERIALS GROUP (0.6%)
Apogee Enterprises, Inc. ................       3,200             39,968
Elcor Corp. .............................         700             14,175
Lennox International Inc. ...............       4,502             49,297
Simpson Manufacturing Co., Inc. + .......       1,000             60,500
Universal Forest Products, Inc. .........       1,600             36,000
                                                            --------------
                                                                 199,940
                                                            --------------
CELLULAR/WIRELESS TELECOMMUNICATIONS (0.4%)
Boston Communications Group, Inc. + .....       1,400             20,160
Metro One Telecom + .....................       1,700            110,279
                                                            --------------
                                                                 130,439
                                                            --------------
CHEMICALS (0.3%)
ChemFirst Inc. ..........................       1,900             49,780
Georgia Gulf Corp. ......................       3,200             49,600
                                                            --------------
                                                                  99,380
                                                            --------------
CHEMICALS - DIVERSIFIED (0.0%)
Penford Corp. ...........................         200              2,320
                                                            --------------
CHEMICALS - SPECIALITY (1.5%)
Arch Chemicals, Inc. ....................       2,000             43,660
Cambrex Corp. ...........................       2,100            106,218
MacDermid, Inc. .........................       2,100             37,800
Material Sciences Corp. + ...............         500              4,940
OM Group, Inc. ..........................       1,900            106,875
Omnova Solutions Inc. ...................       3,200             23,296
PolyOne Corp. ...........................      13,700            142,617
Quaker Chemical Corp. ...................         700             13,300
                                                            --------------
                                                                 478,706
                                                            --------------
COMMUNICATIONS EQUIPMENT (1.0%)
Allen Telecom Inc. + ....................       2,300             34,500
Anixter International, Inc. + ...........       2,900             89,030
Audiovox Corp. + ........................       1,900             21,090
Cable Design Technologies, Inc. + .......       1,525             24,644
Davox Corp. + ...........................         600              4,980
Inter-Tel, Inc. .........................       2,100             25,011

20 See Notes to Portfolio of Investments.

                                            NUMBER OF           MARKET
                                              SHARES            VALUE
                                           ------------     --------------
COMMUNICATIONS EQUIPMENT (CONTINUED)
Proxim, Inc. + ..........................         900       $     12,690
SBS Technologies Corp. + ................       1,200             22,704
Symmetricom, Inc. + .....................       2,000             29,280
ViaSat, Inc. + ..........................       1,800             42,984
                                                            --------------
                                                                 306,913
                                                            --------------
COMPUTERS - HARDWARE (0.1%)
Auspex Systems, Inc. + ..................       4,000             28,560
                                                            --------------
COMPUTERS - NETWORKING (0.1%)
Digi International, Inc. + ..............       1,700             14,858
Standard Microsystems Corp. + ...........       1,100             19,690
                                                            --------------
                                                                  34,548
                                                            --------------
COMPUTERS - PERIPHERALS (0.5%)
Hutchinson Technology Inc. + ............       1,800             34,290
MICROS Systems, Inc. + ..................       1,200             26,400
NYFIX, Inc. + ...........................       1,900             60,705
Read-Rite Corp. + .......................       9,300             48,825
                                                            --------------
                                                                 170,220
                                                            --------------
COMPUTERS SOFTWARE/SERVICES (3.8%)
American Management Systems, Inc. + .....       3,200             75,520
Aspen Technology, Inc. + ................       1,000             24,200
Avant! Corp. + ..........................       3,800             50,540
Avid Technology, Inc. + .................       2,300             36,110
BARRA, Inc. + ...........................       1,750             68,512
Carreker Corp. + ........................       1,600             34,400
Catapult Communications Corp. + .........       1,000             22,500
Dendrite International, Inc. + ..........       1,300              9,750
Fair Isaac & Co., Inc. ..................       1,950            120,549
FileNET Corp. + .........................       1,200             17,760
HNC Software Inc. .......................       3,500             68,250
Hyperion Solutions Corp. + ..............       2,400             36,000
Kronos, Inc. + ..........................         850             34,808
MapInfo Corp. + .........................       1,100             24,200
MRO Software, Inc. + ....................       1,600             25,280
Phoenix Technologies Ltd. + .............       2,000             29,200
Progress Software Corp. + ...............       2,500             40,500
QRS Corp. + .............................         600              9,960
Radiant Systems, Inc. + .................       2,200             35,464
RadiSys Corp. + .........................       1,300             29,705
Remedy Corp. + ..........................       2,300             80,040
Roxio, Inc. + ...........................       1,400             18,200
RSA Security Inc. + .....................       2,000             61,900
Systems & Computer Technology Corp. + ...       1,900             17,195
THQ Inc. + ..............................       3,100            184,853
Verity, Inc. + ..........................       1,200             23,940
Visual Networks, Inc. + .................       2,200             19,250
ZixIt Corp. + ...........................       1,500             13,725
                                                            --------------
                                                               1,212,311
                                                            --------------
CONSTRUCTION (0.3%)
Florida Rock Industries, Inc. ...........       1,600             75,040
Texas Industries, Inc. ..................         700       $     24,073
                                                            --------------
                                                                  99,113
                                                            --------------
CONSUMER - JEWELRY/NOVELTIES (0.6%)
Action Performance Companies, Inc. + ....       2,400             60,000
Cross (A.T.) Co. + ......................         700              4,655
Department 56, Inc. + ...................       1,900             14,535
Enesco Group, Inc. + ....................         400              2,420
Fossil, Inc. + ..........................       2,300             47,725
Franklin Covey Co. + ....................       1,600              8,800
Russ Berrie & Co., Inc. .................       1,500             44,100
                                                            --------------
                                                                 182,235
                                                            --------------
CONSUMER FINANCE (0.1%)
Cash America International, Inc. ........       2,000             17,000
                                                            --------------
CONTAINERS/PACKAGING - PAPER (0.1%)
Chesapeake Corp. ........................       1,000             24,750
                                                            --------------
DISTRIBUTORS - FOOD & HEALTH (1.9%)
Fleming Companies, Inc. .................       3,600            128,520
Nash-Finch Co. ..........................       1,400             33,040
Owens & Minor, Inc. .....................       2,600             49,400
Patterson Dental Co. + ..................       5,500            165,000
Performance Food Group Co. + ............       2,800             84,644
Priority Healthcare Corp. - Class B + ...       3,808            107,690
United Natural Foods, Inc. + ............       1,600             33,520
                                                            --------------
                                                                 601,814
                                                            --------------
ELECTRIC COMPANIES (1.8%)
Avista Corp. ............................       6,900            137,862
Bangor Hydro-Electric Co. ...............         600             15,948
Central Vermont Public Service Corp. ....         900             17,019
CH Energy Group, Inc. ...................       1,400             61,530
Green Mountain Power Corp. ..............         500              7,980
Northwestern Corp. ......................       2,900             64,960
RGS Energy Group Inc. ...................       2,700            101,250
UIL Holdings Corp. ......................       1,200             58,308
Unisource Energy Corp. ..................       4,600            105,662
                                                            --------------
                                                                 570,519
                                                            --------------
ELECTRICAL EQUIPMENT (3.0%)
APW Ltd. + ..............................       3,200             32,480
Baldor Electric Co. .....................       2,800             59,836
Bel Fuse Inc. - Class B .................       1,400             46,550
Belden, Inc. ............................       1,800             48,150
Black Box Corp. + .......................       1,500            101,040
C&D Technologies, Inc. ..................       2,000             62,000
C-COR.net Corp. + .......................       2,800             33,600
Checkpoint Systems, Inc. + ..............       3,300             58,740
Cohu, Inc. ..............................         700             15,750
Electro Scientific Industries, Inc. + ...       2,300             87,630
Harman International Industries .........       2,700            102,843
Itron, Inc. + ...........................       1,600             30,352
Magnetek, Inc. + ........................       1,800             22,500
Park Electrochemical Corp. ..............         750             19,800

    See Notes to Portfolio of Investments.                                    21

                                           NUMBER OF           MARKET
                                             SHARES            VALUE
                                           ------------     --------------
ELECTRICAL EQUIPMENT (CONTINUED)
Smith (A.O.) Corp. ......................       3,150       $     56,385
Stratos Lightwave Inc. + ................       4,813             62,569
Vicor Corp. + ...........................       3,200             52,160
Watsco, Inc. ............................       3,900             54,990
                                                            --------------
                                                                 947,375
                                                            --------------
ELECTRONICS - DEFENSE (0.2%)
Mercury Computer Systems, Inc. + ........       1,700             74,970
                                                            --------------
ELECTRONICS - INSTRUMENTS (0.4%)
Analogic Corp. ..........................       1,100             50,105
AstroPower, Inc. + ......................         500             26,070
Keithley Instruments, Inc. ..............       1,200             25,560
Methode Electronics, Inc. ...............       1,200             10,320
Trimble Navigation Ltd. + ...............         800             15,592
X-Rite, Inc. ............................       1,500             13,260
                                                            --------------
                                                                 140,907
                                                            --------------
ELECTRONICS - SEMICONDUCTORS (1.0%)
Actel Corp. + ...........................       1,800             44,190
Adaptec, Inc. + .........................      10,900            108,346
Alliance Semiconductor Corp. + ..........       1,300             15,626
ESS Technology, Inc. + ..................       2,700             18,900
General Semiconductor Corp. + ...........       2,800             29,288
Microsemi Corp. + .......................       1,100             78,100
Power Integrations, Inc. + ..............       1,000             15,600
Supertex, Inc. + ........................         700              8,638
                                                            --------------
                                                                 318,688
                                                            --------------
ENGINEERING & CONSTRUCTION (0.2%)
Butler Manufacturing Co. ................         300              7,500
Foster Wheeler Ltd. .....................       3,100             28,055
URS Corp. + .............................       1,100             29,700
                                                            --------------
                                                                  65,255
                                                            --------------
EQUIPMENT - SEMICONDUCTORS (1.6%)
Advanced Energy Industries, Inc. + ......       1,000             41,270
ATMI, Inc. + ............................       2,300             69,000
Axcelis Technologies, Inc. + ............       7,900            116,920
Brooks Automation, Inc. + ...............       1,500             69,150
Cymer, Inc. + ...........................       1,000             25,290
Helix Technology Corp. ..................         700             21,336
Kulicke & Soffa Industries, Inc. + ......       3,800             65,208
Phototronics, Inc. + ....................       1,100             28,226
Ultratech Stepper, Inc. + ...............       1,700             43,605
Varian Semiconductor Equipment
 Associates, Inc. + .....................       1,000             42,000
                                                            --------------
                                                                 522,005
                                                            --------------
FOODS (2.0%)
American Italian Pasta Co. - Class A + ..       1,500             69,600
Earthgrains Co. (The) ...................       4,700            122,200
Hain Celestial Group, Inc. + ............       1,200             26,400
International Multifoods Corp. ..........       1,900             39,425
J&J Snack Foods Corp. + .................         800             17,720
Ralcorp Holdings, Inc. + ................       3,000             56,220
Smithfields Foods, Inc. + ...............       7,700       $    310,310
                                                            --------------
                                                                 641,875
                                                            --------------
FOOTWEAR (0.9%)
Brown Shoe Co., Inc. ....................       1,400             25,270
K-Swiss Inc. ............................         800             19,304
Stride Rite Corp. .......................       2,700             22,950
Timberland Co. (The) + ..................       3,400            134,334
Wolverine World Wide, Inc. ..............       4,600             82,202
                                                            --------------
                                                                 284,060
                                                            --------------
GAMING, LOTTERY, & PARI-MUTUEL (0.6%)
Anchor Gaming + .........................       2,100            135,702
Aztar Corp. + ...........................       5,400             65,340
                                                            --------------
                                                                 201,042
                                                            --------------
GOLD/PRECIOUS METALS MINING (0.3%)
Stillwater Mining Co. + .................       2,900             84,825
                                                            --------------
HARDWARE & TOOLS (0.6%)
Scotts Co. (The) + ......................       2,400             99,480
Toro Co. ................................       1,300             58,435
WD-40 Co. ...............................       1,300             33,930
                                                            --------------
                                                                 191,845
                                                            --------------
HEALTH CARE - DRUGS (0.6%)
Medicis Pharmaceutical Corp. + ..........       2,500            132,500
Noven Pharmaceuticals, Inc. + ...........       1,800             70,560
                                                            --------------
                                                                 203,060
                                                            --------------
HEALTH CARE - HOSPITAL MANAGEMENT (1.1%)
Province Healthcare Co. + ...............       2,400             84,696
Universal Health Services, Inc. + .......       6,200            282,100
                                                            --------------
                                                                 366,796
                                                            --------------
HEALTH CARE - MANAGED CARE (1.3%)
Coventry Health Care, Inc. + ............       9,200            185,840
Mid Atlantic Medical Services, Inc. + ...       7,100            127,303
US Oncology, Inc. + .....................      10,300             91,567
                                                            --------------
                                                                 404,710
                                                            --------------
HEALTH CARE - MEDICAL PRODUCTS/SUPPLIES (4.2%)
Arthrocare Corp. + ......................       1,700             44,455
CONMED Corp. + ..........................       1,300             33,865
Cooper Companies, Inc. ..................       1,100             56,540
Cygnus, Inc. + ..........................       2,300             23,575
Datascope Corp. .........................       1,200             55,308
Diagnostic Products Corp. ...............       3,000             99,600
Haemonetics Corp. + .....................       2,700             82,350
INAMED Corp. + ..........................       1,600             39,120
Invacare Corp. ..........................       2,400             92,712
Mentor Corp. ............................       3,200             91,200
PolyMedica Corp. + ......................       1,000             40,500
ResMed Inc. + ...........................       2,600            131,430
Respironics, Inc. + .....................       2,300             68,448
Sola International, Inc. + ..............       2,300             32,453
Spacelabs Medical, Inc. + ...............         200              2,440
Sybron Dental Specialties, Inc. + .......       2,800             57,372

22 See Notes to Portfolio of Investments.

                                           NUMBER OF           MARKET
                                             SHARES            VALUE
                                           ------------     --------------
HEALTH CARE - MEDICAL PRODUCTS/SUPPLIES (CONTINUED)
Syncor International Corp. + ............       2,000       $     62,000
Theragenics Corp. + .....................       2,500             27,925
Varian Medical Systems, Inc. + ..........       3,700            264,550
Vital Signs, Inc. .......................       1,100             36,355
                                                            --------------
                                                               1,342,198
                                                            --------------
HEALTH CARE - SPECIAL SERVICES (3.7%)
Accredo Health Inc. + ...................       1,950             72,520
AdvancePCS + ............................       4,100            262,605
CryoLife, Inc. + ........................       1,450             59,320
Curative Health Services, Inc. + ........         400              2,520
Hooper Holmes, Inc. .....................       7,000             71,750
IMPATH Inc. + ...........................       1,300             57,590
MAXIMUS, Inc. + .........................       1,600             64,144
Orthodontic Centers of America, Inc. + ..       4,100            124,599
PAREXEL International Corp. + ...........       1,900             37,050
Pediatrix Medical Group, Inc. + .........       2,900             96,280
Pharmaceutical Product Development, Inc.
 +.......................................       5,300            161,703
RehabCare Group, Inc. + .................       1,300             62,660
Renal Care Group, Inc. + ................       3,850            126,626
                                                            --------------
                                                               1,199,367
                                                            --------------
HEALTH CARE DIVERSIFIED (0.1%)
Sierra Health Services, Inc. + ..........       2,700             18,927
                                                            --------------
HOMEBUILDING (3.4%)
Champion Enterprises, Inc. + ............       6,900             78,522
D.R. Horton, Inc. .......................      10,382            235,671
MDC Holdings, Inc. ......................       3,310            117,174
NVR, Inc. + .............................       1,200            177,600
Ryland Group, Inc. ......................       1,700             86,020
Skyline Corp. ...........................         700             19,040
Standard Pacific Corp. ..................       2,600             60,190
Toll Brothers, Inc. + ...................       5,100            200,481
Webb (Del E) Corp. + ....................       2,700            104,463
                                                            --------------
                                                               1,079,161
                                                            --------------
HOUSEHOLD FURNISHINGS & APPLIANCES (0.7%)
Bassett Furniture Industries, Inc. ......         500              6,290
Ethan Allen Interiors, Inc. .............       3,250            105,625
Fedders Corp. ...........................       1,400              7,280
La-Z-Boy, Inc. ..........................       5,100             94,350
                                                            --------------
                                                                 213,545
                                                            --------------
HOUSEWARES (0.3%)
Applica Inc. + ..........................       1,900             15,124
Libbey Inc. .............................       1,300             51,623
National Presto Industries, Inc. ........         600             17,820
                                                            --------------
                                                                  84,567
                                                            --------------
INSURANCE - LIFE/HEALTH (0.3%)
Delphi Financial Group, Inc. ............       2,134             82,159
                                                            --------------
INSURANCE - PROPERTY/CASUALTY (1.9%)
Fidelity National Financial, Inc. .......       6,500            159,705
First American Corp. ....................       5,400            102,276
Fremont General Corp. ...................       5,600       $     36,400
LandAmerica Financial Group, Inc. .......       2,100             66,885
Philadelphia Consolidated Holding Corp. +       1,200             41,736
RLI Corp. ...............................         800             35,936
SCPIE Holdings Inc. .....................         700             14,140
Selective Insurance Group, Inc. .........       2,000             53,360
Trenwick Group Inc. .....................       2,800             64,176
Zenith National Insurance ...............       1,500             40,500
                                                            --------------
                                                                 615,114
                                                            --------------
INSURANCE BROKERS (0.2%)
Hilb, Rogal and Hamilton Co. ............       1,400             61,250
                                                            --------------
INVESTMENT BANKING/BROKERAGE (0.9%)
Jefferies Group, Inc. ...................       1,900             61,560
Raymond James Financial, Inc. ...........       5,200            159,120
Southwest Securities Group, Inc. ........       1,400             28,980
Tucker Anthony Sutro Corp. ..............       1,700             37,400
                                                            --------------
                                                                 287,060
                                                            --------------
LEISURE TIME - PRODUCTS (2.0%)
Arctic Cat, Inc. ........................       1,900             27,550
Coachmen Industries, Inc. ...............         700              9,275
Huffy Corp. + ...........................       1,600             15,424
JAKKS Pacific, Inc. + ...................       2,400             44,880
K2 Inc. + ...............................       1,500             17,145
Midway Games, Inc. + ....................       4,000             74,000
Monaco Coach Corp. + ....................       1,500             49,800
Polaris Industries, Inc. ................       1,900             87,020
SCP Pool Corp. + ........................       1,350             46,494
Sturm, Ruger & Co., Inc. ................       2,200             21,560
Thor Industries, Inc. ...................       1,000             32,970
Winnebago Industries, Inc. ..............       1,800             55,350
WMS Industries, Inc. + ..................       4,600            147,982
                                                            --------------
                                                                 629,450
                                                            --------------
LODGING - HOTELS (0.2%)
Marcus Corp. ............................       2,900             40,455
Prime Hospitality Corp. + ...............       3,200             37,920
                                                            --------------
                                                                  78,375
                                                            --------------
MACHINERY - DIVERSIFIED (0.3%)
Gardner Denver Machinery, Inc. + ........         900             18,495
Manitowoc Co., Inc. (The) ...............       1,850             54,575
Milacron, Inc. ..........................       2,300             36,041
                                                            --------------
                                                                 109,111
                                                            --------------
MANUFACTURING - DIVERSIFIED (2.3%)
Amcast Industrial Corp. .................         400              3,420
Barnes Group, Inc. ......................       1,600             39,520
CLARCOR, Inc. ...........................       1,900             51,015
CUNO Inc. + .............................       1,400             42,000
Esterline Technologies Corp. + ..........       1,500             32,625
GenCorp, Inc. ...........................       3,600             46,080
Graco, Inc. .............................       2,400             79,200
Griffon Corp. + .........................       3,200             35,200

    See Notes to Portfolio of Investments.                                    23

                                           NUMBER OF           MARKET
                                             SHARES            VALUE
                                          ------------     --------------
MANUFACTURING - DIVERSIFIED (CONTINUED)
IDEX Corp. ..............................       2,300      $      78,200
Kaman Corp. .............................       1,400             24,780
Lawson Products, Inc. ...................         700             20,510
Myers Industries, Inc. ..................       1,703             25,715
Standex International Corp. .............       1,100             25,960
Thomas Industries, Inc. .................       1,200             35,400
Tredegar Industries, Inc. ...............       2,900             55,535
Valmont Industries, Inc. ................         700             12,740
Woodward Governor Co. ...................       1,600            134,960
                                                            --------------
                                                                 742,860
                                                            --------------
MANUFACTURING - SPECIALIZED (3.2%)
AptarGroup, Inc. ........................       3,000             97,290
Armor Holdings, Inc. + ..................       1,700             25,500
Astec Industries, Inc. + ................         600             10,350
BMC Industries, Inc. ....................       1,900             11,400
Brady (W.H.) Co. ........................       1,800             65,034
Briggs & Stratton Corp. .................       1,700             71,570
Cognex Corp. + ..........................       1,300             44,005
Dionex Corp. + ..........................       1,700             56,525
Flow International Corp. + ..............       1,100             11,880
Insituform Technologies, Inc. + .........       2,100             76,650
Intermagnetics General Corp. + ..........       1,221             39,560
Ionics, Inc. + ..........................       1,300             40,950
JLG Industries, Inc. ....................       3,300             40,755
Lindsay Manufacturing Co. ...............         800             15,200
Lydall, Inc. + ..........................       1,300             15,600
Paxar Corp. + ...........................       3,200             46,080
Regal-Beloit Corp. ......................       1,700             35,360
Reliance Steel & Aluminum Co. ...........       1,950             49,238
Robbins & Myers, Inc. ...................         700             19,740
Roper Industries, Inc. ..................       3,400            141,950
SPS Technologies, Inc. + ................       1,100             52,140
Watts Industries, Inc. ..................       2,800             47,460
                                                            --------------
                                                               1,014,237
                                                            --------------
METAL FABRICATORS (1.2%)
Brush Engineered Materials Inc. .........       1,400             22,400
Mueller Industries, Inc. + ..............       2,800             92,148
RTI International Metals, Inc. + ........       1,200             18,300
Shaw Group, Inc. + ......................       5,800            232,580
Wolverine Tube, Inc. + ..................       1,000             16,570
                                                            --------------
                                                                 381,998
                                                            --------------
METALS MINING (0.7%)
Massey Energy Co. .......................      10,800            213,408
                                                            --------------
NATURAL GAS - DISTRIBUTION - PIPE LINE (2.5%)
Atmos Energy Corp. ......................       2,900             70,934
Cascade Natural Gas Corp. ...............       1,100             23,430
Energen Corp. ...........................       4,300            118,680
Laclede Gas Co. .........................       1,500             38,100
New Jersey Resources Corp. ..............       1,400             63,280
Northwest Natural Gas Co. ...............       1,900             47,310
NUI Corp. ...............................         900       $     20,772
Piedmont Natural Gas Co., Inc. ..........       2,500             88,800
Southern Union Co. + ....................       3,900             79,560
Southwest Gas Corp. .....................       4,600            108,928
Southwestern Energy Co. + ...............       2,400             29,400
UGI Corp. ...............................       3,800            102,600
                                                            --------------
                                                                 791,794
                                                            --------------
OFFICE EQUIPMENT & SUPPLIES (0.5%)
New England Business Service, Inc. ......       1,100             21,120
Standard Register Co. ...................       2,100             38,850
United Stationers, Inc. + ...............       2,800             88,368
                                                            --------------
                                                                 148,338
                                                            --------------
OIL & GAS - DRILLING & EQUIPMENT (2.3%)
Atwood Oceanics, Inc. + .................       1,100             38,610
Cal Dive International, Inc. + ..........       2,600             63,960
Input/Output, Inc. + ....................       5,700             72,390
Lone Star Technologies, Inc. + ..........       2,100             76,020
Oceaneering International, Inc. + .......       3,300             68,475
Offshore Logistics, Inc. + ..............       3,000             57,000
Pride International, Inc. + .............       5,600            106,400
SEACOR SMIT Inc. + ......................       1,700             79,458
Seitel, Inc. + ..........................       3,400             44,540
TETRA Technologies, Inc. + ..............       1,800             44,010
Veritas DGC, Inc. + .....................       2,800             77,700
                                                            --------------
                                                                 728,563
                                                            --------------
OIL & GAS - EXPLORATION/PRODUCTION (4.7%)
Barrett Resources Corp. + ...............       2,700            159,300
Cabot Oil & Gas Corp. ...................       2,400             58,560
HS Resources, Inc. + ....................       2,000            129,600
Key Production Co., Inc. + ..............       1,000             16,650
Louis Dreyfus Natural Gas Corp. + .......       3,300            115,005
Newfield Exploration Co. + ..............       3,500            112,210
Nuevo Energy Co. + ......................       2,600             42,380
Patina Oil & Gas Corp. ..................       1,700             45,050
Plains Resources Inc. + .................       2,000             48,000
Pogo Producing Co. ......................       7,800            187,200
Remington Oil & Gas Corp. + .............       2,300             43,700
St. Mary Land & Exploration Co. .........       2,400             56,064
Stone Energy Corp. + ....................       2,000             88,600
Tom Brown Inc. + ........................       2,900             69,600
Vintage Petroleum, Inc. .................       5,300             99,110
XTO Energy, Inc. ........................      17,350            248,972
                                                            --------------
                                                               1,520,001
                                                            --------------
PAPER & FOREST PRODUCTS (0.2%)
Buckeye Technologies, Inc. + ............       1,200             17,280
Caraustar Industries, Inc. ..............       2,200             20,240
Deltic Timber Corp. .....................       1,200             34,560
                                                            --------------
                                                                  72,080
                                                            --------------
PERSONAL CARE (0.4%)
Natures Sunshine Products, Inc. .........       1,800             21,294

24 See Notes to Portfolio of Investments.

                                           NUMBER OF           MARKET
                                             SHARES            VALUE
                                           ------------     --------------
PERSONAL CARE (CONTINUED)
NBTY, Inc. + ............................       9,200       $    114,448
                                                            --------------
                                                                 135,742
                                                            --------------
PHOTOGRAPHY/IMAGING (0.4%)
Zebra Technologies, Inc. + ..............       2,700            132,624
                                                            --------------
PUBLISHING (0.2%)
Information Holdings Inc. + .............       1,600             51,680
Penton Media, Inc. ......................       1,000             17,500
Thomas Nelson, Inc. .....................         500              3,515
                                                            --------------
                                                                  72,695
                                                            --------------
RAILROADS (0.2%)
Kansas City Southern Industries, Inc. ...       4,800             75,840
                                                            --------------
RESTAURANTS (2.8%)
Applebee's International, Inc. ..........       4,250            136,000
CEC Entertainment, Inc. + ...............       2,450            120,907
Cheesecake Factory, Inc. (The) + ........       3,975            112,493
IHOP Corp. + ............................       1,500             40,275
Jack in the Box Inc. + ..................       1,300             33,930
Landry's Seafood Restaurants, Inc. ......       2,600             44,200
O'Charley's, Inc. + .....................         600             11,628
P.F. Changs China Bistro Inc. + .........         400             15,160
Panera Bread Co. - Class A + ............       1,900             59,983
RARE Hospitality International, Inc. + ..       1,500             33,900
Ruby Tuesday, Inc. ......................       5,300             90,630
Ryan's Family Steak Houses, Inc. + ......       2,500             30,625
Sonic Corp. + ...........................       1,975             62,667
Steak n Shake Company (The) + ...........       2,500             23,125
Triarc Co., Inc. + ......................       2,500             65,500
                                                            --------------
                                                                 881,023
                                                            --------------
RETAIL - BUILDING SUPPLIES (0.2%)
Building Materials Holding Corp. + ......         700             10,647
Hughes Supply, Inc. .....................       1,800             42,570
                                                            --------------
                                                                  53,217
                                                            --------------
RETAIL - COMPUTERS & ELECTRONICS (0.0%)
Ultimate Electronics, Inc. + ............         400             12,968
                                                            --------------
RETAIL - DISCOUNTERS (0.7%)
99 Cents Only Stores + ..................       4,249            127,258
Dress Barn, Inc. + ......................       1,400             31,850
Factory 2-U Stores Inc. + ...............         500             14,675
Stein Mart, Inc. + ......................       3,300             34,122
                                                            --------------
                                                                 207,905
                                                            --------------
RETAIL - HOME SHOPPING (0.1%)
Insight Enterprises, Inc. + .............       1,450             35,525
                                                            --------------
RETAIL - SPECIALITY (2.9%)
Casey's General Stores, Inc. ............       3,700             48,100
Cost Plus, Inc. + .......................       1,700             51,000
Discount Auto Parts, Inc. + .............       1,400             15,190
Footstar, Inc. + ........................       1,600             55,040
Genesco Inc. + ..........................       3,000            100,800
Group 1 Automotive, Inc. + ..............       2,900             85,840
Hancock Fabrics, Inc. ...................       2,100             18,795
Jo-Ann Stores, Inc. - Class A + .........         600       $      2,430
Linens 'n Things, Inc. + ................       1,300             35,516
Michaels Stores, Inc. + .................       2,700            110,700
O'Reilly Automotive, Inc. + .............       4,200            120,540
Pier 1 Imports, Inc. ....................       8,100             93,150
School Specialty Inc. + .................       1,100             28,435
The Pep Boys - Manny, Moe & Jack ........       7,300             81,979
Zale Corp. + ............................       2,600             87,620
                                                            --------------
                                                                 935,135
                                                            --------------
RETAIL SPECIALITY - APPAREL (2.0%)
AnnTaylor Stores Corp. + ................       3,200            114,560
Burlington Coat Factory Warehouse Corp. .       3,700             74,000
Cato Corp. (The) ........................       1,900             37,088
Chico's FAS, Inc. + .....................       3,800            113,050
Christopher & Banks Corp. + .............       1,700             55,420
Goody's Family Clothing, Inc. + .........       2,000              8,020
Gymboree Corp. + ........................       1,800             15,300
Hot Topic, Inc. + .......................       2,200             68,420
Men's Wearhouse, Inc. + .................       1,400             38,640
Pacific Sunwear of California, Inc. + ...       2,700             60,561
Wet Seal, Inc. (The) - Class A + ........       1,900             65,759
                                                            --------------
                                                                 650,818
                                                            --------------
RETAIL STORES - FOOD CHAINS (0.6%)
Great Atlantic & Pacific Tea Co., Inc. ..       1,300             19,240
Whole Foods Market, Inc. + ..............       5,800            157,180
                                                            --------------
                                                                 176,420
                                                            --------------
SAVINGS & LOAN COMPANIES (2.5%)
Anchor BanCorp Wisconsin, Inc. ..........       1,800             28,620
Downey Financial Corp. ..................       2,230            105,390
FirstFed Financial Corp. + ..............       2,400             71,520
MAF Bancorp, Inc. .......................       2,600             79,820
New York Community Bancorp, Inc. ........       6,200            233,430
Staten Island Bancorp, Inc. .............       4,600            128,110
Washington Federal, Inc. ................       6,200            152,024
                                                            --------------
                                                                 798,914
                                                            --------------
SERVICES - ADVERTISING/MARKETING (0.5%)
4Kids Entertainment, Inc. + .............       1,100             21,065
ADVO, Inc. + ............................       1,600             54,640
Arbitron Inc. ...........................       2,200             53,020
Information Resources, Inc. + ...........       3,700             38,258
                                                            --------------
                                                                 166,983
                                                            --------------
SERVICES - COMMERCIAL & CONSUMER (2.8%)
Aaron Rents, Inc. .......................       1,400             23,800
Angelica Corp. ..........................         300              3,300
Central Parking Corp. ...................       2,800             52,360
Cerner Corp. + ..........................       3,800            159,600
Chemed Corp. ............................         800             28,912
Copart, Inc. + ..........................       4,500            131,625
Corinthian Colleges Inc. + ..............       1,800             84,726
CPI Corp. ...............................         400              9,800

    See Notes to Portfolio of Investments.                                    25

                                           NUMBER OF           MARKET
                                             SHARES            VALUE
                                           ------------     --------------
SERVICES - COMMERCIAL & CONSUMER (CONTINUED)
F.Y.I. Inc. + ...........................       1,300       $     53,300
G&K Services, Inc. ......................       1,600             43,040
Insurance Auto Auctions, Inc. + .........         400              6,800
ITT Educational Services, Inc. + ........       2,100             94,500
Kroll-O' Gara Co. (The) + ...............       2,000             18,920
MemberWorks Inc. + ......................       1,300             30,082
Pegasus Solutions Inc. + ................       2,000             23,100
Pre-Paid Legal Services, Inc. + .........       1,500             33,000
Profit Recovery Group International, Inc.
 (The) + ................................       3,600             41,256
Regis Corp. .............................       3,400             71,366
                                                            --------------
                                                                 909,487
                                                            --------------
SERVICES - COMPUTER SYSTEMS (0.5%)
Analysts International Corp. ............       1,400              6,244
CACI International Inc. + ...............       1,600             75,200
CIBER, Inc. + ...........................       4,700             44,650
Computer Task Group, Inc. ...............         800              2,912
Gerber Scientific, Inc. .................       1,000             10,950
InterVoice-Brite, Inc. + ................       2,600             28,600
                                                            --------------
                                                                 168,556
                                                            --------------
SERVICES - DATA PROCESSING (0.9%)
Factset Research Systems, Inc. ..........       2,600             92,820
Global Payments Inc. + ..................       2,760             83,076
National Data Corp. .....................       3,600            116,640
                                                            --------------
                                                                 292,536
                                                            --------------
SERVICES - EMPLOYMENT (0.6%)
Administaff, Inc. + .....................       2,300             59,800
CDI Corp. + .............................       1,200             20,388
Heidrick & Struggles International, Inc.
 + ......................................       1,500             30,495
On Assignment, Inc. + ...................         800             14,400
Spherion Corp. + ........................       4,700             42,065
Volt Information Sciences, Inc. + .......       1,100             19,250
                                                            --------------
                                                                 186,398
                                                            --------------
SERVICES - FACILITIES/ENVIRONMENTAL (0.5%)
ABM Industries, Inc. ....................       1,800             67,050
TETRA Technologies, Inc. + ..............       3,425             93,160
                                                            --------------
                                                                 160,210
                                                            --------------
SHIPPING (0.1%)
Kirby Corp. + ...........................       1,900             46,835
                                                            --------------
SPECIALITY PRINTING (0.4%)
Bowne & Co., Inc. .......................       3,600             41,400
Consolidated Graphics, Inc. + ...........       1,700             28,900
Harland (John H.) Co. ...................       2,800             65,240
                                                            --------------
                                                                 135,540
                                                            --------------
STEEL (0.4%)
Castle (A.M.) & Co. .....................       1,100             14,828
Cleveland-Cliffs, Inc. ..................         700             12,950
Commercial Metals Co. ...................         900             28,827
Quanex Corp. ............................       1,100             28,490
Steel Dynamics, Inc. + ..................       3,100             38,750
Steel Technologies, Inc. ................         400       $      2,852
                                                            --------------
                                                                 126,697
                                                            --------------
TELEPHONE LONG DISTANCE (0.2%)
General Communication, Inc. + ...........       4,000             48,400
                                                            --------------
TEXTILES - APPAREL (0.8%)
Ashworth, Inc. + ........................       1,600              8,832
Haggar Corp. ............................         200              2,070
Kellwood Co. ............................       1,900             43,890
Nautica Enterprises, Inc. + .............       3,500             71,505
Oshkosh B'Gosh, Inc. ....................       1,100             36,575
Oxford Industries, Inc. .................         300              6,600
Phillips-Van Heusen Corp. ...............       2,100             30,240
Quiksilver, Inc. + ......................       1,750             43,750
Russell Corp. ...........................       1,100             18,689
                                                            --------------
                                                                 262,151
                                                            --------------
TEXTILES - HOME FURNISHINGS (0.5%)
Interface, Inc. .........................       5,200             39,000
Springs Industries, Inc. - Class A ......       2,600            114,660
                                                            --------------
                                                                 153,660
                                                            --------------
TEXTILES - SPECIALITY (0.1%)
Wellman, Inc. ...........................       2,400             42,960
                                                            --------------
TOBACCO (0.1%)
Schweitzer-Mauduit International, Inc. ..       1,000             23,600
                                                            --------------
TRUCKERS (1.3%)
Arkansas Best Corp. + ...................       1,300             29,965
Arnold Industries, Inc. .................       1,900             36,784
Forward Air Corp. + .....................       1,700             50,915
Heartland Express, Inc. + ...............       2,375             54,150
Landstar Systems, Inc. + ................         700             47,614
M.S. Carriers, Inc. + ...................       1,000             30,710
U.S. Freightways Corp. ..................       1,900             56,050
Werner Enterprises, Inc. ................       3,500             84,875
Yellow Corp. + ..........................       1,900             36,062
                                                            --------------
                                                                 427,125
                                                            --------------
TRUCKS & PARTS (0.2%)
Oshkosh Truck Corp. .....................       1,300             57,525
                                                            --------------
WATER UTILITIES (0.4%)
American States Water Co. ...............         500             17,000
Philadelphia Suburban Corp. .............       4,506            114,903
                                                            --------------
                                                                 131,903
                                                            --------------
TOTAL COMMON STOCKS (COST $28,789,398)                        30,922,224
                                                            --------------

                                           PRINCIPAL
                                             AMOUNT
                                           ------------
SHORT-TERM INVESTMENTS (4.8%)
Federal Home Loan Bank, 3.94%, 07/02/01 .  $1,549,000          1,549,000
                                                            --------------

TOTAL SHORT-TERM INVESTMENTS
 (COST $1,549,000)                                             1,549,000
                                                            --------------

26 See Notes to Portfolio of Investments.

                                                               MARKET
                                                                VALUE
                                                            --------------
TOTAL INVESTMENTS (COST $30,338,398)(a)                      $32,471,224

OTHER ASSETS LESS LIABILITIES                                   (461,417)
                                                            --------------

TOTAL NET ASSETS                                             $32,009,807
                                                            ==============

NOTES TO PORTFOLIO OF INVESTMENTS

(a) The cost of investments for federal income tax purposes amounts to $31,243,545. Unrealized gains and losses, based on identified tax cost at June 30, 2001, are as follows:

Unrealized gains.............................                 $1,397,932

Unrealized losses............................                   (170,253)
                                                            --------------
 Net unrealized gain.........................                 $1,227,679
                                                            ==============

+    Non-income producing security.

Category percentages are based on net assets.

    See Notes to Financial Statements.                                        27

INDEX PLUS PORTFOLIOS
STATEMENTS OF ASSETS AND LIABILITIES
JUNE 30, 2001 (UNAUDITED)

                                INDEX PLUS LARGE CAP  INDEX PLUS MID CAP   INDEX PLUS SMALL CAP
                                --------------------  ------------------  ----------------------
ASSETS:
Investments, at market
 value...............             $1,250,644,976        $124,493,954          $ 32,471,224
Cash .................                       302                  --                   383
Receivable for:
 Dividends and
 interest............                    922,589              70,250                13,586
 Investments sold ....                34,596,734           6,276,328               874,354
 Fund shares sold ....                 3,185,526             223,184                    --
 Reimbursement from
 Investment Adviser ..                        --                  --                 7,891
Prepaid expenses .....                     3,846                 148                    50
                                  --------------        ------------          ------------
     Total assets ....             1,289,353,973         131,063,864            33,367,488
                                  --------------        ------------          ------------
LIABILITIES:
Payable for:
 Investments purchased                57,443,016           6,579,654             1,230,162
 Fund shares redeemed                      8,343                  --               104,143
 Accrued investment
 advisory fees .......                   365,371              41,522                10,499
 Accrued
 administrative
 service fees ........                    78,235               7,785                 1,968
 Accrued custody fees                      5,707               8,400                 8,100
Other liabilities ....                    38,005               3,981                 2,809
                                  --------------        ------------          ------------
     Total liabilities                57,938,677           6,641,342             1,357,681
                                  --------------        ------------          ------------
      NET ASSETS .....            $1,231,415,296        $124,422,522          $ 32,009,807
                                  ==============        ============          ============
NET ASSETS REPRESENTED BY:
Paid-in capital ......            $1,429,222,935        $125,480,954          $ 30,648,354
Net unrealized gain
 (loss) on investments               (41,036,683)          6,991,041             2,132,826
Undistributed net
 investment income ...                 5,629,076             354,516                48,537
Accumulated net
 realized loss on
 investments.........               (162,400,032)         (8,403,989)             (819,910)
                                  --------------        ------------          ------------
      NET ASSETS .....            $1,231,415,296        $124,422,522          $ 32,009,807
                                  ==============        ============          ============

Cost of investments ..            $1,291,681,659        $117,502,913          $ 30,338,398
CAPITAL SHARES:
Authorized ...........               Two Billion         Two Billion           Two Billion
Par value ............            $        0.001        $      0.001          $      0.001
Outstanding ..........                82,677,955           9,066,649             2,759,258
Net asset value,
 offering and
 redemption price per
 share (net assets
 divided by shares
 outstanding)........             $        14.89        $      13.72          $      11.60

28 See Notes to Financial Statements.

INDEX PLUS PORTFOLIOS
STATEMENTS OF OPERATIONS
SIX MONTH PERIOD ENDED JUNE 30, 2001 (UNAUDITED)

                                        INDEX PLUS LARGE CAP  INDEX PLUS MID CAP   INDEX PLUS SMALL CAP
                                        --------------------  ------------------  ----------------------
INVESTMENT INCOME:
Dividends ............                     $   7,618,341         $   544,151            $102,627
Interest .............                           728,412             102,477              26,943
                                           -------------         -----------            --------
                                               8,346,753             646,628             129,570
Foreign taxes withheld
 on dividends ........                           (43,456)                 --                 (47)
                                           -------------         -----------            --------
     Total investment
     income..........                          8,303,297             646,628             129,523
                                           -------------         -----------            --------
INVESTMENT EXPENSES:
Investment advisory
 fees................                          2,094,369             209,327              53,933
Administrative
 services fees .......                           448,794              39,249              10,113
Printing and postage
 fees................                             38,956               2,511               2,120
Custody fees .........                            13,427              21,644              25,103
Transfer agent fees ..                             1,300               1,300               1,300
Audit fees ...........                            11,982              11,942              11,672
Directors' fees ......                            14,309                 350                 170
Registration fees ....                            25,555               3,752                 973
Miscellaneous expenses                            19,701               1,373                 399
                                           -------------         -----------            --------
Expenses before
 reimbursement and
 waiver from
 Investment Adviser ..                         2,668,393             291,448             105,783
Expense reimbursement
 and waiver from
 Investment Adviser ..                                --                  --             (24,963)
                                           -------------         -----------            --------
     Net investment
     expenses........                          2,668,393             291,448              80,820
                                           -------------         -----------            --------
Net investment income                          5,634,904             355,180              48,703
                                           -------------         -----------            --------
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain
 (loss) on:
 Investments .........                      (118,173,905)         (6,087,595)             (3,600)
                                           -------------         -----------            --------
     Net realized loss
     on investments ..                      (118,173,905)         (6,087,595)             (3,600)
                                           -------------         -----------            --------
Net change in
 unrealized gain or
 loss on:
 Investments .........                        11,514,923           6,151,192             572,349
                                           -------------         -----------            --------
     Net change in
     unrealized gain
     or loss on
     investments.....                         11,514,923           6,151,192             572,349
                                           -------------         -----------            --------
Net realized and
   change in
   unrealized gain or
   loss on investments                      (106,658,982)             63,597             568,749
                                           -------------         -----------            --------
Net increase
 (decrease) in net
 assets resulting from
 operations..........                      $(101,024,078)        $   418,777            $617,452
                                           =============         ===========            ========

    See Notes to Financial Statements.                                        29

INDEX PLUS PORTFOLIOS
STATEMENTS OF CHANGES IN NET ASSETS

                                                 INDEX PLUS LARGE CAP
                                          -----------------------------------
                                             SIX MONTH
                                           PERIOD ENDED
                                           JUNE 30, 2001        YEAR ENDED
                                            (UNAUDITED)      DECEMBER 31, 2000
                                           -------------     -----------------
FROM OPERATIONS:
Net investment income ..................  $    5,634,904      $    9,055,313
Net realized gain (loss) on investments.    (118,173,905)         93,312,978
Net change in unrealized gain or loss on
 investments............................      11,514,923        (226,317,650)
                                          --------------      --------------
 Net decrease in net assets resulting
 from operations........................    (101,024,078)       (123,949,359)
                                          --------------      --------------
DISTRIBUTIONS TO SHAREHOLDERS:
 From net investment income.............      (1,091,176)         (9,357,062)
 From net realized gains................     (39,234,538)       (140,046,541)
                                          --------------      --------------
 Decrease in net assets from
 distributions to shareholders..........     (40,325,714)       (149,403,603)
                                          --------------      --------------
FROM FUND SHARE TRANSACTIONS:
 Proceeds from shares sold..............     141,185,710         292,457,198
 Net asset value of shares issued upon
  reinvestment of distributions.........      40,325,714         149,403,603
 Payments for shares redeemed...........     (57,514,175)        (82,212,265)
                                          --------------      --------------
 Net increase in net assets from fund
 share transactions.....................     123,997,249         359,648,536
                                          --------------      --------------
Net change in net assets................     (17,352,543)         86,295,574
NET ASSETS:
Beginning of period.....................   1,248,767,839       1,162,472,265
                                          --------------      --------------
End of period...........................  $1,231,415,296      $1,248,767,839
                                          ==============      ==============
End of period net assets includes
 undistributed net investment income....  $    5,629,076      $    1,085,348
                                          ==============      ==============
SHARE TRANSACTIONS:
 Number of shares sold..................       8,988,393          14,786,421
 Number of shares issued upon
  reinvestment of distributions.........       2,699,178           8,322,201
 Number of shares redeemed..............      (3,673,721)         (4,133,217)
                                          --------------      --------------
 Net increase...........................       8,013,850          18,975,405
                                          ==============      ==============

30 See Notes to Financial Statements.

                                                   INDEX PLUS MID CAP
                                            ---------------------------------
                                              SIX MONTH
                                             PERIOD ENDED
                                            JUNE 30, 2001       YEAR ENDED
                                             (UNAUDITED)     DECEMBER 31, 2000
                                            -------------    -----------------
FROM OPERATIONS:
Net investment income ....................  $    355,180       $   283,158
Net realized gain (loss) on investments...    (6,087,595)        5,640,650
Net change in unrealized gain or loss on
 investments..............................     6,151,192          (843,140)
                                            ------------       -----------
 Net increase in net assets resulting from
 operations...............................       418,777         5,080,668
                                            ------------       -----------
DISTRIBUTIONS TO SHAREHOLDERS:
 From net investment income...............      (283,742)           (5,821)
 From net realized gains..................    (7,581,758)         (455,656)
                                            ------------       -----------
 Decrease in net assets from distributions
 to shareholders..........................    (7,865,500)         (461,477)
                                            ------------       -----------
FROM FUND SHARE TRANSACTIONS:
 Proceeds from shares sold................    45,530,007        75,120,403
 Net asset value of shares issued upon
  reinvestment of distributions...........     7,865,500           461,477
 Payments for shares redeemed.............   (16,253,210)       (4,718,229)
                                            ------------       -----------
 Net increase in net assets from fund
 share transactions.......................    37,142,297        70,863,651
                                            ------------       -----------
Net change in net assets..................    29,695,574        75,482,842
NET ASSETS:
Beginning of period.......................    94,726,948        19,244,106
                                            ------------       -----------
End of period.............................  $124,422,522       $94,726,948
                                            ============       ===========
End of period net assets includes
 undistributed net investment income......  $    354,516       $   283,078
                                            ============       ===========
SHARE TRANSACTIONS:
 Number of shares sold....................     3,214,366         5,218,609
 Number of shares issued upon reinvestment
  of distributions........................       577,073            31,608
 Number of shares redeemed................    (1,181,301)         (345,440)
                                            ------------       -----------
 Net increase.............................     2,610,138         4,904,777
                                            ============       ===========

    See Notes to Financial Statements.                                        31

INDEX PLUS PORTFOLIOS
STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

                                                  INDEX PLUS SMALL CAP
                                            ---------------------------------
                                              SIX MONTH
                                             PERIOD ENDED
                                            JUNE 30, 2001       YEAR ENDED
                                             (UNAUDITED)     DECEMBER 31, 2000
                                            -------------    -----------------
FROM OPERATIONS:
Net investment income ....................  $     48,703       $    42,635
Net realized gain (loss) on investments...        (3,600)        1,198,963
Net change in unrealized gain or loss on
 investments..............................       572,349           251,371
                                            ------------       -----------
 Net increase in net assets resulting from
 operations...............................       617,452         1,492,969
                                            ------------       -----------
DISTRIBUTIONS TO SHAREHOLDERS:
 From net investment income...............       (42,801)               --
 From net realized gains..................    (1,601,538)               --
                                            ------------       -----------
 Decrease in net assets from distributions
 to shareholders..........................    (1,644,339)               --
                                            ------------       -----------
FROM FUND SHARE TRANSACTIONS:
 Proceeds from shares sold................    21,139,611        13,358,522
 Net asset value of shares issued upon
  reinvestment of distributions...........     1,644,339                --
 Payments for shares redeemed.............   (10,230,999)       (6,851,701)
                                            ------------       -----------
 Net increase in net assets from fund
 share transactions.......................    12,552,951         6,506,821
                                            ------------       -----------
Net change in net assets..................    11,526,064         7,999,790
NET ASSETS:
Beginning of period.......................    20,483,743        12,483,953
                                            ------------       -----------
End of period.............................  $ 32,009,807       $20,483,743
                                            ============       ===========
End of period net assets includes
 undistributed net investment income......  $     48,537       $    42,635
                                            ============       ===========
SHARE TRANSACTIONS:
 Number of shares sold....................     1,779,273         1,184,833
 Number of shares issued upon reinvestment
  of distributions........................       147,210                --
 Number of shares redeemed................      (877,917)         (618,953)
                                            ------------       -----------
 Net increase.............................     1,048,566           565,880
                                            ============       ===========

32 See Notes to Financial Statements.

INDEX PLUS PORTFOLIOS
NOTES TO FINANCIAL STATEMENTS
JUNE 30, 2001 (UNAUDITED)

1. ORGANIZATION

Aetna Variable Portfolios, Inc. (Fund) is registered under the Investment Company Act of 1940 (the Act) as an open-end management investment company. It was incorporated under the laws of Maryland on June 4, 1996. The Articles of Incorporation permit the Fund to offer separate portfolios, each of which has its own investment objective, policies and restrictions.

The Fund currently offers multiple portfolios. This report covers three diversified portfolios: Aetna Index Plus Large Cap VP, Aetna Index Plus Mid Cap VP and Aetna Index Plus Small Cap VP (individually, a Portfolio, collectively, the Portfolios).

The following is each Portfolio's investment objective:

   AETNA INDEX PLUS LARGE CAP VP (Index Plus Large Cap) seeks to outperform the total return performance of the Standard and Poor's 500 Composite Index, while maintaining a market level of risk.

   AETNA INDEX PLUS MID CAP VP (Index Plus Mid Cap) seeks to outperform the total return performance of the Standard and Poor's MidCap 400 Index, while maintaining a market level of risk.

   AETNA INDEX PLUS SMALL CAP VP (Index Plus Small Cap) seeks to outperform the total return performance of the Standard and Poor's SmallCap 600 Index, while maintaining a market level of risk.

Shares of the Portfolios are offered to insurance company separate accounts that fund both annuity and life insurance contracts and to certain tax-qualified retirement plans. At June 30, 2001, separate accounts of Aetna Life Insurance and Annuity Company (ALIAC) and its affiliates held 99.8%, 100%, and 100% shares outstanding of Index Plus Large Cap, Index Plus Mid Cap and Index Plus Small Cap, respectively.

Aeltus Investment Management, Inc. (Aeltus), the investment adviser to the Fund, and Aeltus Capital, Inc. (ACI), the Fund's principal underwriter, are indirect wholly owned subsidiaries of ING Groep N.V. (ING). On December 13, 2000 Aetna Inc. (Aetna), sold certain of its financial services and international businesses, including Aeltus and ACI to ING. ING is a global financial institution active in the fields of insurance, banking, and asset management in more than 65 countries, with almost 100,000 employees.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The accompanying financial statements of the Portfolios have been prepared in accordance with accounting principles generally accepted in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect amounts reported therein. Actual results could differ from these estimates.

A. VALUATION OF INVESTMENTS

Exchange traded equity investments are stated at market values based upon prices furnished by external pricing sources as reported on national securities exchanges. Over-the-counter securities are stated at the last sale price, or if there has been no sale that day, at the mean of the bid and asked prices. Fixed income securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities. The prices provided by a pricing service take into account many factors, including institutional size trading in similar groups of securities and any developments related to specific securities. Short-term investments maturing in sixty days or less are valued at amortized cost, which when combined with accrued interest, approximates market value. Securities and fixed income investments for which market quotations are not considered to be readily available are valued using methods approved by the Board of Directors (Board).

B. FUTURES CONTRACTS

A futures contract is an agreement between two parties to buy and sell a specific amount of a commodity, security or financial instrument, including an index of stocks, at a set price on a future date. The Portfolios may invest in financial futures contracts as a hedge against their existing portfolio securities, to manage the risk of changes in interest rates, equity prices, currency exchange rates or in anticipation of future purchases and sales of securities.

Upon entering into a financial futures contract, a Portfolio is required to deposit with a broker an amount (initial margin) equal to a percentage of the purchase price indicated by the futures contract. Subsequent deposits (variation margin) are received or paid each day by the Portfolio equal to the daily fluctuations in the market value of the contract. These amounts are recorded by the Portfolio as unrealized gains or losses. When a contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Generally, futures contracts held by a Portfolio are closed prior to expiration.

The risks associated with financial futures may arise from an imperfect correlation between the change in market value of the securities held by a Portfolio and the price of the contracts. Risks may also arise from an illiquid secondary market or from the inability of counterparties to meet the terms of the contracts.

Realized and unrealized gains or losses on financial futures are reflected in the accompanying financial statements. The amounts at risk under such futures may exceed the amounts reflected in the financial statements. For federal income tax purposes, any futures contracts which remain open at year end are marked-to-market and the resultant net gain or loss is reported to shareholders as federal taxable income.

C. ILLIQUID AND RESTRICTED SECURITIES

Illiquid securities are not readily marketable. Disposing of illiquid investments may involve time-consuming negotiations and legal expenses, and it may be difficult or impossible for a Portfolio to sell them promptly at an acceptable price. Restricted securities are those sold under Rule 144A of the Securities Act of 1933 (1933 Act) or are securities offered pursuant to Section 4(2) of the 1933 Act, and are subject to legal or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Each Portfolio may invest up to 10% of its assets in illiquid securities. Illiquid and restricted securities are valued using market quotations when readily available. In the absence of market quotations, the securities are valued based upon their fair value determined under procedures approved by the Board. A Portfolio will not pay the costs of disposition of restricted securities other than ordinary brokerage fees, if any.

D. DELAYED DELIVERY TRANSACTIONS

A Portfolio may purchase or sell securities on a when-issued or forward commitment basis. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The market value of such securities is identified in the Portfolio of Investment. Losses may arise due to changes in the market value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, a Portfolio is required to hold liquid assets as collateral with their custodian sufficient to cover the purchase price.

E. FEDERAL INCOME TAXES

Each Portfolio has met the requirements to be taxed as a regulated investment company for the year ended December 31, 2000 and intends to meet the requirements for the current year. As such, each Portfolio is relieved of federal income taxes by distributing all of its net taxable investment income and capital gains, if any, in compliance with the applicable provisions of the Internal Revenue Code (Code). Furthermore, by declaring such distributions during the calendar year, each Portfolio will avoid federal excise taxes in accordance with the applicable provisions of the Code. Thus, the financial statements contain no provision for federal taxes.

F. DISTRIBUTIONS

Distributions are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for futures contracts and repurchases of certain securities sold at a loss.

G. LINE OF CREDIT

The Fund (including the Portfolios), Aetna Generation Portfolios, Inc., Aetna Balanced VP, Inc., Aetna Variable Fund, Aetna Income Shares, certain series of Aetna GET Fund and certain series of Aetna Series Fund Inc., collectively, Aetna Mutual Funds, have entered into a revolving credit facility, of up to $300,000,000, with a syndicate of banks led by Citibank, N.A. The revolving credit facility requires the payment of an annual commitment fee of 0.09% based on the average daily unused amount of the credit facility. Each of the Aetna Mutual Funds will pay its pro rata share of both the agent fee and commitment fee. Generally, borrowings under the facility accrue interest at the Federal Funds Rate plus a specified margin. Repayments generally must be made within 30 days after the date of a revolving credit advance. No borrowings from the line of credit have been made as of June 30, 2001.

H. OTHER

Investment transactions are accounted for on the day following trade date, except same day settlements which are accounted for on the trade date. Interest income is recorded on an accrual basis. Discounts and premiums on securities purchased are accreted or amortized, respectively, using an effective yield method over the life of the security. Dividend income and stock splits are recorded on the ex-dividend date. Realized gains and losses from investment transactions are determined on an identified cost basis. Withholding taxes on foreign dividends have been provided for in accordance with the Portfolio's understanding of the applicable countries tax rules and rates.

3. INVESTMENT ADVISORY AND ADMINISTRATIVE SERVICE FEES

Each Portfolio pays Aeltus an investment advisory fee expressed as a percentage of its average daily net assets. Below are the Portfolios' annual investment advisory fees at June 30, 2001:

                                ADVISORY FEE
                                ------------
Index Plus Large Cap               0.35%
Index Plus Mid Cap                 0.40%
Index Plus Small Cap               0.40%

Each Portfolio pays Aeltus an administrative services fee in exchange for receiving certain administrative and shareholder services and to compensate Aeltus for supervising the Portfolios' other service providers. Each Portfolio pays Aeltus an administrative services fee at an annual rate based on its average daily net assets. The rate for each Portfolio is 0.075% on the first $5 billion in assets and 0.050% on assets over $5 billion.

Aeltus has entered into a Service Agreement with ALIAC under which ALIAC will provide various administrative and shareholder services for each Portfolio, in exchange for fees payable by Aeltus, of up to 0.20% of the Portfolios' average daily net assets. For the period ended June 30, 2001, Aeltus paid ALIAC $1,178,815.

4. REIMBURSEMENT AND WAIVER FROM INVESTMENT ADVISER

Aeltus is contractually obligated through December 31, 2001 to reimburse each Portfolio for some or all of its operating expenses or to waive fees in order to maintain a certain expense ratio. Reimbursement and waiver arrangements will increase each Portfolio's total return. Actual expenses for the period ended June 30, 2001 were at or below contractual limits. Actual expense ratios are included in the Financial Highlights.

5. PURCHASES AND SALES OF INVESTMENT SECURITIES

Purchases and sales of investment securities, excluding short-term investments, for the period ended June 30, 2001 were:

                                        COST OF PURCHASES   PROCEEDS FROM SALES
                                        -----------------   -------------------
Index Plus Large Cap                      $795,851,581        $697,684,214
Index Plus Mid Cap                         107,675,964          80,381,752
Index Plus Small Cap                        28,673,469          18,044,263

INDEX PLUS PORTFOLIOS
FINANCIAL HIGHLIGHTS
INDEX PLUS LARGE CAP

Selected data for a fund share outstanding throughout each period:

                                                                                                             PERIOD FROM
                                  SIX MONTH                                                               SEPTEMBER 16, 1996
                                 PERIOD ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED      (COMMENCEMENT OF
                                JUNE 30, 2001   DECEMBER 31,  DECEMBER 31,  DECEMBER 31,  DECEMBER 31,       OPERATIONS)
                                 (UNAUDITED)        2000          1999          1998          1997       TO DECEMBER 31, 1996
                                -------------   ------------  ------------  ------------  ------------   --------------------
Net asset value, beginning of
 period.......................    $    16.73     $    20.87    $    17.59     $  14.02      $  10.91           $ 10.00
                                  ----------     ----------    ----------     --------      --------           -------
INCOME FROM INVESTMENT
OPERATIONS:
 Net investment income .......          0.07           0.13          0.12         0.12          0.10+             0.05+
 Net realized and change in
 unrealized gain or loss on
 investments..................         (1.41)         (1.99)         4.09         4.30          3.60              0.92
                                  ----------     ----------    ----------     --------      --------           -------
   Total income from
    investment operations.....         (1.34)         (1.86)         4.21         4.42          3.70              0.97
                                  ----------     ----------    ----------     --------      --------           -------
LESS DISTRIBUTIONS:
 From net investment income ..         (0.01)         (0.14)        (0.10)       (0.12)        (0.10)            (0.05)
 From net realized gains on
 investments..................         (0.49)         (2.14)        (0.83)       (0.73)        (0.49)            (0.01)
                                  ----------     ----------    ----------     --------      --------           -------
   Total distributions .......         (0.50)         (2.28)        (0.93)       (0.85)        (0.59)            (0.06)
                                  ----------     ----------    ----------     --------      --------           -------
Net asset value, end of
period .......................    $    14.89     $    16.73    $    20.87     $  17.59      $  14.02           $ 10.91
                                  ==========     ==========    ==========     ========      ========           =======

Total return* ................         (7.98)%        (9.41)%       24.30%       31.60%        33.89%             9.64%
Net assets, end of period
 (000's)......................    $1,231,415     $1,248,768    $1,162,472     $496,059      $132,517           $19,410
Ratio of net investment
 expenses to average net
 assets.......................          0.45%(1)       0.44%         0.45%        0.46%         0.50%             0.50%(1)
Ratio of net investment income
 to average net assets .......          0.94%(1)       0.73%         0.78%        1.07%         1.38%             1.89%(1)
Ratio of expenses before
 reimbursement and waiver to
 average net assets ..........            --             --          0.45%          --            --                --
Portfolio turnover rate ......         58.98%        110.53%        88.04%       98.61%        76.83%             5.18%

(1)  ANNUALIZED.

* THE TOTAL RETURN PERCENTAGE DOES NOT REFLECT ANY SEPARATE ACCOUNT CHARGES UNDER VARIABLE ANNUITY CONTRACTS AND LIFE POLICIES.

+ PER SHARE DATA CALCULATED USING WEIGHTED AVERAGE NUMBER OF SHARES OUTSTANDING THROUGHOUT THE PERIOD.

    See Notes to Financial Statements.                                        37

Selected data for a fund share outstanding throughout each period:

                                                                                                         PERIOD FROM
                                              SIX MONTH                                                DECEMBER 16, 1997
                                             PERIOD ENDED     YEAR ENDED    YEAR ENDED    YEAR ENDED   (COMMENCEMENT OF
                                            JUNE 30, 2001    DECEMBER 31,  DECEMBER 31,  DECEMBER 31,   OPERATIONS) TO
                                             (UNAUDITED)         2000          1999          1998      DECEMBER 31, 1997
                                            -------------    ------------  ------------  ------------  -----------------
Net asset value, beginning of period .....     $  14.67         $ 12.40       $ 12.20      $ 10.34          $10.00
                                               --------         -------       -------      -------          ------
INCOME FROM INVESTMENT OPERATIONS:
 Net investment income....................         0.03            0.04          0.06         0.07            0.01+
 Net realized and change in unrealized
 gain or loss on investments..............        (0.04)           2.43          1.76         2.42            0.34
                                               --------         -------       -------      -------          ------
   Total from investment operations.......        (0.01)           2.47          1.82         2.49            0.35
                                               --------         -------       -------      -------          ------
LESS DISTRIBUTIONS:
 From net investment income...............        (0.03)             --         (0.06)       (0.07)          (0.01)
 From net realized gains on investments...        (0.91)          (0.20)        (1.56)       (0.56)             --
                                               --------         -------       -------      -------          ------
   Total distributions....................        (0.94)          (0.20)        (1.62)       (0.63)          (0.01)
                                               --------         -------       -------      -------          ------
Net asset value, end of period ...........     $  13.72         $ 14.67       $ 12.40      $ 12.20          $10.34
                                               ========         =======       =======      =======          ======
Total return* ............................        (0.01)%         19.91%        15.81%       24.30%           3.50%
Net assets, end of period (000's) ........     $124,423         $94,727       $19,244      $ 9,923          $7,756
Ratio of net investment expenses
 to average net assets....................         0.56%(1)        0.58%         0.60%        0.60%           0.60%(1)
Ratio of net investment income
 to average net assets ...................         0.68%(1)        0.66%         0.68%        0.68%           1.37%(1)
Ratio of expenses before
 reimbursement and waiver to
 average net assets ......................           --            0.62%         0.80%        0.82%             --
Portfolio turnover rate...................        76.95%         153.97%       143.02%      165.70%             --

(1)  ANNUALIZED.

* THE TOTAL RETURN PERCENTAGE DOES NOT REFLECT ANY SEPARATE ACCOUNT CHARGES UNDER VARIABLE ANNUITY CONTRACTS AND LIFE POLICIES.

+ PER SHARE DATA CALCULATED USING WEIGHTED AVERAGE NUMBER OF SHARES OUTSTANDING THROUGHOUT THE PERIOD.

38 See Notes to Financial Statements.

INDEX PLUS SMALL CAP

Selected data for a fund share outstanding throughout each period:

                                                                                                          PERIOD FROM
                                               SIX MONTH                                               DECEMBER 19, 1997
                                             PERIOD ENDED     YEAR ENDED    YEAR ENDED    YEAR ENDED    (COMMENCEMENT OF
                                             JUNE 30, 2001   DECEMBER 31,  DECEMBER 31,  DECEMBER 31,    OPERATIONS) TO
                                              (UNAUDITED)        2000          1999          1998      DECEMBER 31, 1997
                                             -------------   ------------  ------------  ------------  -----------------
Net asset value, beginning of period .......     $11.97          $10.90         $9.86       $10.42          $10.00
                                               --------         -------       -------      -------          ------
INCOME FROM INVESTMENT OPERATIONS:
 Net investment income......................       0.01            0.02          0.02         0.04            0.01+
 Net realized and change in unrealized
 gain or loss on investments................       0.26            1.05          1.04        (0.19)           0.42
                                               --------         -------       -------      -------          ------
   Total from investment operations.........       0.27            1.07          1.06        (0.15)           0.43
                                               --------         -------       -------      -------          ------
LESS DISTRIBUTIONS:
 From net investment income.................      (0.02)             --         (0.02)       (0.04)          (0.01)
 From net realized gains on investments.....      (0.62)             --            --        (0.37)             --
                                               --------         -------       -------      -------          ------
   Total distributions......................      (0.64)             --         (0.02)       (0.41)          (0.01)
                                               --------         -------       -------      -------          ------
Net asset value, end of period .............   $  11.60         $ 11.97       $ 10.90      $  9.86          $10.42
                                               ========         =======       =======      =======          ======

Total return* ..............................       2.41%           9.82%        10.79%       (1.35)%          4.33%
Net assets, end of period (000's) ..........   $ 32,010         $20,484       $12,484      $ 7,599          $7,817
Ratio of net investment expenses
 to average net assets......................       0.60%(1)        0.60%         0.60%        0.60%           0.60%(1)
Ratio of net investment income to
 average net assets ........................       0.36%(1)        0.28%         0.28%        0.38%           1.90%(1)
Ratio of expenses before reimbursement
 and waiver to average net assets ..........       0.79%(1)        0.86%         0.90%        0.87%             --
Portfolio turnover rate.....................      66.11%         141.97%       106.89%      141.99%             --

(1)  ANNUALIZED.

* THE TOTAL RETURN PERCENTAGE DOES NOT REFLECT ANY SEPARATE ACCOUNT CHARGES UNDER VARIABLE ANNUITY CONTRACTS AND LIFE POLICIES.

+ PER SHARE DATA CALCULATED USING WEIGHTED AVERAGE NUMBER OF SHARES OUTSTANDING THROUGHOUT THE PERIOD.

    See Notes to Financial Statements.                                        39

AETNA ASCENT VP
GROWTH OF $10,000

[CHART]

               AETNA        RUSSELL      ASCENT
               ASCENT VP    3000 INDEX   COMPOSITE
                                          INDEX
07/05/95       10,000       10,000       10,000
               10,601       10,901       10,596
12/31/95       11,045       11,470       11,069
               11,453       12,097       11,445
               12,049       12,602       11,797
               12,654       12,974       12,076
12/31/96       13,650       13,973       12,785
               13,617       14,094       12,746
               15,103       16,455       14,356
               16,524       17,990       15,284
12/31/97       16,366       18,413       15,200
               17,917       20,816       16,732
               17,939       21,195       16,855
               15,508       18,823       15,249
12/31/98       17,070       22,857       17,546
               16,692       23,632       17,635
               18,280       25,454       18,753
               17,609       23,779       18,258
12/31/99       19,520       27,636       20,497
               20,658       28,899       21,200
               19,959       27,899       20,827
               20,291       28,105       20,658
12/31/00       19,390       25,573       20,050
               17,497       22,466       18,358
06/30/01       18,335       24,009       19,301

AETNA CROSSROADS VP
GROWTH OF $10,000
[CHART]

               AETNA         RUSSELL      CROSSROADS    SALOMON
               CROSSROADS    3000 INDEX   COMPOSITE     BROAD INDEX
               VP                         INDEX
07/05/95       10,000        10,000       10,000        10,000
               10,532        10,901       10,483        10,190
12/31/95       10,930        11,470       10,929        10,632
               11,233        12,097       11,170        10,447
               11,739        12,602       11,447        10,498
               12,207        12,974       11,710        10,694
12/31/96       12,985        13,973       12,318        11,017
               12,995        14,094       12,275        10,959
               14,151        16,455       13,509        11,354
               15,323        17,990       14,266        11,731
12/31/97       15,268        18,413       14,294        12,077
               16,408        20,816       15,397        12,271
               16,528        21,195       15,548        12,556
               14,984        18,823       14,586        13,076
12/31/98       16,169        22,857       16,202        13,129
               15,890        23,632       16,229        13,069
               16,943        25,454       16,977        12,948
               16,494        23,779       16,682        13,041
12/31/99       17,822        27,636       18,172        13,020
               18,469        28,899       18,728        13,305
               18,066        27,899       18,583        13,531
               18,410        28,105       18,604        13,944
12/31/00       17,896        25,573       18,392        14,530
               16,829        22,466       17,350        14,977
06/30/01       17,429        24,009       18,060        15,054


40 See Definition of Terms.

AETNA LEGACY VP
GROWTH OF $10,000
[CHART]

               AETNA        SALOMON      LEGACY
               LEGACY VP    BROAD        COMPOSITE
                            INDEX        INDEX
07/05/95       10,000       10,000       10,000
               10,451       10,190       10,370
12/31/95       10,827       10,632       10,787
               11,036       10,447       10,898
               11,403       10,498       11,102
               11,773       10,694       11,347
12/31/96       12,363       11,017       11,859
               12,347       10,959       11,810
               13,236       11,354       12,697
               14,088       11,731       13,299
12/31/97       14,156       12,077       13,420
               14,932       12,271       14,143
               15,085       12,556       14,316
               14,290       13,076       13,907
12/31/98       15,138       13,129       14,905
               14,979       13,069       14,880
               15,668       12,948       15,310
               15,435       13,041       15,183
12/31/99       16,212       13,020       16,042
               16,809       13,305       16,470
               16,713       13,531       16,507
               17,058       13,944       16,675
12/31/00       16,991       14,530       16,787
               16,463       14,977       16,318
06/30/01       16,891       15,054       16,800

                                 AVERAGE ANNUAL TOTAL RETURNS
                             FOR THE PERIOD ENDED JUNE 30, 2001*

              ASCENT VP                       CROSSROADS VP                 LEGACY VP
  1 Year      5 Years      Inception    1 Year  5 Years  Inception  1 Year  5 Years  Inception
  -8.13%       8.76%        10.65%      -3.53%   8.22%     9.72%    1.07%    8.18%     9.15%

* Total Return is calculated including reinvestment of income and capital gain distributions. Performance does not take into account any separate account charges imposed by Aetna. Past performance is no guarantee of future results. Investment return and principal of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.

The primary benchmark for Ascent VP and Crossroads VP is the Russell 3000 Index. Ascent is the most aggressive of the Generation Portfolios with a larger allocation to equities. The Russell 3000 is a broad-based equity index which includes large cap, mid cap, small cap and real estate investment trusts (REIT) securities which are reflective of the domestic equity allocation of the Portfolio. Crossroads and Legacy are the more conservative of the Generation Portfolios with a larger allocation to fixed income securities. The primary benchmark for Legacy VP is the Salomon Smith Barney Broad Investment-Grade Bond (Salomon Broad) Index. The Salomon Broad Index is a broad-based bond index which is reflective of the domestic bond allocation of those Portfolios.

The secondary benchmarks for the Portfolios are the composite benchmarks which are made up of up to seven asset class indices. The composite benchmark may serve as a better comparison for the Portfolio because it is more representative of the actual securities and allocations of the Portfolios.

                       AETNA GENERATION PORTFOLIOS, INC.

HOW DID THE PORTFOLIOS PERFORM DURING THE PERIOD?

For the six month period ended June 30, 2001, the performance for the Aetna Generation Portfolios, Inc. (Ascent, Crossroads and Legacy) and their respective benchmarks and composite indices are listed below:

                                                   PORTFOLIO                      BENCHMARK INDEX    COMPOSITE INDEX
GENERATION PORTFOLIOS                               RETURN     BENCHMARK INDEX         RETURN             RETURN
Ascent                                              -5.44%     Russell 3000 (a)        -6.11%             -3.74%
Crossroads                                          -2.61%     Russell 3000 (a)        -6.11%             -1.81%
Legacy                                              -0.58%     Salomon Broad (b)        3.61%              0.09%

                                                     See Definition of Terms. 41

WHAT ECONOMIC OR FINANCIAL MARKET CONDITIONS IMPACTED THE PORTFOLIOS?

Over the period, the economy remained weak. Manufacturing, business investment, and corporate profits struggled and negatively impacted equity markets here in the U.S. and abroad. On the employment front, jobless claims have been running at their highest level since 1992, driving unemployment up 0.5% to 4.5%. Real Gross Domestic Product growth in the first quarter was slow at 1.2% and was comparably weak in the second quarter. The most recent statistics however may indicate stabilization in the manufacturing sector as well as positive consumer confidence. A good sign for the economy.

The Federal Reserve (the "Fed") eased overnight rates by a total of 275 basis points since the beginning of the year in response to the softening economy. The Fed and the market are now looking for the prior rate cuts and tax cuts to begin to stimulate the economy. (One basis point is equal to one hundredth of a percent, or 0.01%.)

While domestic equity markets were able to rally in response to the Fed inter-meeting rate cuts of 50 basis points in January and April, these rallies were not strong enough to counter the severe corrections that occurred in February and March of this year. The poorest performing sectors for large cap stocks, measured by the Standard & Poor's (S&P) 500 Index, were technology, utilities and health care. Mid and small cap stock sector underperformers, measured by the Russell 2500 Index, were energy, technology and communication services. Fears over the adverse impact a slowing U.S. economy would have on technology company earnings caused investors to allocate away from this sector. The utility sector was hurt by concerns over potential liabilities arising from the California utility crisis. The strongest small, mid and large cap sectors were consumer cyclicals and basic materials.

In contrast to domestic equities, no international sector posted a gain over the period. A plunge in international stock performance was led by technology and telecom stocks, measured on the MSCI-EAFE Index. Over the period, international stocks trailed U.S. stocks, as euphoria after the Fed's first interest rate cut quickly faded as economic releases and poor earnings reports were announced. Japan's negative growth and struggling banking systems' bad debt problems and Europe's high gas and food prices added to global stock market woes.

On the fixed income side, the yield curve was steeper again in the second quarter with the 2-year to 10-year curve going from 75 to 116 basis points. For much of the quarter this was driven by lower 2-year yields as the market was pricing in further rate cuts. Ten year yields rose for much of the quarter due to technical conditions, rallied through much of June as economic conditions remained weak but increased late in June as the Fed slowed their pace of easing and economic data showed signs of a possible rebound. The accommodative Fed caused spreads to narrow across the investment grade spectrum. Investment grade corporate bonds outperformed duration-equivalent Treasuries by 138 basis points. Other investment grade sectors had positive returns, with agencies +9, mortgage-backed securities +39, collateralized mortgage backed securities +70, and asset-backed securities +56.

It was a period marked by dramatic changes in market leadership and investor sentiment. Weak economic reports, generally lead to equity market losses, but the Fed's 6 rate cuts during the period saw surges in investor optimism and positive equity returns.

                                                         INDEX
ASSET CLASS                 BENCHMARK INDEX             RETURN
Large Cap Stocks            S&P 500 (c)                  -6.70%
Small/Mid Cap Stocks        Russell 2500 (d)              3.84%
International Stocks        MSCI-EAFE (e)               -14.40%
Real Estate Stocks          NAREIT Equity (f)            11.44%
U.S. Dollar Bonds           Salomon Broad (b)             3.61%
International Bonds         S.B. Non-U.S. WGBI (g)       -6.78%
Cash Equivalents            U.S. 90 Day T-Bill (h)        2.49%

42 See Definition of Terms.

WHAT INVESTMENTS INFLUENCED THE PORTFOLIOS' PERFORMANCE OVER THE PAST SIX
MONTHS?

For the first half of 2001, the Portfolios underperformed their custom benchmark driven primarily by an overweight position in multi-national technology stocks. Overall, asset allocation decisions helped performance over the period. We increased our exposure to large and mid and small cap stocks towards the end of the second quarter as the economy is showing signs of bottoming. Underweight positions in international stocks and bonds aided performance, while a small underweight in domestic bonds modestly hurt performance.

The large cap equity portion of the Portfolios outperformed the S&P 500 Index, primarily due to positive security selection. Positive performance from individual security selection was partially offset by the negative impact of an overweight position in utilities. Favorable security selection occurred primarily in the financial, technology and health care sectors. Stocks that added to performance included: CIT Group, Advanced Micro Devices and Manor Care. The small and mid cap equity portion of the Portfolios underperformed the Russell 2500 Index over the period mainly due to adverse stock selection in the technology and financial sectors. Negative performing stocks here included Mapinfo Corp. and MONY Group Inc. Performance was partially offset by positive performance in the consumer cyclical and utility sectors.

International stocks in the Portfolios underperformed the MSCI-EAFE Index primarily to an overweight in technology. Healthcare stocks added to performance over the period. Geographically, we reduced our positions in Europe and Japan. Sectorally, the Portfolios' exposure to technology and telecom was reduced as market leaders within these groups were not being rewarded, despite their financial strength. The Portfolios increased its defensive positions in health care and pharmaceuticals over the period.

Domestic fixed income modestly underperformed the Lehman Brothers Aggregate Bond Index(i). Performance was positively impacted by an overweight to investment grade corporate bonds, however, this overweight was offset to some extent by security selection in the corporate sector. Duration was kept close to neutral during the quarter due to the economic uncertainty and the significant rally seen in Treasuries during the period of Fed easing. The Portfolios also benefited from an overweight to mortgage-backed securities versus an underweight in agencies.

WHAT IS YOUR OUTLOOK GOING FORWARD?

EQUITY: We believe investor behavior in January and April of this year represent an anomalous period rather than a sudden shift in the way investors will value individual equities in the long term. That is, we believe it is unlikely that investors will markedly change their historical behavior for a sustained period of time in favor of stocks that are being most actively downgraded by analysts, that are showing the greatest declines in actual earnings, and that exhibit the poorest earnings growth reliability. As the U.S. economy stabilizes, we expect performance within the U.S. equity market to steady in favor of those companies with superior business momentum, market recognition, and attractive valuation.
 Internationally, varying rates of recovery from the global slowdown will also offer opportunities to participate in individual market and sector recoveries.

FIXED INCOME: We have reduced much of our overweight in investment grade corporate bonds due to the strong year-to-date performance. We remain concerned about corporate profitability, and sentiment indicators also indicate upside may be limited from here. While we remain overweight in mortgage-backed securities versus agencies, we will most likely reverse this somewhat going forward should agency spreads widen. We expect to keep duration close to neutral, but will bias to the shorter side given that we are toward the end of the Fed easing cycle. We expect to remain at or close to a zero weighting in the higher risk sectors, high yield and emerging markets.

                                                     See Definition of Terms. 43

Listed below are the asset class allocation breakdowns:

                                % OF           NOTIONAL
                               NET ASSETS       VALUE*          ECONOMIC EXPOSURE*
ASSET ALLOCATION:               06/30/01      OF FUTURES       06/30/01     12/31/00    BENCHMARK     RANGE
-----------------              ----------     ----------       --------     --------    ---------   --------
ASCENT
------
Large Cap Stocks                  44.6%             --              44.6%         31.9%        35%      0-70%
Small/Mid Cap Stocks              26.8%             --              26.8%         22.1%        20%      0-40%
International Stocks              12.3%            2.0%             14.3%         18.1%        20%      0-40%
International Bonds                0.3%             --               0.3%          0.7%         5%      0-10%
Real Estate Stocks                 5.1%             --               5.1%          5.5%         5%      0-10%
U.S. Dollar Bonds                  7.6%             --               7.6%         13.8%        15%      0-30%
Cash Equivalents                   3.3%           (2.0)%             1.3%          7.9%        --       0-30%
                               ------------------------------------------------------------------------
                                 100.0%             --             100.0%        100.0%       100%
                               ========================================================================
CROSSROADS
----------
Large Cap Stocks                  36.7%             --              36.7%         23.3%        25%      0-50%
Small/Mid Cap Stocks              23.9%             --              23.9%         17.1%        15%      0-30%
International Stocks               8.5%            1.0%              9.5%         13.0%        15%      0-30%
International Bonds                0.8%             --               0.8%          2.1%         5%      0-10%
Real Estate Stocks                 5.1%             --               5.1%          5.9%         5%      0-10%
U.S. Dollar Bonds                 21.7%             --              21.7%         24.0%        30%      0-60%
Cash Equivalents                   3.3%           (1.0)%             2.3%         14.6%         5%      0-30%
                               ------------------------------------------------------------------------
                                 100.0%             --             100.0%        100.0%       100%
                               ========================================================================
LEGACY
------
Large Cap Stocks                  28.1%             --              28.1%         13.2%        15%      0-30%
Small/Mid Cap Stocks              16.9%             --              16.9%         11.4%        10%      0-20%
International Stocks               5.0%            0.3%              5.3%          8.6%        10%      0-20%
International Bonds                1.1%             --               1.1%          4.0%         5%      0-10%
Real Estate Stocks                 5.1%             --               5.1%          5.6%         5%      0-10%
U.S. Dollar Bonds                 41.2%             --              41.2%         35.8%        45%      0-90%
Cash Equivalents                   2.6%           (0.3)%             2.3%         21.4%        10%      0-30%
                               ------------------------------------------------------------------------
                                 100.0%             --             100.0%        100.0%       100%
                               ========================================================================

* Notional value refers to the economic value at risk or the exposure to the financial instruments underlying the options and futures positions, if any. Economic exposure reflects the Portfolio's exposure to both changes in the value of the portfolio of investments as well as the financial instruments underlying the options and futures positions, if any.

The opinions expressed reflect those of the portfolio manager only through June 30, 2001. The manager's opinions are subject to change at any time based on market and other conditions. The composition, industries and holdings of the Portfolios are subject to change.

44 See Definition of Terms.

DEFINITION OF TERMS

(a) The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.

(b) Salomon Smith Barney Broad Investment-Grade Bond (Salomon Broad) Index is an unmanaged, market-weighted index that contains approximately 4,700 individually priced investment-grade bonds rated BBB or better. The index includes U.S. Treasury/Agency issues, mortgage pass-through securities, and corporate issues.

(c) The S&P 500 is the Standard & Poor's 500 Index. Performance is calculated on a total return basis and dividends are reinvested, as reported by Frank Russell Company.

(d) The Russell 2500 Index consists of the smallest 500 securities in the Russell 1000 Index and all 2,000 securities in the Russell 2000 Index. Each of these indices assumes reinvestment of all dividends and is unmanaged.

(e) The MSCI EAFE Index (Morgan Stanley Capital International-Europe, Australia and Far East) is a market value-weighted average of the performance of more than 900 securities listed on the stock exchanges of countries in Europe, Australia and the Far East. Performance is calculated on a total return basis, as reported by Frank Russell Company.

(f) The NAREIT Equity REIT Index is a market weighted total return of all tax-qualified REITs listed on the New York Stock Exchange, American Stock Exchange and the NASDAQ National Market System as reported by Frank Russell Company.

(g)  The Salomon Brothers Non-U.S. World Government Bond Index (S.B. Non-U.S.
     WGBI) serves as an unmanaged benchmark to evaluate the performance of government bonds with a maturity of one year or greater in the following 12 countries: Japan, United Kingdom, Germany, France, Canada, the Netherlands, Australia, Denmark, Italy, Belgium, Spain and Sweden.

(h) Three-month Treasury bills are backed by full faith and credit of the U.S. Government, short-term investments are equivalent to cash because their maturity is only three months.

(i) The Lehman Brothers Aggregate Bond Index is an unmanaged index and is composed of securities from Lehman Brothers Government/Corporate Bond Index, Mortgage-Backed Securities Index and the Asset-Backed Securities Index.

The unmanaged indices described above are not available for individual investment.

AETNA GENERATION PORTFOLIOS, INC.
PORTFOLIO OF INVESTMENTS - JUNE 30, 2001 (UNAUDITED)
ASCENT

                                           NUMBER OF            MARKET
                                            SHARES               VALUE
                                       ---------------     ---------------
COMMON STOCKS (89.1%)
UNITED STATES (76.7%)
AEROSPACE/DEFENSE (3.2%)
Boeing Co. ..........................        32,100        $   1,784,760
General Dynamics Corp. ..............        23,100            1,797,411
Goodrich (B.F.) Co. .................         8,800              334,224
Lockheed Martin Corp. ...............        48,200            1,785,810
Northrop Grumman Corp. ..............         4,600              368,460
Precision Castparts Corp. ...........        17,800              666,076
                                                           ---------------
                                                               6,736,741
                                                           ---------------
AUTOMOBILES (0.2%)
Ford Motor Co. ......................        14,900              365,795
                                                           ---------------
BANKS - MAJOR REGIONAL (0.2%)
SouthTrust Corp. ....................        16,800              436,800
                                                           ---------------
BANKS - REGIONAL (0.2%)
Investors Financial Services Corp. ..         6,500              435,500
                                                           ---------------
BEVERAGES - ALCOHOLIC (0.5%)
Constellation Brands, Inc. + ........        25,400            1,041,400
                                                           ---------------
BEVERAGES - NON-ALCOHOLIC (1.2%)
Pepsi Bottling Group, Inc. (The) ....        61,000            2,446,100
                                                           ---------------
BIOTECHNOLOGY (0.6%)
IDEC Pharmaceuticals Corp. + ........         9,800              663,362
Invitrogen Corp. + ..................         9,500              682,100
                                                           ---------------
                                                               1,345,462
                                                           ---------------
COMPUTERS - NETWORKING (0.1%)
Cisco Systems, Inc. + ...............        11,800              214,760
                                                           ---------------
COMPUTERS SOFTWARE/SERVICES (4.1%)
Affiliated Computer Services, Inc. +         11,300              812,583
BMC Software, Inc. ..................         9,400              211,876
Borland Software Corp. + ............        55,000              858,000
Cadence Design Systems, Inc. + ......         8,000              149,040
Catapult Communications Corp. + .....        26,000              585,000
Citrix Systems, Inc. + ..............        28,300              987,670
Mentor Graphics Corp. + .............        26,700              467,250
Mercury Interactive Corp. + .........        27,700            1,659,230
Microsoft Corp. + ...................        17,300            1,255,980
Novell, Inc. + ......................        62,400              355,056
PeopleSoft, Inc. + ..................        24,200            1,191,366
                                                           ---------------
                                                               8,533,051
                                                           ---------------
CONSUMER FINANCE (2.3%)
Americredit Corp. + .................        19,000              987,050
Countrywide Credit Industries, Inc. .         9,200              422,096
Household International, Inc. .......        30,900            2,061,030
PMI Group, Inc. (The) ...............        11,300              821,058
Providian Financial Corp. ...........         7,300              432,160
                                                           ---------------
                                                               4,723,394
                                                           ---------------
CONTAINERS - METAL & GLASS (0.2%)
Ball Corp. ..........................         7,300              347,188
                                                           ---------------
CONTAINERS/PACKAGING - PAPER (0.8%)
Pactiv Corp. + ......................       118,100            1,582,540
                                                           ---------------
DISTRIBUTORS - FOOD & HEALTH (0.1%)
Fleming Companies, Inc. .............         5,800         $    207,060
                                                           ---------------
ELECTRIC COMPANIES (6.1%)
Allegheny Energy, Inc. ..............        34,000            1,640,500
CMS Energy Corp. ....................        22,200              618,270
Duke Energy Corp. ...................         6,300              245,763
Entergy Corp. .......................        44,900            1,723,711
Exelon Corp. ........................         5,800              371,896
FirstEnergy Corp. ...................        14,900              479,184
Pinnacle West Capital Corp. .........         9,400              445,560
PPL Corp. ...........................        43,800            2,409,000
Public Service Co. of New Mexico ....        26,700              857,070
Puget Energy, Inc. ..................        25,400              665,480
Reliant Energy Inc. .................        34,900            1,124,129
TECO Energy, Inc. ...................        20,900              637,450
Unisource Energy Corp. ..............        40,600              932,582
Xcel Energy, Inc. ...................        24,400              694,180
                                                           ---------------
                                                              12,844,775
                                                           ---------------
ELECTRICAL EQUIPMENT (1.2%)
Black Box Corp. + ...................        11,200              754,432
C&D Technologies, Inc. ..............         4,800              148,800
General Electric Co. ................        34,600            1,686,750
                                                           ---------------
                                                               2,589,982
                                                           ---------------
ELECTRONICS - INSTRUMENTS (0.7%)
PerkinElmer, Inc. ...................        51,800            1,426,054
                                                           ---------------
ELECTRONICS - SEMICONDUCTORS (2.1%)
Advanced Micro Devices, Inc. + ......        72,800            2,102,464
Intel Corp. .........................        24,200              707,850
National Semiconductor Corp. + ......        22,400              652,288
NVIDIA Corp. + ......................         9,700              899,675
QLogic Corp. + ......................           600               38,670
                                                           ---------------
                                                               4,400,947
                                                           ---------------
FINANCIAL - DIVERSIFIED (1.8%)
Ambac Financial Group, Inc. .........         7,100              413,220
Citigroup Inc. ......................         5,300              280,052
Fannie Mae ..........................        14,100            1,200,615
Freddie Mac .........................         9,400              658,000
National Processing Inc. + ..........        29,200              817,600
Security Capital Group Inc. - Class B
 +...................................         2,700               57,780
USA Education Inc. ..................         5,300              386,900
                                                           ---------------
                                                               3,814,167
                                                           ---------------
FOODS (0.4%)
Smithfields Foods, Inc. + ...........        20,500              826,150
                                                           ---------------
FOOTWEAR (0.2%)
Reebok International Ltd. + .........        15,000              479,250
                                                           ---------------
GAMING, LOTTERY, & PARI-MUTUEL (1.3%)
Anchor Gaming + .....................        15,200              982,224
Aztar Corp. + .......................        36,800              445,280
Harrah's Entertainment, Inc. + ......        10,000              353,000

46 See Notes to Portfolio of Investments.

                                           NUMBER OF            MARKET
                                            SHARES               VALUE
                                       ---------------     ---------------
Mandaley Resort Group + .............        34,000           $  931,600
                                                           ---------------
                                                               2,712,104
                                                           ---------------
HEALTH CARE - DRUGS (0.3%)
Barr Laboratories, Inc. + ...........         9,700              682,977
                                                           ---------------
HEALTH CARE - DRUGS/PHARMACEUTICALS (1.2%)
CIMA Labs Inc. ......................        11,300              887,050
King Pharmaceuticals, Inc. + ........         7,000              376,250
Schering-Plough Corp. ...............        11,800              427,632
SICOR Inc. + ........................        37,800              873,180
                                                           ---------------
                                                               2,564,112
                                                           ---------------
HEALTH CARE - HOSPITAL MANAGEMENT (0.4%)
LifePoint Hospitals, Inc. + .........         4,800              212,544
Tenet Healthcare Corp. + ............        10,100              521,059
                                                           ---------------
                                                                 733,603
                                                           ---------------
HEALTH CARE - LONG TERM CARE (1.0%)
Manor Care, Inc. + ..................        64,100            2,035,175
                                                           ---------------
HEALTH CARE - MANAGED CARE (2.2%)
CIGNA Corp. .........................         4,900              469,518
Oxford Health Plans, Inc. + .........        26,000              743,600
Rightchoice Managed Care, Inc. + ....        19,400              861,360
UnitedHealth Group Inc. .............        10,200              629,850
Wellpoint Health Networks, Inc. + ...        19,100            1,799,984
                                                           ---------------
                                                               4,504,312
                                                           ---------------
HEALTH CARE - MEDICAL PRODUCTS/SUPPLIES (2.4%)
Baxter International, Inc. ..........        37,400            1,832,600
Biomet, Inc. ........................         1,400               67,284
Cooper Companies, Inc. ..............        16,500              848,100
PolyMedica Corp. + ..................        17,800              720,900
ResMed Inc. + .......................        14,500              732,975
St. Jude Medical, Inc. + ............        14,700              882,000
                                                           ---------------
                                                               5,083,859
                                                           ---------------
HEALTH CARE - SPECIAL SERVICES (0.6%)
HEALTHSOUTH Corp. + .................        22,000              351,340
Laboratory Corp. of America Holdings
 + ..................................        10,600              815,140
                                                           ---------------
                                                               1,166,480
                                                           ---------------
HOMEBUILDING (1.2%)
Beazer Homes USA, Inc. + ............         6,300              399,987
Forest City Enterprises Inc. ........         1,300               71,500
L.N.R. Property Corp. ...............         1,800               63,000
MDC Holdings, Inc. ..................        14,000              495,600
NVR, Inc. + .........................         3,800              562,400
Pulte Homes, Inc. ...................        18,400              784,392
Toll Brothers, Inc. + ...............         4,000              157,240
                                                           ---------------
                                                               2,534,119
                                                           ---------------
INSURANCE - LIFE/HEALTH (2.4%)
American General Corp. ..............        11,900              552,755
Conseco, Inc. .......................        22,700              309,855
Lincoln National Corp. ..............        36,100            1,868,175
MetLife, Inc. .......................        59,700            1,849,506
UnumProvident Corp. .................        12,700              407,924
                                                           ---------------
                                                               4,988,215
                                                           ---------------
INSURANCE - MULTI-LINE (2.0%)
Hartford Financial Services Group,
 Inc.................................        26,500            1,812,600
Loews Corp. .........................        27,200            1,752,496
StanCorp Financial Group, Inc. ......        12,700              601,853
                                                           ---------------
                                                               4,166,949
                                                           ---------------
INSURANCE - PROPERTY/CASUALTY (2.9%)
Allstate Corp. (The) ................        15,700              690,643
Fidelity National Financial, Inc. ...        25,000              614,250
MBIA, Inc. ..........................        34,650            1,929,312
MGIC Investment Corp. ...............         7,500              544,800
Old Republic International Corp. ....        27,300              791,700
Progressive Corp. ...................         2,200              297,418
Radian Group Inc. ...................        16,000              647,200
RenaissanceRe Holdings Ltd. .........         7,000              518,700
                                                           ---------------
                                                               6,034,023
                                                           ---------------
INVESTMENT BANKING/BROKERAGE (1.1%)
Bear Stearns Co., Inc. (The) ........        30,200            1,780,894
Lehman Brothers Holdings Inc. .......         6,900              536,475
                                                           ---------------
                                                               2,317,369
                                                           ---------------
INVESTMENT MANAGEMENT (0.3%)
Federated Investors Inc. - Class B ..        17,700              569,940
                                                           ---------------
LEISURE TIME - PRODUCTS (0.3%)
Direct Focus, Inc. + ................        14,500              688,750
                                                           ---------------
LODGING - HOTELS (0.0%)
La Quinta Properties, Inc. + ........        16,800               87,024
                                                           ---------------
MANUFACTURING - DIVERSIFIED (1.0%)
Eaton Corp. .........................         5,000              350,500
Honeywell International Inc. ........         6,600              230,934
ITT Industries, Inc. ................        27,600            1,221,300
Thermo Electron Corp. + .............         9,500              209,190
                                                           ---------------
                                                               2,011,924
                                                           ---------------
NATURAL GAS - DISTRIBUTION - PIPE LINE (2.4%)
El Paso Energy Corp. ................        31,400            1,649,756
KeySpan Energy Corp. ................        42,100            1,535,808
NiSource Inc. .......................         6,300              172,179
ONEOK, Inc. .........................        15,400              303,380
Peoples Energy Corp. ................         6,100              245,220
Sempra Energy .......................        40,600            1,110,004
                                                           ---------------
                                                               5,016,347
                                                           ---------------
OIL & GAS - DRILLING & EQUIPMENT (0.9%)
Helmerich & Payne, Inc. .............        12,700              391,414
Lone Star Technologies, Inc. + ......        17,700              640,740
Noble Drilling Corp. + ..............         1,100               36,025
Patterson-UTI Energy, Inc. + ........        19,000              339,530

    See Notes to Portfolio of Investments.                                    47

                                          NUMBER OF            MARKET
                                           SHARES               VALUE
                                       ---------------     ---------------
Seitel, Inc. + ......................        40,600         $     531,860
                                                           ---------------
                                                               1,939,569
                                                           ---------------
OIL & GAS - EXPLORATION/PRODUCTION (0.8%)
Anadarko Petroleum Corp. ............         7,000              378,210
Apache Corp. ........................         1,000               50,750
Burlington Resources, Inc. ..........         7,500              299,625
Kerr-McGee Corp. ....................         4,200              278,334
Vintage Petroleum, Inc. .............        38,100              712,470
                                                           ---------------
                                                               1,719,389
                                                           ---------------
OIL & GAS - REFINING & MARKETING (3.3%)
Ashland Oil Inc. ....................        39,500            1,583,950
Sunoco, Inc. ........................        41,500            1,520,145
Tosco Corp. .........................        48,600            2,140,830
Ultramar Diamond Shamrock Corp. .....        22,800            1,077,300
Valero Energy Corp. .................        13,300              489,174
                                                           ---------------
                                                               6,811,399
                                                           ---------------
OIL - DOMESTIC INTEGRATED (4.0%)
Amerada Hess Corp. ..................        22,800            1,842,240
Conoco Inc. - Class B ...............        58,600            1,693,540
Occidental Petroleum Corp. ..........        64,000            1,701,760
Phillips Petroleum Co. ..............        27,900            1,590,300
USX-Marathon Group ..................        55,300            1,631,903
                                                           ---------------
                                                               8,459,743
                                                           ---------------
OIL - INTERNATIONAL INTEGRATED (1.2%)
Exxon Mobil Corp. ...................        29,900            2,611,765
                                                           ---------------
PAPER & FOREST PRODUCTS (0.0%)
Westvaco Corp. ......................           600               14,574
                                                           ---------------
PERSONAL CARE (0.7%)
Alberto-Culver Co. - Class B ........        14,500              609,580
Perrigo Co. + .......................        48,500              809,465
                                                           ---------------
                                                               1,419,045
                                                           ---------------
PUBLISHING (0.5%)
Harcourt General, Inc. ..............           600               34,914
Scholastic Corp. + ..................        22,800            1,026,000
                                                           ---------------
                                                               1,060,914
                                                           ---------------
RAILROADS (0.0%)
Burlington Northern Santa Fe Corp. ..         3,100               93,527
                                                           ---------------
REIT DIVERSIFIED (5.2%)
Alexandria Real Estate Equities, Inc.         1,800               71,640
AMB Property Corp. ..................         7,100              182,896
American Land Lease, Inc. ...........         2,800               34,720
AMLI Residential Properties Trust ...         2,700               66,420
Annaly Mortgage Management Inc. .....         4,400               60,324
Apartment Investment & Management Co.         6,900              332,580
Arden Realty Group, Inc. ............         2,600               69,420
Associated Estates Realty ...........         5,800               56,028
Avalonbay Communities, Inc. .........         5,370              251,047
Bedford Property Investors, Inc. ....         2,600               54,470
Boston Properties, Inc. .............         6,300              257,670
Brandywine Realty Trust .............         3,900               87,555
Camden Property Trust ...............         4,300              157,810
Capital Automotive REIT .............         4,800               86,400
Carramerica Realty Corp. ............         5,800              176,900
CBL & Associates Properties, Inc. ...         3,700              113,553
Centerpoint Properties Corp. ........         1,200               60,240
Charles E. Smith Residential Realty,
 Inc.................................         4,700              235,705
Chelsea GCA Realty, Inc. ............         1,300               60,970
Colonial Properties Trust ...........         5,100              157,080
Commercial Net Lease Realty .........         2,300               32,775
Cornerstone Realty Income Trust, Inc.         5,100               59,160
Corporate Office Properties Trust SBI         1,600               16,000
Correctional Properties Trust .......         1,800               25,632
Cousins Properties, Inc. ............         3,750              100,688
Crescent Real Estate Equities, Inc. .         6,000              147,420
Crown America Realty Trust ..........        15,200              126,920
Developers Diversified Realty Corp. .        10,000              183,800
Duke-Weeks Realty Corp. .............         8,274              205,609
Eastgroup Properties, Inc. ..........         2,300               51,980
ElderTrust + ........................         1,500                7,605
Entertainment Properties Trust ......         2,900               52,925
Equity Office Properties Trust ......        20,300              642,088
Equity Residential Properties Trust .        10,102              571,268
Federal Realty Inc. .................         5,400              111,996
FelCor Lodging Trust Inc. ...........         4,800              112,320
First Industrial Realty Trust, Inc. .         2,800               89,992
General Growth Properties, Inc. .....         3,700              145,632
Glenborough Realty Trust, Inc. ......         3,400               65,620
Health Care Property Investors, Inc.          2,800               96,320
Health Care REIT, Inc. ..............         1,300               30,875
Highwood Properties, Inc. ...........         2,200               58,630
Home Properties of New York, Inc. ...         1,600               48,160
Hospitality Properties Trust ........         2,400               68,400
Host Marriott Corp. .................        21,900              274,188
HRPT Properties Trust ...............         6,600               64,218
iStar Financial Inc. ................         7,400              208,680
J.P. Realty Inc. ....................         3,600               88,200
Keystone Property Trust .............         5,600               74,984
Kilroy Realty Corp. .................         3,000               87,300
Kimco Realty Corp. ..................         5,600              265,160
Koger Equity, Inc. ..................         3,600               59,400
Konover Property Trust ..............         7,400               22,052
Kramont Realty Trust ................         1,500               20,520
Lexington Corporate Properties Trust          3,300               51,051
Liberty Property Trust ..............         5,200              153,920
LTC Properties, Inc. ................         6,300               28,665
Mack-Cali Realty Corp. ..............         5,100              145,248
Mid Atlantic Realty Trust ...........         3,800               47,500
Mid-America Apartment Communities,
 Inc.................................         2,600               66,534

48 See Notes to Portfolio of Investments.

                                          NUMBER OF            MARKET
                                           SHARES               VALUE
                                       ---------------     ---------------
UNITED STATES (CONTINUED)
REIT DIVERSIFIED (CONTINUED)
National Golf Properties, Inc. ......         4,100          $   111,725
National Health Investors, Inc. .....         7,400               76,220
Pan Pacific Retail Properties, Inc. .         3,100               80,600
Parkway Properties, Inc. ............         2,400               84,600
Pinnacle Holdings Inc. + ............         3,300               19,833
Prime Group Realty Trust ............         5,300               71,550
ProLogis Trust ......................        12,100              274,912
Public Storage, Inc. ................         9,900              293,535
Reckson Associates Realty Corp. .....         5,400              124,200
Rouse Co. (The) .....................         6,000              171,900
Senior Housing Properties Trust .....        10,300              133,900
Simon Property Group, Inc. ..........        14,600              437,562
SL Green Realty Corp. ...............         3,700              112,147
Sovran Self Storage, Inc. ...........         2,900               79,373
Spieker Properties, Inc. ............         7,400              443,630
Starwood Hotels & Resorts Worldwide,
 Inc.................................         1,700               63,376
Storage USA, Inc. ...................         2,000               72,000
Sun Communities, Inc. ...............         2,300               81,305
Tanger Factory Outlet Centers, Inc. .         1,800               41,400
Taubman Centers, Inc. ...............         9,700              135,800
United Dominion Realty Trust, Inc. ..         9,400              134,890
United Mobile Homes, Inc. ...........         1,200               13,140
Universal Health Realty Income Trust            700               15,120
Ventas, Inc. ........................        10,800              118,260
Vornado Realty Trust ................        10,000              390,400
                                                           ---------------
                                                              10,864,241
                                                           ---------------
RESTAURANTS (0.5%)
Darden Restaurants, Inc. ............        14,500              404,550
Landry's Seafood Restaurants, Inc. ..        40,000              680,000
                                                           ---------------
                                                               1,084,550
                                                           ---------------
RETAIL - GENERAL MERCHANDISE CHAINS (0.1%)
Sears, Roebuck & Co. ................         2,700              114,237
                                                           ---------------
RETAIL SPECIALITY - APPAREL (1.1%)
Abercrombie & Fitch Co. - Class  A +          3,800              169,100
American Eagle Outfitters, Inc. + ...         2,700               95,148
Christopher & Banks Corp. + .........        22,800              743,280
Hot Topic, Inc. + ...................        22,800              709,080
Wilsons The Leather Experts Inc. + ..        34,300              636,265
                                                           ---------------
                                                               2,352,873
                                                           ---------------
RETAIL STORES - FOOD CHAINS (0.3%)
Winn-Dixie Stores, Inc. .............        24,000              627,120
                                                           ---------------
SAVINGS & LOAN COMPANIES (4.1%)
Astoria Financial Corp. .............        14,600              803,000
Charter One Financial, Inc. .........         1,700               54,230
Dime Bancorp, Inc. ..................        16,100              599,725
Downey Financial Corp. ..............        22,800            1,077,528
FirstFed Financial Corp. + ..........        27,900              831,420
Golden State Bancorp, Inc. ..........        29,000              893,200
Golden West Financial Corp. .........        29,400            1,888,656
GreenPoint Financial Corp. ..........        14,600              560,640
Washington Mutual Financial Corp. ...        48,750            1,830,562
                                                           ---------------
                                                               8,538,961
                                                           ---------------
SERVICES - COMMERCIAL & CONSUMER (2.1%)
Cendant Corp. + .....................         5,900              115,050
Choice Hotels International Inc. + ..         3,300               49,500
H&R Block, Inc. .....................        30,900            1,994,595
Pegasus Solutions Inc. + ............        24,000              277,200
Rent-A-Center, Inc. + ...............        14,500              762,700
Sylvan Learning Systems, Inc. + .....        15,700              381,510
West Corp. + ........................        32,200              708,722
                                                           ---------------
                                                               4,289,277
                                                           ---------------
SERVICES - COMPUTER SYSTEMS (0.3%)
Sabre Holdings Corp. + ..............        14,600              730,000
                                                           ---------------
SERVICES - DATA PROCESSING (0.6%)
CSG Systems International, Inc. + ...         4,800              272,448
Equifax, Inc. .......................        24,000              880,320
                                                           ---------------
                                                               1,152,768
                                                           ---------------
SPECIALITY PRINTING (0.3%)
Deluxe Corp. ........................        22,600              653,140
                                                           ---------------
STEEL (0.3%)
Maverick Tube Corp. + ...............        37,000              627,150
                                                           ---------------
TEXTILES - APPAREL (0.2%)
Liz Claiborne, Inc. .................         7,300              368,285
                                                           ---------------
TOBACCO (0.8%)
UST, Inc. ...........................        58,200            1,679,652
                                                           ---------------
WASTE MANAGEMENT (0.2%)
Allied Waste Industries, Inc. + .....        21,300              397,884
                                                           ---------------
TOTAL UNITED STATES COMMON STOCKS
 (COST $148,834,448)                                         160,304,461
                                                           ---------------
FOREIGN COMMON STOCKS (12.4%)
AUSTRALIA (0.1%)
Santos Ltd. (Oil & Gas -
 Exploration/Production).............        56,400              185,987
                                                           ---------------
CANADA (0.8%)
Brookfield Properties Co.
 (Homebuilding)......................         1,900               36,309
Canadian Hunter Exploration Ltd. (Oil
 & Gas - Exploration/Production) + ..        22,000              535,952
Canadian National Railway Co.
 (Railroads).........................        13,600              550,800
Celestica Inc. (Electronics -
 Semiconductors) +...................         8,600              442,900
Descartes Systems Group Inc. (The)
 (Computers Software/Services) + ....         8,600              155,559
Trizec Hahn Corp. (Real Estate) .....         3,300               60,027
                                                           ---------------
TOTAL CANADA                                                   1,781,547
                                                           ---------------
DENMARK (0.8%)
Novo-Nordisk A/S (Health Care -
 Drugs/Pharmaceuticals)..............        18,100              800,648

    See Notes to Portfolio of Investments.                                    49

AETNA GENERATION PORTFOLIOS, INC.
PORTFOLIO OF INVESTMENTS - JUNE 30, 2001 (UNAUDITED)
ASCENT (CONTINUED)

                                          NUMBER OF              MARKET
                                           SHARES                VALUE
                                       ---------------     ---------------
Vestas Wind Systems A/S (Electrical
 Equipment) +........................        18,800        $     876,507
                                                           ---------------
TOTAL DENMARK                                                  1,677,155
                                                           ---------------
FINLAND (0.2%)
Nokia Oyj, ADR (Communications
 Equipment)..........................        21,400              471,656
                                                           ---------------
FRANCE (1.3%)
Altran Technologies SA
 (Aerospace/Defense).................         6,700              311,972
Aventis SA (Health Care -
 Drugs/Pharmaceuticals)..............        11,900              950,029
Axa (Insurance - Multi-Line) ........        18,800              535,576
Compagnie de Saint-Gobain (Building
 Materials)..........................         1,300              176,643
PSA Peugeot Citroen (Automobiles) ...           700              190,053
Total Fina Elf (Oil & Gas - Refining
 & Marketing) .......................         4,400              616,122
                                                           ---------------
TOTAL FRANCE                                                   2,780,395
                                                           ---------------
HONG KONG (0.4%)
China Unicom Ltd., ADR
 (Cellular/Wireless
 Telecommunications) +...............        27,300              483,210
Global Crossing Ltd. (Telephone Long
 Distance) +.........................        34,300              296,352
                                                           ---------------
TOTAL HONG KONG                                                  779,562
                                                           ---------------
IRELAND (0.2%)
Bank of Ireland (Banks - Money               43,600              431,868
 Center).............................                      ---------------

ISRAEL (0.1%)
Check Point Software Technologies             3,250              164,353
 Ltd. (Computers Software/Services) +                      ---------------

ITALY (0.4%)
Parmalat Finanziaria SpA (Foods) + ..       134,000              357,350
Saipem SpA (Oil & Gas - Drilling &
 Equipment)..........................        59,400              325,364
UniCredito Italiano SpA (Banks -
 Money Center) ......................        55,500              238,220
                                                           ---------------
TOTAL ITALY                                                      920,934
                                                           ---------------
JAPAN (2.5%)
Canon, Inc. (Electronics - Component
 Dist.)..............................        16,000              646,568
Fast Retailing Co. Ltd. (Retail
 Speciality - Apparel) ..............         3,100              539,368
Honda Motor Co. (Automotive) ........        29,000            1,274,214
Nissan Motor Co., Ltd. (Automotive) .        55,000              379,691
NTT DoCoMo, Inc. (Cellular/Wireless
 Telecommunications).................            17              295,783
Pioneer Corp. (Electronics -
 Component Dist.) ...................        16,000              486,209
Promise Co., Ltd. (Consumer Finance)          6,300              519,275
Ricoh Co., Ltd.
 (Electronics - Component Dist.) ....         7,000              150,978
Sony Corporation (Household
 Furnishings & Appliances) ..........        13,400              881,014
                                                           ---------------
TOTAL JAPAN                                                    5,173,100
                                                           ---------------
MEXICO (0.3%)
Cemex SA de CV, ADR (Building                24,298              643,897
 Materials) +........................                      ---------------

NETHERLANDS (0.8%)
Hagemeyer NV (Semiconductors &
 Electronics)........................        30,743            $ 592,115
Koninklijke Ahold NV (Retail Stores -
 Food Chains) .......................        33,276            1,042,344
Wolters Kluwer NV (Publishing) + ....         5,700              153,213
                                                           ---------------
TOTAL NETHERLANDS                                              1,787,672
                                                           ---------------
NORWAY (0.2%)
Gjensidige NOR Sparebank (Banks -
 Major Regional) ....................         7,000              199,070
Norske Skogindustrier ASA (Paper &
 Forest Products) ...................        12,900              195,520
                                                           ---------------
TOTAL NORWAY                                                     394,590
                                                           ---------------
SOUTH KOREA (0.2%)
Samsung Electronics (Electronics -
 Semiconductors).....................        10,400              327,600
                                                           ---------------
SPAIN (0.7%)
Banco Santander Central Hispano SA
 (Banks - Money Center) + ...........        61,200              554,388
NH Hoteles, SA (Lodging - Hotels) ...        16,200              191,597
Telefonica SA (Telephone Long
 Distance) +.........................        56,055              690,962
                                                           ---------------
TOTAL SPAIN                                                    1,436,947
                                                           ---------------
SWEDEN (0.3%)
Svenska Handelsbanken AB (Banks -
 Money Center) ......................        41,100              587,121
                                                           ---------------
SWITZERLAND (0.9%)
Clariant AG (Chemicals - Speciality)
 + ..................................        13,800              332,045
Logitech International SA (Computers
 - Peripherals) + ...................           960              307,627
Nestle SA Registered Shares (Foods) .         4,500              956,328
Tecan AG (Health Care - Medical
 Products/Supplies)..................         2,350              194,798
                                                           ---------------
TOTAL SWITZERLAND                                              1,790,798
                                                           ---------------
UNITED KINGDOM (2.2%)
BAE Systems (Aerospace/Defense) .....        58,900              282,060
Celltech Group Plc (Biotechnology &
 Medical Products) + ................        30,000              505,460
Energis Plc (Telephone Long Distance)
 + ..................................        76,700              203,606
GlaxoSmithKline Plc (Health Care -
 Drugs/Pharmaceuticals)..............        11,800              663,160
Lloyds TSB Group Plc, ADR (Banks -
 Money Center) ......................        88,694              887,520
Northern Rock Plc (Diversified
 Financial Services) ................        76,900              625,119
Shire Pharmaceuticals Group Plc
 (Health Care -
 Drugs/Pharmaceuticals) +............        14,979              831,335
Vodafone AirTouch Plc
 (Cellular/Wireless
 Telecommunications).................       258,573              572,760
                                                           ---------------
TOTAL UNITED KINGDOM                                           4,571,020
                                                           ---------------
TOTAL FOREIGN COMMON STOCKS
 (COST $25,036,257)                                           25,906,202
                                                           ---------------
TOTAL COMMON STOCKS                                          186,210,663
 (COST $173,870,705)                                       ---------------

50 See Notes to Portfolio of Investments.

                                          NUMBER OF             MARKET
                                           SHARES               VALUE
                                       ---------------     ---------------
FOREIGN PREFERRED STOCKS (0.3%)
GERMANY (0.3%)
MLP AG (Investment Management) ......         5,600         $    616,325
                                                           ---------------
TOTAL FOREIGN PREFERRED STOCKS                                   616,325
 (COST $550,947)                                           ---------------

                                         PRINCIPAL
                                          AMOUNT
                                       ---------------
LONG-TERM BONDS AND NOTES (8.0%)
CORPORATE BONDS (3.1%)
Abbott Laboratories, 5.63%, 07/01/06        170,000              169,150
Alcoa Inc., 7.38%, 08/01/10 .........        50,000               52,710
Allstate Corp., 7.88%, 05/01/05 .....        55,000               58,749
Associates Corp. N.A., 6.95%,
 11/01/18............................       105,000              104,173
Bank of America Corp., 7.40%,
 01/15/11............................        65,000               67,521
Bank One Corp., 6.50%, 02/01/06 .....        20,000               20,278
Boeing Capital Corp., 7.10%, 09/27/05       215,000              225,361
Capital Auto Receivables Asset Trust,
 6.30%, 05/15/04 ....................       370,000              371,387
Chase Manhattan Corp., 7.09%,
 02/15/09............................       130,000              136,133
CIT Group Holdings, Inc., 7.50%,
 11/14/03............................        70,000               73,028
Citigroup Inc., 7.25%, 10/01/10 .....       235,000              243,942
ConAgra Foods, Inc., 7.50%, 09/15/05         95,000               98,331
Conoco Inc., 5.90%, 04/15/04 ........        80,000               80,598
Countrywide Home Loans, Inc.,
 6.85%, 06/15/04 ....................        75,000               77,341
Cox Communications Inc., 7.75%,
 08/15/06............................       290,000              306,228
DaimlerChrysler NA Holdings Inc.,
 6.40%, 05/15/06 ....................       100,000               99,205
Duke Energy Corp., 7.38%, 03/01/10 ..        50,000               52,028
Duke Energy Field Services, Inc.,
 7.88%, 08/16/10 ....................       100,000              104,789
Electronic Data Systems Corp.,
 6.85%, 10/15/04 ....................       310,000              318,466
Enron Corp., 7.88%, 06/15/03 ........       320,000              334,179
First Union National Bank, 7.88%,
 02/15/10............................        35,000               37,233
Ford Motor Credit Corp., 7.38%,
 10/28/09............................        45,000               45,482
Ford Motor Credit Corp., 7.50%,
 03/15/05............................       120,000              124,685
Ford Motor Credit Corp., 7.88%,
 06/15/10............................        80,000               83,893
General Electric Capital Corp.,
 6.81%, 11/03/03.....................       110,000              114,666
General Electric Capital Corp.,
 7.38%, 01/19/10.....................       160,000              172,270
General Motors Acceptance Corp.,
 7.63%, 06/15/04 ....................        70,000               73,592
General Motors Acceptance Corp.,
 7.75%, 01/19/10 ....................        70,000               73,630
Honeywell International, 7.50%,
 03/01/10............................       100,000              106,876
Household Finance Corp., 7.88%,
 03/01/07............................        40,000               42,850
Interpublic Group of Co.'s, Inc.,
 7.88%, 10/15/05 ....................       165,000              171,803
Kellogg Co., 6.60%, 04/01/11 ++ .....       100,000               96,875
Kellogg Co., 7.45%, 04/01/31 ++ .....        60,000               59,172
MBNA Master Credit Card Trust,
 6.40%, 01/18/05 ....................   $   400,000          $   408,372
Mellon Bank NA, 7.63%, 09/15/07 .....        60,000               64,093
Morgan Stanley Dean Witter & Co.,
 5.63%, 01/20/04 ....................   $    35,000          $    35,224
Morgan Stanley Dean Witter & Co.,
 7.13%, 01/15/03 ....................        65,000               67,127
Pepsi Bottling Holdings Inc., 5.38%,
 02/17/04............................        85,000               85,078
Phillips Petroleum Co., 8.50%,
 05/25/05............................       100,000              108,385
Qwest Capital Funding Inc., 7.75%,
 08/15/06............................       270,000              283,316
Qwest Capital Funding Inc., 7.90%,
 08/15/10............................       200,000              205,866
Raytheon Co., 6.15%, 11/01/08 .......        40,000               37,059
Repsol International Finance, 7.45%,
 07/15/05............................        30,000               31,486
Tennessee Gas Pipeline, 7.00%,
 10/15/28............................       180,000              159,435
Textron Financial Corp., 7.13%,
 12/09/04............................       320,000              327,562
United Technologies Corp., 7.13%,
 11/15/10............................       100,000              104,692
Verizon Global Funding Corp.,
 7.25%, 12/01/10 ++ .................       195,000              198,670
WorldCom, Inc., 7.38%, 01/15/06 .....       120,000              122,220
WorldCom, Inc., 7.50%, 05/15/11 .....       135,000              131,398
                                                           ---------------
TOTAL CORPORATE BONDS (COST $6,382,636)                        6,566,607
                                                           ---------------
FOREIGN AND SUPRANATIONALS (0.4%)
AT&T Canada Inc., Zero Coupon,
 06/15/08............................       195,000              169,527
France Telecom, 7.75%, 03/01/11 ++ ..        50,000               50,937
Norsk Hydro A/S, 7.15%, 01/15/29 ....       180,000              174,571
Ontario (Province of), 6.00%,
 02/21/06............................        65,000               66,158
Quebec (Province of), 7.50%, 09/15/29        40,000               42,662
Telefonica Europe BV, 7.35%, 09/15/05        50,000               51,912
Tyco International Group SA, 6.13%,
 11/01/08............................        75,000               72,495
Tyco International Group SA, 6.13%,
 01/15/09............................       140,000              135,076
Tyco International Group SA, 6.75%,
 02/15/11............................        60,000               59,499
                                                           ---------------
TOTAL FOREIGN AND SUPRANATIONALS (COST $797,889)                 822,837
                                                           ---------------
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES (2.7%)
Federal Home Loan Mortgage Corp.,
 7.50%, 12/01/11 ....................       257,144              265,151
Federal National Mortgage Assoc.,
 6.00%, 06/01/28 ....................       400,502              385,355
Federal National Mortgage Assoc.,
 6.50%, 11/01/13 ....................       587,653              591,326
Federal National Mortgage Assoc.,
 7.50%, 07/01/11 ....................       141,298              145,536
Federal National Mortgage Assoc.,
 8.00%, 07/15/30 # ..................       380,000              392,468
Federal National Mortgage Assoc.,
 8.50%, 09/01/26 ....................       787,420              837,366
Federal National Mortgage Assoc. -
 Conventional Loan, 6.50%, 11/01/27 .       669,080              659,880
Government National Mortgage Assoc.,
 6.50%, 06/21/26 # ..................       400,000              395,624
Government National Mortgage Assoc.,
 6.50%, 01/15/29 ....................       466,582              461,771

    See Notes to Portfolio of Investments. 51

                                         PRINCIPAL             MARKET
                                          AMOUNT               VALUE
                                       ---------------     ---------------
Government National Mortgage Assoc.,
 7.00%, 04/15/26-02/15/28 ...........   $ 1,293,819          $ 1,306,110
Government National Mortgage Assoc.,
 8.00%, 07/15/24 ....................       315,235              328,535
                                                           ---------------
TOTAL U.S. GOVERNMENT AGENCY MORTGAGE-BACKED                   5,769,122
 SECURITIES (COST $5,735,756)                              ---------------

U.S. TREASURY OBLIGATIONS (1.8%)
U.S. Treasury Bond, 5.25%, 02/15/29 *       398,000              363,919
U.S. Treasury Bond, 6.13%, 08/15/29 *       433,000              448,493
U.S. Treasury Bond, 8.13%, 08/15/21 .       266,000              334,245
U.S. Treasury Note, 4.25%, 05/31/03 .       460,000              459,858
U.S. Treasury Note, 4.63%, 05/15/06 .       169,000              166,676
U.S. Treasury Note, 5.00%, 02/15/11 .       194,000              188,209
U.S. Treasury Note, 5.63%, 05/15/08 *       785,000              801,006
U.S. Treasury Note, 5.75%, 11/15/05 .       900,000              921,789
                                                           ---------------
TOTAL U.S. TREASURY OBLIGATIONS (COST $3,580,242)              3,684,195
                                                           ---------------
TOTAL LONG-TERM BONDS AND NOTES (COST
 $16,496,523)                                                 16,842,761
                                                           ---------------
SHORT-TERM INVESTMENTS (3.1%)
Dakota Certificates CCCMT, 4.20%,
 07/02/01 ++.........................     4,436,000            4,436,000
U.S. Treasury Bill, 3.84%, 10/04/01 @       600,000              594,450
VF Corp., 4.80%, 07/16/01 ...........     1,500,000            1,497,200
                                                           ---------------
TOTAL SHORT-TERM INVESTMENTS
 (COST $6,527,184)                                             6,527,650
                                                           ---------------
TOTAL INVESTMENTS
 (COST $197,445,359)(a)                                      210,197,399
OTHER ASSETS LESS LIABILITIES                                 (1,072,947)
                                                           ---------------
TOTAL NET ASSETS                                            $209,124,452
                                                           ===============


NOTES TO PORTFOLIO OF INVESTMENTS

(a) The cost of investments for federal income tax purposes amounts to $198,976,531. Unrealized gains and losses, based on indentified tax cost at June 30, 2001, are as follows:

Unrealized gains...............................  $ 15,245,695

Unrealized losses..............................    (4,024,827)
                                                 ------------

  Net unrealized gain..........................  $ 11,220,868
                                                 ============

Information concerning open futures contracts at June 30, 2001 is shown below:

                                        NOTIONAL
                         NO. OF          MARKET        EXPIRATION        UNREALIZED
                        CONTRACTS        VALUE           DATE            GAIN/(LOSS)
                        ---------      ---------      ----------        -----------
LONG CONTRACTS
--------------

CAC 40 Index Futures...     11         $  488,865        Sep 01         $   (3,678)
DAX Index Futures......      4            517,696        Sep 01              7,207
FTSE 100 Index Futures.     19          1,510,038        Sep 01            (95,530)
TOPIX Index Futures....     17          1,766,517        Sep 01            (21,809)
                                       ----------                       ----------
                                       $4,283,116                       $ (113,810)
                                       ==========                       ==========

+   Non-income producing security.
++ Securities that may be resold to "qualified institutional buyers" under Rule 144A or securities offered pursuant to section 4(2) of the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Directors.
* Segregated securities for purchases of delayed delivery or when-issued securities held at June 30, 2001.
#   When-issued or delayed delivery security.
@ Security pledged to cover initial margin requirements on open futures contracts at June 30, 2001.

ADR - American Depositary Receipt

REIT - Real Estate Investment Trust

Category percentages are based in net assets.

52 See Notes to Financial Statements.

AETNA GENERATION PORTFOLIOS, INC.
PORTFOLIO OF INVESTMENTS - JUNE 30, 2001
CROSSROADS

                                          NUMBER OF             MARKET
                                            SHARES              VALUE
                                         --------------     --------------
COMMON STOCKS (74.3%)
UNITED STATES (65.8%)
AEROSPACE/DEFENSE (2.6%)
Boeing Co. ............................       23,500        $  1,306,600
General Dynamics Corp. ................       16,900           1,314,989
Goodrich (B.F.) Co. ...................        6,400             243,072
Lockheed Martin Corp. .................       35,300           1,307,865
Northrop Grumman Corp. ................        3,400             272,340
Precision Castparts Corp. .............       14,400             538,848
                                                            --------------
                                                               4,983,714
                                                            --------------
AUTOMOBILES (0.1%)
Ford Motor Co. ........................       10,900             267,595
                                                            --------------
BANKS - MAJOR REGIONAL (0.2%)
SouthTrust Corp. ......................       12,300             319,800
                                                            --------------
BANKS - REGIONAL (0.2%)
Investors Financial Services Corp. ....        5,300             355,100
                                                            --------------
BEVERAGES - ALCOHOLIC (0.4%)
Constellation Brands, Inc. + ..........       20,400             836,400
                                                            --------------
BEVERAGES - NON-ALCOHOLIC (1.0%)
Pepsi Bottling Group, Inc. (The) ......       46,200           1,852,620
                                                            --------------
BIOTECHNOLOGY (0.6%)
IDEC Pharmaceuticals Corp. + ..........        8,000             541,520
Invitrogen Corp. + ....................        7,600             545,680
                                                            --------------
                                                               1,087,200
                                                            --------------
COMPUTERS - NETWORKING (0.1%)
Cisco Systems, Inc. + .................        8,600             156,520
                                                            --------------
COMPUTERS SOFTWARE/SERVICES (3.5%)
Affiliated Computer Services, Inc. + ..        9,200             661,572
BMC Software, Inc. ....................        6,800             153,272
Borland Software Corp. + ..............       44,600             695,760
Cadence Design Systems, Inc. + ........        6,500             121,095
Catapult Communications Corp. + .......       21,300             479,250
Citrix Systems, Inc. + ................       20,700             722,430
Mentor Graphics Corp. + ...............       21,700             379,750
Mercury Interactive Corp. + ...........       20,300           1,215,970
Microsoft Corp. + .....................       12,700             922,020
Novell, Inc. + ........................       45,600             259,464
PeopleSoft, Inc. + ....................       19,600             964,908
                                                            --------------
                                                               6,575,491
                                                            --------------
CONSUMER FINANCE (1.9%)
Americredit Corp. + ...................       15,300             794,835
Countrywide Credit Industries, Inc. ...        6,800             311,984
Household International, Inc. .........       22,600           1,507,420
PMI Group, Inc. (The) .................        9,200             668,472
Providian Financial Corp. .............        5,300             313,760
                                                            --------------
                                                               3,596,471
                                                            --------------
CONTAINERS - METAL & GLASS (0.1%)
Ball Corp. ............................        5,400             256,824
                                                            --------------
CONTAINERS/PACKAGING - PAPER (0.6%)
Pactiv Corp. + ........................       86,400           1,157,760
                                                            --------------
DISTRIBUTORS - FOOD & HEALTH (0.1%)
Fleming Companies, Inc. ...............        4,800        $    171,360
                                                            --------------
ELECTRIC COMPANIES (5.2%)
Allegheny Energy, Inc. ................    $  24,900        $  1,201,425
CMS Energy Corp. ......................       17,900             498,515
Duke Energy Corp. .....................        4,500             175,545
Entergy Corp. .........................       32,900           1,263,031
Exelon Corp. ..........................        4,300             275,716
FirstEnergy Corp. .....................       11,000             353,760
Pinnacle West Capital Corp. ...........        6,800             322,320
PPL Corp. .............................       33,100           1,820,500
Public Service Co. of New Mexico ......       21,600             693,360
Puget Energy, Inc. ....................       20,800             544,960
Reliant Energy Inc. ...................       25,500             821,355
TECO Energy, Inc. .....................       17,100             521,550
Unisource Energy Corp. ................       33,200             762,604
Xcel Energy, Inc. .....................       18,600             529,170
                                                            --------------
                                                               9,783,811
                                                            --------------
ELECTRICAL EQUIPMENT (1.1%)
Black Box Corp. + .....................        9,100             612,976
C&D Technologies, Inc. ................        4,000             124,000
General Electric Co. ..................       25,303           1,233,521
                                                            --------------
                                                               1,970,497
                                                            --------------
ELECTRONICS - INSTRUMENTS (0.6%)
PerkinElmer, Inc. .....................       38,000           1,046,140
                                                            --------------
ELECTRONICS - SEMICONDUCTORS (1.8%)
Advanced Micro Devices, Inc. + ........       53,300           1,539,304
Intel Corp. ...........................       17,600             514,800
National Semiconductor Corp. + ........       16,300             474,656
NVIDIA Corp. + ........................        7,900             732,725
QLogic Corp. + ........................          500              32,225
                                                            --------------
                                                               3,293,710
                                                            --------------
FINANCIAL - DIVERSIFIED (1.5%)
Ambac Financial Group, Inc. ...........        5,200             302,640
Citigroup Inc. ........................        3,866             204,280
Fannie Mae ............................       10,300             877,045
Freddie Mac ...........................        6,800             476,000
National Processing Inc. + ............       23,700             663,600
Security Capital Group Inc. - Class B +        2,400              51,360
USA Education Inc. ....................        3,900             284,700
                                                            --------------
                                                               2,859,625
                                                            --------------
FOODS (0.4%)
Smithfields Foods, Inc. + .............       16,600             668,980
                                                            --------------
FOOTWEAR (0.2%)
Reebok International Ltd. + ...........       11,100             354,645
                                                            --------------
GAMING, LOTTERY, & PARI-MUTUEL (1.2%)
Anchor Gaming + .......................       12,300             794,826
Aztar Corp. + .........................       30,100             364,210
Harrah's Entertainment, Inc. + ........        7,400             261,220

    See Notes to Portfolio of Investments. 53

                                           NUMBER OF            MARKET
                                            SHARES              VALUE
                                         --------------     --------------
Mandaley Resort Group + ...............       27,600        $    756,240
                                                            --------------
                                                               2,176,496
                                                            --------------
HEALTH CARE - DRUGS (0.3%)
Barr Laboratories, Inc. + .............        7,900             556,239
                                                            --------------
HEALTH CARE - DRUGS/PHARMACEUTICALS (1.1%)
CIMA Labs Inc. ........................        9,200             722,200
King Pharmaceuticals, Inc. + ..........        5,700             306,375
Schering-Plough Corp. .................        8,600             311,664
SICOR Inc. + ..........................       30,700             709,170
                                                            --------------
                                                               2,049,409
                                                            --------------
HEALTH CARE - HOSPITAL MANAGEMENT (0.3%)
LifePoint Hospitals, Inc. + ...........        3,900             172,692
Tenet Healthcare Corp. + ..............        7,400             381,766
                                                            --------------
                                                                 554,458
                                                            --------------
HEALTH CARE - LONG TERM CARE (0.8%)
Manor Care, Inc. + ....................       46,900           1,489,075
                                                            --------------
HEALTH CARE - MANAGED CARE (1.8%)
CIGNA Corp. ...........................        3,600             344,952
Oxford Health Plans, Inc. + ...........       21,100             603,460
Rightchoice Managed Care, Inc. + ......       15,700             697,080
UnitedHealth Group Inc. ...............        7,500             463,125
Wellpoint Health Networks, Inc. + .....       14,000           1,319,360
                                                            --------------
                                                               3,427,977
                                                            --------------
HEALTH CARE - MEDICAL PRODUCTS/SUPPLIES (2.1%)
Baxter International, Inc. ............       27,200           1,332,800
Biomet, Inc. ..........................        1,100              52,866
Cooper Companies, Inc. ................       13,300             683,620
PolyMedica Corp. + ....................       14,500             587,250
ResMed Inc. + .........................       11,800             596,490
St. Jude Medical, Inc. + ..............       11,900             714,000
                                                            --------------
                                                               3,967,026
                                                            --------------
HEALTH CARE - SPECIAL SERVICES (0.5%)
HEALTHSOUTH Corp. + ...................       17,600             281,072
Laboratory Corp. of America Holdings +         8,600             661,340
                                                            --------------
                                                                 942,412
                                                            --------------
HOMEBUILDING (1.1%)
Beazer Homes USA, Inc. + ..............        5,100             323,799
Forest City Enterprises Inc. ..........        1,100              60,500
L.N.R. Property Corp. .................        1,600              56,000
MDC Holdings, Inc. ....................       11,300             400,020
NVR, Inc. + ...........................        3,100             458,800
Pulte Homes, Inc. .....................       14,000             596,820
Toll Brothers, Inc. + .................        2,700             106,137
                                                            --------------
                                                               2,002,076
                                                            --------------
INSURANCE - LIFE/HEALTH (1.9%)
American General Corp. ................        8,700             404,115
Conseco, Inc. .........................       16,600             226,590
Lincoln National Corp. ................       26,300           1,361,025
MetLife, Inc. .........................       43,700           1,353,826
UnumProvident Corp. ...................        9,300        $    298,716
                                                            --------------
                                                               3,644,272
                                                            --------------
INSURANCE - MULTI-LINE (1.6%)
Hartford Financial Services Group, Inc.     $ 19,400        $  1,326,960
Loews Corp. ...........................       19,900           1,282,157
StanCorp Financial Group, Inc. ........       10,200             483,378
                                                            --------------
                                                               3,092,495
                                                            --------------
INSURANCE - PROPERTY/CASUALTY (2.5%)
Allstate Corp. (The) ..................       11,500             505,885
Fidelity National Financial, Inc. .....       20,300             498,771
MBIA, Inc. ............................       25,350           1,411,488
MGIC Investment Corp. .................        5,500             399,520
Old Republic International Corp. ......       22,200             643,800
Progressive Corp. .....................        1,600             216,304
Radian Group Inc. .....................       13,000             525,850
RenaissanceRe Holdings Ltd. ...........        5,600             414,960
                                                            --------------
                                                               4,616,578
                                                            --------------
INVESTMENT BANKING/BROKERAGE (0.9%)
Bear Stearns Co., Inc. (The) ..........       22,100           1,303,237
Lehman Brothers Holdings Inc. .........        5,000             388,750
                                                            --------------
                                                               1,691,987
                                                            --------------
INVESTMENT MANAGEMENT (0.2%)
Federated Investors Inc. - Class B ....       14,400             463,680
                                                            --------------
LEISURE TIME - PRODUCTS (0.3%)
Direct Focus, Inc. + ..................       11,800             560,500
                                                            --------------
LODGING - HOTELS (0.0%)
La Quinta Properties, Inc. + ..........       15,000              77,700
                                                            --------------
MANUFACTURING - DIVERSIFIED (0.8%)
Eaton Corp. ...........................        3,700             259,370
Honeywell International Inc. ..........        4,800             167,952
ITT Industries, Inc. ..................       20,200             893,850
Thermo Electron Corp. + ...............        7,700             169,554
                                                            --------------
                                                               1,490,726
                                                            --------------
NATURAL GAS - DISTRIBUTION - PIPE LINE (2.0%)
El Paso Energy Corp. ..................       23,020           1,209,471
KeySpan Energy Corp. ..................       30,900           1,127,232
NiSource Inc. .........................        5,100             139,383
ONEOK, Inc. ...........................       11,200             220,640
Peoples Energy Corp. ..................        4,400             176,880
Sempra Energy .........................       33,200             907,688
                                                            --------------
                                                               3,781,294
                                                            --------------
OIL & GAS - DRILLING & EQUIPMENT (0.8%)
Helmerich & Payne, Inc. ...............       10,200             314,364
Lone Star Technologies, Inc. + ........       14,400             521,280
Noble Drilling Corp. + ................          800              26,200
Patterson-UTI Energy, Inc. + ..........       15,600             278,772
Seitel, Inc. + ........................       33,200             434,920
                                                            --------------
                                                               1,575,536
                                                            --------------

54 See Notes to Portfolio of Investments.

                                           NUMBER OF            MARKET
                                            SHARES              VALUE
                                         --------------     --------------
UNITED STATES (CONTINUED)
OIL & GAS - EXPLORATION/PRODUCTION (0.7%)
Anadarko Petroleum Corp. ..............        5,100        $    275,553
Apache Corp. ..........................          700              35,525
Burlington Resources, Inc. ............        5,500             219,725
Kerr-McGee Corp. ......................        3,100             205,437
Vintage Petroleum, Inc. ...............       31,100             581,570
                                                            --------------
                                                               1,317,810
                                                            --------------
OIL & GAS - REFINING & MARKETING (2.7%)
Ashland Oil Inc. ......................       28,900           1,158,890
Sunoco, Inc. ..........................       30,400           1,113,552
Tosco Corp. ...........................       35,600           1,568,180
Ultramar Diamond Shamrock Corp. .......       18,500             874,125
Valero Energy Corp. ...................       10,800             397,224
                                                            --------------
                                                               5,111,971
                                                            --------------
OIL - DOMESTIC INTEGRATED (3.3%)
Amerada Hess Corp. ....................       16,600           1,341,280
Conoco Inc. - Class B .................       42,900           1,239,810
Occidental Petroleum Corp. ............       46,800           1,244,412
Phillips Petroleum Co. ................       20,300           1,157,100
USX-Marathon Group ....................       40,400           1,192,204
                                                            --------------
                                                               6,174,806
                                                            --------------
OIL - INTERNATIONAL INTEGRATED (1.0%)
Exxon Mobil Corp. .....................       21,900           1,912,965
                                                            --------------
PAPER & FOREST PRODUCTS (0.0%)
Westvaco Corp. ........................          500              12,145
                                                            --------------
PERSONAL CARE (0.6%)
Alberto-Culver Co. - Class B ..........       11,800             496,072
Perrigo Co. + .........................       39,400             657,586
                                                            --------------
                                                               1,153,658
                                                            --------------
PUBLISHING (0.5%)
Harcourt General, Inc. ................          400              23,276
Scholastic Corp. + ....................       18,400             828,000
                                                            --------------
                                                                 851,276
                                                            --------------
RAILROADS (0.0%)
Burlington Northern Santa Fe Corp. ....        2,300              69,391
                                                            --------------
REIT DIVERSIFIED (5.2%)
Alexandria Real Estate Equities, Inc. .        1,600              63,680
AMB Property Corp. ....................        6,400             164,864
American Land Lease, Inc. .............        2,600              32,240
AMLI Residential Properties Trust .....        2,400              59,040
Annaly Mortgage Management Inc. .......        3,900              53,469
Apartment Investment & Management Co. .        6,100             294,020
Arden Realty Group, Inc. ..............        2,300              61,410
Associated Estates Realty .............        5,200              50,232
Avalonbay Communities, Inc. ...........        4,813             225,008
Bedford Property Investors, Inc. ......        2,300              48,185
Boston Properties, Inc. ...............        5,700             233,130
Brandywine Realty Trust ...............        3,500              78,575
Camden Property Trust .................        3,800             139,460
Capital Automotive REIT ...............        4,300        $     77,400
Carramerica Realty Corp. ..............        5,200             158,600
CBL & Associates Properties, Inc. .....        3,300             101,277
Centerpoint Properties Corp. ..........        1,000              50,200
Charles E. Smith Residential Realty,
 Inc...................................        4,200             210,630
Chelsea GCA Realty, Inc. ..............        1,100              51,590
Colonial Properties Trust .............        4,600             141,680
Commercial Net Lease Realty ...........        2,000              28,500
Cornerstone Realty Income Trust, Inc. .        4,600              53,360
Corporate Office Properties Trust SBI .        1,400              14,000
Correctional Properties Trust .........        1,600              22,784
Cousins Properties, Inc. ..............        3,350              89,947
Crescent Real Estate Equities, Inc. ...        5,400             132,678
Crown America Realty Trust ............       13,600             113,560
Developers Diversified Realty Corp. ...        9,000             165,420
Duke-Weeks Realty Corp. ...............        7,424             184,486
Eastgroup Properties, Inc. ............        2,100              47,460
ElderTrust + ..........................        1,300               6,591
Entertainment Properties Trust ........        2,600              47,450
Equity Office Properties Trust ........       18,200             575,666
Equity Residential Properties Trust ...        9,101             514,662
Federal Realty Inc. ...................        4,800              99,552
FelCor Lodging Trust Inc. .............        4,300             100,620
First Industrial Realty Trust, Inc. ...        2,600              83,564
General Growth Properties, Inc. .......        3,300             129,888
Glenborough Realty Trust, Inc. ........        3,100              59,830
Health Care Property Investors, Inc. ..        2,600              89,440
Health Care REIT, Inc. ................        1,200              28,500
Highwood Properties, Inc. .............        2,000              53,300
Home Properties of New York, Inc. .....        1,400              42,140
Hospitality Properties Trust ..........        2,200              62,700
Host Marriott Corp. ...................       19,600             245,392
HRPT Properties Trust .................        5,900              57,407
iStar Financial Inc. ..................        6,600             186,120
J.P. Realty Inc. ......................        3,300              80,850
Keystone Property Trust ...............        5,100              68,289
Kilroy Realty Corp. ...................        2,700              78,570
Kimco Realty Corp. ....................        5,000             236,750
Koger Equity, Inc. ....................        3,200              52,800
Konover Property Trust ................        6,600              19,668
Kramont Realty Trust ..................        1,300              17,784
Lexington Corporate Properties Trust ..        3,000              46,410
Liberty Property Trust ................        4,700             139,120
LTC Properties, Inc. ..................        5,600              25,480
Mack-Cali Realty Corp. ................        4,600             131,008
Mid Atlantic Realty Trust .............        3,400              42,500
Mid-America Apartment Communities, Inc.        2,300              58,857
National Golf Properties, Inc. ........        3,600              98,100
National Health Investors, Inc. .......        6,600              67,980
Pan Pacific Retail Properties, Inc. ...        2,800              72,800

    See Notes to Portfolio of Investments. 55

                                          NUMBER OF            MARKET
                                            SHARES             VALUE
                                         --------------     --------------
UNITED STATES (CONTINUED)
REIT DIVERSIFIED (CONTINUED)
Parkway Properties, Inc. ..............        2,100        $     74,025
Pinnacle Holdings Inc. + ..............        3,000              18,030
Prime Group Realty Trust ..............        4,800              64,800
ProLogis Trust ........................       10,900             247,648
Public Storage, Inc. ..................        8,900             263,885
Reckson Associates Realty Corp. .......        4,800             110,400
Rouse Co. (The) .......................        5,400             154,710
Senior Housing Properties Trust .......        9,200             119,600
Simon Property Group, Inc. ............       13,000             389,610
SL Green Realty Corp. .................        3,300             100,023
Sovran Self Storage, Inc. .............        2,600              71,162
Spieker Properties, Inc. ..............        6,600             395,670
Starwood Hotels & Resorts Worldwide,
 Inc...................................        1,600              59,648
Storage USA, Inc. .....................        1,800              64,800
Sun Communities, Inc. .................        2,100              74,235
Tanger Factory Outlet Centers, Inc. ...        1,600              36,800
Taubman Centers, Inc. .................        8,700             121,800
United Dominion Realty Trust, Inc. ....        8,400             120,540
United Mobile Homes, Inc. .............        1,000              10,950
Universal Health Realty Income Trust ..          600              12,960
Ventas, Inc. ..........................        9,700             106,215
Vornado Realty Trust ..................        8,900             347,456
                                                            --------------
                                                               9,731,640
                                                            --------------
RESTAURANTS (0.5%)
Darden Restaurants, Inc. ..............       10,600             295,740
Landry's Seafood Restaurants, Inc. ....       32,500             552,500
                                                            --------------
                                                                 848,240
                                                            --------------
RETAIL - GENERAL MERCHANDISE CHAINS (0.0%)
Sears, Roebuck & Co. ..................        2,000              84,620
                                                            --------------
RETAIL SPECIALITY - APPAREL (1.0%)
Abercrombie & Fitch Co. - Class  A + ..        3,100             137,950
American Eagle Outfitters, Inc. + .....        2,200              77,528
Christopher & Banks Corp. + ...........       18,700             609,620
Hot Topic, Inc. + .....................       18,700             581,570
Wilsons The Leather Experts Inc. + ....       27,900             517,545
                                                            --------------
                                                               1,924,213
                                                            --------------
RETAIL STORES - FOOD CHAINS (0.3%)
Winn-Dixie Stores, Inc. ...............       19,500             509,535
                                                            --------------
SAVINGS & LOAN COMPANIES (3.5%)
Astoria Financial Corp. ...............       11,900             654,500
Charter One Financial, Inc. ...........        1,200              38,280
Dime Bancorp, Inc. ....................       13,100             487,975
Downey Financial Corp. ................       18,700             883,762
FirstFed Financial Corp. + ............       22,800             679,440
Golden State Bancorp, Inc. ............       23,500             723,800
Golden West Financial Corp. ...........       21,500           1,381,160
GreenPoint Financial Corp. ............       11,900             456,960
Washington Mutual Financial Corp. .....       35,700           1,340,535
                                                            --------------
                                                               6,646,412
                                                            --------------
SERVICES - COMMERCIAL & CONSUMER (1.8%)
Cendant Corp. + .......................        4,300        $     83,850
Choice Hotels International Inc. + ....        2,900              43,500
H&R Block, Inc. .......................       22,700           1,465,285
Pegasus Solutions Inc. + ..............       19,400             224,070
Rent-A-Center, Inc. + .................       11,800             620,680
Sylvan Learning Systems, Inc. + .......       12,600             306,180
West Corp. + ..........................       26,100             574,461
                                                            --------------
                                                               3,318,026
                                                            --------------
SERVICES - COMPUTER SYSTEMS (0.3%)
Sabre Holdings Corp. + ................       11,900             595,000
                                                            --------------
SERVICES - DATA PROCESSING (0.5%)
CSG Systems International, Inc. + .....        4,000             227,040
Equifax, Inc. .........................       19,500             715,260
                                                            --------------
                                                                 942,300
                                                            --------------
SPECIALITY PRINTING (0.3%)
Deluxe Corp. ..........................       18,300             528,870
                                                            --------------
STEEL (0.3%)
Maverick Tube Corp. + .................       30,000             508,500
                                                            --------------
TELEPHONE (0.0%)
Qwest Communications International Inc.
 +.....................................           40               1,275
                                                            --------------
TEXTILES - APPAREL (0.1%)
Liz Claiborne, Inc. ...................        5,400             272,430
                                                            --------------
TOBACCO (0.7%)
UST, Inc. .............................       42,600           1,229,436
                                                            --------------
WASTE MANAGEMENT (0.2%)
Allied Waste Industries, Inc. + .......       15,500             289,540
                                                            --------------
TOTAL UNITED STATES COMMON STOCKS (COST
 $114,861,974)                                               123,788,258
                                                            --------------
FOREIGN COMMON STOCKS (8.5%)
AUSTRALIA (0.1%)
Santos Ltd. (Oil & Gas -
 Exploration/Production)...............       33,500             110,471
                                                            --------------
CANADA (0.6%)
Brookfield Properties Co.
 (Homebuilding)........................        1,700              32,487
Canadian Hunter Exploration Ltd. (Oil &
 Gas - Exploration/Production) + ......       13,500             328,880
Canadian National Railway Co.
 (Railroads)...........................        8,000             324,000
Celestica Inc. (Electronics -
 Semiconductors) +.....................        5,600             288,400
Descartes Systems Group Inc. (The)
 (Computers Software/Services) + ......        5,300              95,868
Trizec Hahn Corp. (Real Estate) .......        2,900              52,751
                                                            --------------
TOTAL CANADA                                                   1,122,386
                                                            --------------
DENMARK (0.6%)
Novo-Nordisk A/S (Health Care -
 Drugs/Pharmaceuticals)................       11,800             521,969
Vestas Wind Systems A/S (Electrical
 Equipment) +..........................       11,500             536,161
                                                            --------------
TOTAL DENMARK                                                  1,058,130
                                                            --------------
FINLAND (0.1%)
Nokia Oyj, ADR (Communications
 Equipment)............................       12,700             279,908
                                                            --------------

56 See Notes to Portfolio of Investments.

                                          NUMBER OF            MARKET
                                            SHARES             VALUE
                                         --------------     --------------
FRANCE (0.9%)
Altran Technologies SA
 (Aerospace/Defense)...................        3,100        $    144,345
Aventis SA (Health Care -
 Drugs/Pharmaceuticals)................        7,300             582,791
Axa (Insurance - Multi-Line) ..........       11,200             319,067
Compagnie de Saint-Gobain (Building
 Materials)............................          800             108,704
PSA Peugeot Citroen (Automobiles) .....          400             108,602
Total Fina Elf (Oil & Gas - Refining &
 Marketing)............................        2,800             392,077
                                                            --------------
TOTAL FRANCE                                                   1,655,586
                                                            --------------
HONG KONG (0.3%)
China Unicom Ltd., ADR
 (Cellular/Wireless Telecommunications)
 + ....................................       16,500             292,050
Global Crossing Ltd. (Telephone Long
 Distance) +...........................       21,200             183,168
                                                            --------------
TOTAL HONG KONG                                                  475,218
                                                            --------------
IRELAND (0.1%)
Bank of Ireland (Banks - Money Center)        27,000             267,441
                                                            --------------
ISRAEL (0.1%)
Check Point Software Technologies Ltd.
 (Computers Software/Services) + ......        1,950              98,611
                                                            --------------
ITALY (0.3%)
Parmalat Finanziaria SpA (Foods) ......       81,200             216,543
Saipem SpA (Oil & Gas - Drilling &
 Equipment) +..........................       35,400             193,904
UniCredito Italiano SpA (Banks - Money
 Center)...............................       36,200             155,380
                                                            --------------
TOTAL ITALY                                                      565,827
                                                            --------------
JAPAN (1.7%)
Canon, Inc. (Electronics - Component
 Dist.)................................       10,000             404,105
Fast Retailing Co. Ltd. (Retail
 Speciality - Apparel) ................        2,100             365,378
Honda Motor Co. (Automotive) ..........       18,000             790,892
Nissan Motor Co., Ltd. (Automotive) ...       33,000             227,814
NTT DoCoMo, Inc. (Cellular/Wireless
 Telecommunications)...................           11             191,389
Pioneer Corp. (Electronics - Component
 Dist.)................................       10,000             303,881
Promise Co., Ltd. (Consumer Finance) ..        3,800             313,214
Ricoh Co., Ltd. (Electronics -
 Component Dist.) .....................        4,000              86,273
Sony Corporation (Household Furnishings
 & Appliances) ........................        9,100             598,300
                                                            --------------
TOTAL JAPAN                                                    3,281,246
                                                            --------------
MEXICO (0.2%)
Cemex SA de CV, ADR (Building
 Materials) +..........................       15,145             401,342
                                                            --------------
NETHERLANDS (0.6%)
Hagemeyer NV (Semiconductors &
 Electronics)..........................       19,012             366,174
Koninklijke Ahold NV (Retail Stores -
 Food Chains) .........................       21,361             669,116
Wolters Kluwer NV (Publishing) + ......        3,400              91,391
                                                            --------------
TOTAL NETHERLANDS                                              1,126,681
                                                            --------------

NORWAY (0.1%)
Gjensidige NOR Sparebank (Banks - Major
 Regional).............................        4,100        $    116,598
Norske Skogindustrier ASA (Paper &
 Forest Products) .....................        7,600             115,190
                                                            --------------
TOTAL NORWAY                                                     231,788
                                                            --------------
SOUTH KOREA (0.1%)
Samsung Electronics (Electronics -             6,200             195,300
 Semiconductors).......................                     --------------

SPAIN (0.5%)
Banco Santander Central Hispano SA
 (Banks - Money Center) + .............       36,500             330,639
NH Hoteles, SA (Lodging - Hotels) .....       10,000             118,270
Telefonica SA (Telephone Long Distance)
 + ....................................       35,675             439,748
                                                            --------------
TOTAL SPAIN                                                      888,657
                                                            --------------
SWEDEN (0.2%)
Svenska Handelsbanken AB (Banks - Money
 Center)...............................       24,600             351,416
                                                            --------------
SWITZERLAND (0.5%)
Clariant AG (Chemicals - Speciality) +         8,250             198,505
Logitech International SA (Computers -
 Peripherals) +........................          600             192,267
Nestle SA Registered Shares (Foods) ...        2,500             531,293
Tecan AG (Health Care - Medical
 Products/Supplies)....................        1,200              99,472
                                                            --------------
TOTAL SWITZERLAND                                              1,021,537
                                                            --------------
UNITED KINGDOM (1.5%)
BAE Systems (Aerospace/Defense) .......       35,100             168,087
Celltech Group Plc (Biotechnology &
 Medical Products) + ..................       21,600             363,931
Energis Plc (Telephone Long Distance) +       47,800             126,889
GlaxoSmithKline Plc (Health Care -
 Drugs/Pharmaceuticals)................        7,400             415,880
Lloyds TSB Group Plc, ADR (Banks -
 Money Center) ........................       56,931             569,682
Northern Rock Plc (Diversified
 Financial Services) ..................       47,100             382,876
Shire Pharmaceuticals Group Plc (Health
 Care - Drugs/Pharmaceuticals) + ......        9,451             524,530
Vodafone AirTouch Plc
 (Cellular/Wireless Telecommunications)      145,565             322,438
                                                            --------------
TOTAL UNITED KINGDOM                                           2,874,313
                                                            --------------
TOTAL FOREIGN COMMON STOCKS
 (COST $15,089,571)                                           16,005,858
                                                            --------------
TOTAL COMMON STOCKS                                          139,794,116
 (COST $129,951,545)                                        --------------

    See Notes to Portfolio of Investments.                                    57

                                          NUMBER OF            MARKET
                                            SHARES             VALUE
                                         --------------     --------------
FOREIGN PREFERRED STOCKS (0.2%)
GERMANY (0.2%)
MLP AG (Investment Management) ........        3,500        $    385,203
                                                            --------------
TOTAL FOREIGN PREFERRED STOCKS
 (COST $344,332)                                                 385,203
                                                            --------------

                                          PRINCIPAL
                                            AMOUNT
                                         --------------
LONG-TERM BONDS AND NOTES (22.7%)
CORPORATE BONDS (8.4%)
Abbott Laboratories, 5.63%, 07/01/06 ..  $   420,000             417,900
Alcoa Inc., 7.38%, 08/01/10 ...........       80,000              84,336
Allstate Corp., 7.88%, 05/01/05 .......      120,000             128,179
Associates Corp. N.A., 6.95%, 11/01/18       160,000             158,739
Bank of America Corp., 7.40%, 01/15/11       120,000             124,654
Bank One Corp., 6.50%, 02/01/06 .......       65,000              65,904
Boeing Capital Corp., 7.10%, 09/27/05 .      365,000             382,589
Capital Auto Receivables Asset Trust,
 6.30%, 05/15/04 ......................    1,100,000           1,104,125
Chase Manhattan Corp., 7.09%, 02/15/09       640,000             670,195
Citigroup Inc., 7.25%, 10/01/10 .......      410,000             425,600
ConAgra Foods, Inc., 7.50%, 09/15/05 ..      270,000             279,466
Conoco Inc., 5.90%, 04/15/04 ..........      135,000             136,008
Countrywide Home Loans, Inc.,
 6.85%, 06/15/04 ......................      140,000             144,369
Cox Communications Inc., 7.75%,
 08/15/06..............................      495,000             522,700
DaimlerChrysler NA Holdings Inc.,
 6.40%, 05/15/06 ......................      180,000             178,569
Duke Energy Corp., 7.38%, 03/01/10 ....      165,000             171,691
Duke Energy Field Services, Inc.,
 7.88%, 08/16/10 ......................      175,000             183,381
Electronic Data Systems Corp., 6.85%,
 10/15/04..............................      530,000             544,474
Enron Corp., 7.88%, 06/15/03 ..........      550,000             574,370
First Union National Bank, 7.88%,
 02/15/10..............................      115,000             122,337
Ford Motor Credit Corp., 7.38%,
 10/28/09..............................      140,000             141,501
Ford Motor Credit Corp., 7.50%,
 03/15/05..............................      220,000             228,589
Ford Motor Credit Corp., 7.88%,
 06/15/10..............................      410,000             429,951
General Electric Capital Corp., 6.81%,
 11/03/03..............................      380,000             396,120
General Electric Capital Corp., 7.38%,
 01/19/10..............................      345,000             371,458
General Motors Acceptance Corp.,
 7.63%, 06/15/04 ......................      115,000             120,902
General Motors Acceptance Corp.,
 7.75%, 01/19/10 ......................      170,000             178,816
Honeywell International, 7.50%,
 03/01/10..............................      175,000             187,033
Household Finance Corp., 5.88%,
 09/25/04..............................      625,000             628,525
Household Finance Corp., 7.88%,
 03/01/07..............................      140,000             149,974
Interpublic Group of Co.'s, Inc.,
 7.88%, 10/15/05 ......................      280,000             291,544
Kellogg Co., 6.60%, 04/01/11 ++ .......      200,000             193,750
Kellogg Co., 7.45%, 04/01/31 ++ .......      115,000             113,413
MBNA Master Credit Card Trust,
 6.40%, 01/18/05 ......................  $ 1,400,000        $  1,429,302
Mellon Bank NA, 7.63%, 09/15/07 .......      120,000             128,186
Morgan Stanley Dean Witter & Co.,
 5.63%, 01/20/04 ......................      115,000             115,735
Morgan Stanley Dean Witter & Co.,
 7.13%, 01/15/03 ......................      225,000             232,364
Norwest Financial, Inc., 5.38%,
 09/30/03..............................      625,000             626,844
Pepsi Bottling Holdings Inc., 5.38%,
 02/17/04..............................      290,000             290,267
Phillips Petroleum Co., 8.50%, 05/25/05      180,000             195,093
Qwest Capital Funding Inc., 7.75%,
 08/15/06..............................      460,000             482,687
Qwest Capital Funding Inc., 7.90%,
 08/15/10..............................      345,000             355,119
Raytheon Co., 6.15%, 11/01/08 .........      100,000              92,648
Repsol International Finance, 7.45%,
 07/15/05..............................      100,000             104,954
Tennessee Gas Pipeline, 7.00%, 10/15/28      330,000             292,297
Textron Financial Corp., 7.13%,
 12/09/04..............................      530,000             542,524
United Technologies Corp., 7.13%,
 11/15/10..............................      160,000             167,507
Verizon Global Funding Corp.,
 7.25%, 12/01/10 ++ ...................      380,000             387,152
WorldCom, Inc., 7.38%, 01/15/06 .......      205,000             208,793
WorldCom, Inc., 7.50%, 05/15/11 .......      250,000             243,330
                                                            --------------
TOTAL CORPORATE BONDS (COST $15,361,011)                      15,745,964
                                                            --------------
FOREIGN AND SUPRANATIONALS (0.9%)
AT&T Canada Inc., Zero Coupon, 06/15/08      330,000             286,892
France Telecom, 7.75%, 03/01/11 ++ ....       85,000              86,592
Norsk Hydro A/S, 7.15%, 01/15/29 ......      360,000             349,142
Ontario (Province of), 6.00%, 02/21/06       130,000             132,317
Quebec (Province of), 7.50%, 09/15/29 .      130,000             138,653
Telefonica Europe BV, 7.35%, 09/15/05 .      100,000             103,823
Tyco International Group SA, 6.13%,
 11/01/08..............................      125,000             120,825
Tyco International Group SA, 6.13%,
 01/15/09..............................      500,000             482,415
Tyco International Group SA, 6.75%,
 02/15/11..............................       95,000              94,206
                                                            --------------
TOTAL FOREIGN AND SUPRANATIONALS
 (COST $1,753,462)                                             1,794,865
                                                            --------------

U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES (7.9%)
Federal Home Loan Mortgage Corp.,
 7.00%, 07/14/25 ......................    2,160,000           2,170,800
Federal Home Loan Mortgage Corp.,
 7.50%, 12/01/11 ......................      412,079             424,912
Federal National Mortgage Assoc.,
 6.00%, 02/01/29 ......................    1,607,304           1,546,017
Federal National Mortgage Assoc.,
 6.50%, 11/01/13 ......................    1,044,716           1,051,245
Federal National Mortgage Assoc.,
 7.50%, 07/01/11 ......................      225,459             232,221
Federal National Mortgage Assoc.,
 8.00%, 07/15/30 ......................    1,030,000           1,063,794
Federal National Mortgage Assoc.,
 8.50%, 09/01/26 ......................    1,336,662           1,421,447
Federal National Mortgage Assoc. -
 Conventional Loan, 6.50%, 02/01/28 ...    1,489,873           1,468,926
Government National Mortgage Assoc.,
 6.50%, 01/15/29 ......................      587,728             581,668

58 See Notes to Portfolio of Investments.

                                            PRINCIPAL          MARKET
                                             AMOUNT             VALUE
                                         --------------     --------------
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES (CONTINUED)
Government National Mortgage Assoc.,
 7.00%, 12/15/27-02/15/28 .............  $ 3,261,918        $  3,291,470
Government National Mortgage Assoc.,
 7.50%, 12/15/23 ......................      935,859             963,055
Government National Mortgage Assoc.,
 7.50%, 08/15/31 # ....................      300,000             307,593
Government National Mortgage Assoc.,
 8.00%, 07/15/24 ......................      378,282             394,242
                                                            --------------
TOTAL U.S. GOVERNMENT AGENCY MORTGAGE-BACKED
 SECURITIES (COST $14,895,561)                                14,917,390
                                                            --------------
U.S. TREASURY OBLIGATIONS (5.5%)
U.S. Treasury Bond, 5.25%, 02/15/29 * .    1,068,000             976,547
U.S. Treasury Bond, 6.13%, 08/15/29 ...    2,140,000           2,216,569
U.S. Treasury Bond, 8.13%, 05/15/21 ...      900,000           1,130,904
U.S. Treasury Note, 4.25%, 05/31/03 ...    1,000,000             999,690
U.S. Treasury Note, 4.63%, 05/15/06 ...      141,000             139,061
U.S. Treasury Note, 4.75%, 01/31/03 ...      415,000             418,503
U.S. Treasury Note, 5.00%, 02/15/11 ...      376,000             364,776
U.S. Treasury Note, 5.50%, 03/31/03 ...    1,200,000           1,225,308
U.S. Treasury Note, 5.75%, 11/15/05 ...    1,304,000           1,335,570
U.S. Treasury Note, 5.75%, 08/15/10 ...      200,000             204,630
U.S. Treasury Note, 6.00%, 08/15/04 * .      900,000             934,029
U.S. Treasury Note, 6.00%, 08/15/09 ...      178,000             186,788
U.S. Treasury Note, 6.50%, 03/31/02 ...      159,000             162,105
                                                            --------------
TOTAL U.S. TREASURY OBLIGATIONS (COST $10,195,569)            10,294,480
                                                            --------------
TOTAL LONG-TERM BONDS AND NOTES (COST
 $42,205,603)                                                 42,752,699
                                                            --------------
SHORT-TERM INVESTMENTS (4.6%)
Dakota Certificates CCCMT, 4.20%,
 07/02/01 ++...........................    3,173,000           3,173,000
U.S. Treasury Bill, 3.84%, 10/04/01 @ .      400,000             396,300
VF Corp., 4.80%, 07/16/01 .............    5,000,000           4,990,667
                                                            --------------
TOTAL SHORT-TERM INVESTMENTS
 (COST $8,559,656)                                             8,559,967
                                                            --------------
TOTAL INVESTMENTS
 (COST $181,061,136)(a)                                      191,491,985
OTHER ASSETS LESS LIABILITIES                                 (3,417,303)
                                                            --------------
TOTAL NET ASSETS                                            $188,074,682
                                                            ==============

NOTES TO PORTFOLIO OF INVESTMENTS

(a) The cost of investments for federal income tax purposes amounts to $182,351,428. Unrealized gains and losses, based on identified tax cost at June 30, 2001, are as follows:

Unrealized gains.....................................  $ 11,596,447

Unrealized losses....................................    (2,455,890)
                                                       ------------

Net unrealized gains.................................  $  9,140,557
                                                       ============

Information concerning open futures contracts at June 30, 2001 is shown below:

                                     NOTIONAL
                         NO. OF       MARKET        EXPIRATION       UNREALIZED
                        CONTRACTS     VALUE            DATE         GAIN/(LOSS)
                        ---------     -----            ----         -----------
LONG CONTRACTS
--------------
CAC 40 Index Futures        9       $  399,980        Sep 01         $   (3,010)

DAX Index Futures           3          388,272        Sep 01              5,408

TOPIX Index Futures        11        1,143,040        Sep 01            (14,112)
                                    ----------                       ----------
                                    $1,931,292                       $  (11,714)
                                    ==========                       ==========

+    Non-income producing security.

++ Securities that may be resold to "qualified institutional buyers" under Rule 144A or securities offered pursuant to section 4(2) of the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Directors.

* Segregated securities for purchases of delayed delivery or when-issued securities held at June 30, 2001.

#    When-issued or delayed delivery security.

@ Security pledged to cover initial margin requirements on open futures contracts at June 30, 2001.

ADR - American Depositary Receipt

REIT - Real Estate Investment Trust.

Category percentages are based on net assets.

    See Notes to Financial Statements. 59

AETNA GENERATION PORTFOLIOS, INC.
PORTFOLIO OF INVESTMENTS - JUNE 30, 2001 (UNAUDITED)
LEGACY

                                           NUMBER OF           MARKET
                                            SHARES              VALUE
                                         -------------     ---------------
COMMON STOCKS (55.3%)
UNITED STATES (50.2%)
AEROSPACE/DEFENSE (2.1%)
Boeing Co. ............................       12,600       $     700,560
General Dynamics Corp. ................        9,200             715,852
Goodrich (B.F.) Co. ...................        6,700             254,466
Lockheed Martin Corp. .................       18,900             700,718
Northrop Grumman Corp. ................        1,800             144,180
Precision Castparts Corp. .............        7,000             261,940
                                                           ---------------
                                                               2,777,716
                                                           ---------------
AUTOMOBILES (0.1%)
Ford Motor Co. ........................        5,900             144,845
                                                           ---------------
BANKS - MAJOR REGIONAL (0.1%)
SouthTrust Corp. ......................        6,700             174,200
                                                           ---------------
BANKS - REGIONAL (0.1%)
Investors Financial Services Corp. ....        2,600             174,200
                                                           ---------------
BEVERAGES - ALCOHOLIC (0.3%)
Constellation Brands, Inc. + ..........        9,600             393,600
                                                           ---------------
BEVERAGES - NON-ALCOHOLIC (0.7%)
Pepsi Bottling Group, Inc. (The) ......       23,900             958,390
                                                           ---------------
BIOTECHNOLOGY (0.4%)
IDEC Pharmaceuticals Corp. + ..........        3,900             263,991
Invitrogen Corp. + ....................        3,500             251,300
                                                           ---------------
                                                                 515,291
                                                           ---------------
COMPUTERS - NETWORKING (0.1%)
Cisco Systems, Inc. + .................        4,000              72,800
                                                           ---------------
COMPUTERS SOFTWARE/SERVICES (2.9%)
Affiliated Computer Services, Inc. + ..        4,400             316,404
BMC Software, Inc. ....................        3,700              83,398
Borland Software Corp. + ..............       21,600             336,960
Cadence Design Systems, Inc. + ........        3,100              57,753
Catapult Communications Corp. + .......       10,500             236,250
Citrix Systems, Inc. + ................       11,600             404,840
Mentor Graphics Corp. + ...............       10,500             183,750
Mercury Interactive Corp. + ...........       13,100             784,690
Microsoft Corp. + .....................       10,000             726,000
Novell, Inc. + ........................       24,500             139,405
PeopleSoft, Inc. + ....................        9,500             467,685
                                                           ---------------
                                                               3,737,135
                                                           ---------------
CONSUMER FINANCE (1.4%)
Americredit Corp. + ...................        7,200             374,040
Countrywide Credit Industries, Inc. ...        3,700             169,756
Household International, Inc. .........       11,900             793,730
PMI Group, Inc. (The) .................        4,400             319,704
Providian Financial Corp. .............        2,800             165,760
                                                           ---------------
                                                               1,822,990
                                                           ---------------
CONTAINERS - METAL & GLASS (0.1%)
Ball Corp. ............................        2,900             137,924
                                                           ---------------
CONTAINERS/PACKAGING - PAPER (0.5%)
Pactiv Corp. + ........................       46,500             623,100
                                                           ---------------

DISTRIBUTORS - FOOD & HEALTH (0.1%)
Fleming Companies, Inc. ...............        2,300        $     82,110
                                                           ---------------
ELECTRIC COMPANIES (3.6%)
Allegheny Energy, Inc. ................       13,300             641,725
CMS Energy Corp. ......................        8,500             236,725
Entergy Corp. .........................       16,000             614,240
FirstEnergy Corp. .....................        2,800              90,048
Pinnacle West Capital Corp. ...........        3,300             156,420
PPL Corp. .............................       17,300             951,500
Public Service Co. of New Mexico ......       10,500             337,050
Puget Energy, Inc. ....................       10,300             269,860
Reliant Energy Inc. ...................       13,900             447,719
TECO Energy, Inc. .....................        8,400             256,200
Unisource Energy Corp. ................       16,400             376,708
Xcel Energy, Inc. .....................        9,500             270,275
                                                           ---------------
                                                               4,648,470
                                                           ---------------
ELECTRICAL EQUIPMENT (0.7%)
Black Box Corp. + .....................        4,400             296,384
C&D Technologies, Inc. ................        1,900              58,900
General Electric Co. ..................       12,300             599,625
                                                           ---------------
                                                                 954,909
                                                           ---------------
ELECTRONICS - INSTRUMENTS (0.6%)
PerkinElmer, Inc. .....................       30,600             842,418
                                                           ---------------
ELECTRONICS - SEMICONDUCTORS (1.3%)
Advanced Micro Devices, Inc. + ........       29,800             860,624
Intel Corp. ...........................        7,400             216,450
National Semiconductor Corp. + ........        9,600             279,552
NVIDIA Corp. + ........................        3,800             352,450
QLogic Corp. + ........................          200              12,890
                                                           ---------------
                                                               1,721,966
                                                           ---------------
FINANCIAL - DIVERSIFIED (1.2%)
Ambac Financial Group, Inc. ...........        2,800             162,960
Citigroup Inc. ........................        1,666              88,031
Fannie Mae ............................        5,800             493,870
Freddie Mac ...........................        3,700             259,000
National Processing Inc. + ............       11,400             319,309
Security Capital Group Inc. - Class B +        1,600              34,240
USA Education Inc. ....................        2,100             153,300
                                                           ---------------
                                                               1,510,710
                                                           ---------------
FOODS (0.3%)
Smithfields Foods, Inc. + .............        8,000             322,400
                                                           ---------------
GAMING, LOTTERY, & PARI-MUTUEL (0.8%)
Anchor Gaming + .......................        5,900             381,258
Aztar Corp. + .........................       14,800             179,080
Harrah's Entertainment, Inc. + ........        3,900             137,670
Mandaley Resort Group + ...............       13,300             364,420
                                                           ---------------
                                                               1,062,428
                                                           ---------------
HEALTH CARE - DRUGS (0.2%)
Barr Laboratories, Inc. + .............        3,800             267,558
                                                           ---------------

60 See Notes to Portfolio of Investments.

                                           NUMBER OF           MARKET
                                            SHARES              VALUE
                                         -------------     ---------------
HEALTH CARE - DRUGS/PHARMACEUTICALS (0.8%)
CIMA Labs Inc. ........................        4,400             345,400
King Pharmaceuticals, Inc. + ..........        2,700             145,125
Schering-Plough Corp. .................        4,600             166,704
SICOR Inc. + ..........................       14,800             341,880
                                                           ---------------
                                                                 999,109
                                                           ---------------
HEALTH CARE - HOSPITAL MANAGEMENT (0.2%)
LifePoint Hospitals, Inc. + ...........        1,900              84,132
Tenet Healthcare Corp. + ..............        4,000             206,360
                                                           ---------------
                                                                 290,492
                                                           ---------------
HEALTH CARE - LONG TERM CARE (0.6%)
Manor Care, Inc. + ....................       25,400             806,450
                                                           ---------------
HEALTH CARE - MANAGED CARE (1.3%)
CIGNA Corp. ...........................        1,900             182,058
Oxford Health Plans, Inc. + ...........       10,200             291,720
Rightchoice Managed Care, Inc. + ......        7,600             337,440
UnitedHealth Group Inc. ...............        2,800             172,900
Wellpoint Health Networks, Inc. + .....        7,600             716,224
                                                           ---------------
                                                               1,700,342
                                                           ---------------
HEALTH CARE - MEDICAL PRODUCTS/SUPPLIES (1.6%)
Baxter International, Inc. ............       15,800             774,200
Biomet, Inc. ..........................          700              33,642
Cooper Companies, Inc. ................        6,400             328,960
PolyMedica Corp. + ....................        7,100             287,550
ResMed Inc. + .........................        5,700             288,135
St. Jude Medical, Inc. + ..............        5,800             348,000
                                                           ---------------
                                                               2,060,487
                                                           ---------------
HEALTH CARE - SPECIAL SERVICES (0.4%)
HEALTHSOUTH Corp. + ...................        8,400             134,148
Laboratory Corp. of America Holdings +         4,200             322,980
                                                           ---------------
                                                                 457,128
                                                           ---------------
HOMEBUILDING (0.8%)
Beazer Homes USA, Inc. + ..............        2,400             152,376
Forest City Enterprises Inc. ..........          800              44,000
L.N.R. Property Corp. .................        1,100              38,500
MDC Holdings, Inc. ....................        5,500             194,700
NVR, Inc. + ...........................        1,400             207,200
Pulte Homes, Inc. .....................        7,200             306,936
Toll Brothers, Inc. + .................        1,200              47,172
                                                           ---------------
                                                                 990,884
                                                           ---------------
INSURANCE - LIFE/HEALTH (1.5%)
American General Corp. ................        4,700             218,315
Conseco, Inc. .........................        9,000             122,850
Lincoln National Corp. ................       13,700             708,975
MetLife, Inc. .........................       23,600             731,128
UnumProvident Corp. ...................        5,000             160,600
                                                           ---------------
                                                               1,941,868
                                                           ---------------
INSURANCE - MULTI-LINE (1.3%)
Hartford Financial Services Group, Inc.       10,500             718,200
Loews Corp. ...........................       10,700             689,401
StanCorp Financial Group, Inc. ........        4,800             227,472
                                                           ---------------
                                                               1,635,073
                                                           ---------------
INSURANCE - PROPERTY/CASUALTY (1.8%)
Allstate Corp. (The) ..................        5,400             237,546
Fidelity National Financial, Inc. .....        9,800             240,786
MBIA, Inc. ............................       13,700             762,816
MGIC Investment Corp. .................        3,000             217,920
Old Republic International Corp. ......       10,700             310,300
Progressive Corp. .....................          900             121,671
Radian Group Inc. .....................        6,200             250,790
RenaissanceRe Holdings Ltd. ...........        2,700             200,070
                                                           ---------------
                                                               2,341,899
                                                           ---------------
INVESTMENT BANKING/BROKERAGE (0.7%)
Bear Stearns Co., Inc. (The) ..........       11,900             701,743
Lehman Brothers Holdings Inc. .........        2,700             209,925
                                                           ---------------
                                                                 911,668
                                                           ---------------
INVESTMENT MANAGEMENT (0.2%)
Federated Investors Inc. - Class B ....        6,900             222,180
                                                           ---------------
LEISURE TIME - PRODUCTS (0.2%)
Direct Focus, Inc. + ..................        5,700             270,750
                                                           ---------------
LODGING - HOTELS (0.0%)
La Quinta Properties, Inc. + ..........       10,400              53,872
                                                           ---------------
MANUFACTURING - DIVERSIFIED (0.6%)
Eaton Corp. ...........................        2,000             140,200
Honeywell International Inc. ..........        2,600              90,974
ITT Industries, Inc. ..................       10,900             482,325
Thermo Electron Corp. + ...............        3,700              81,474
                                                           ---------------
                                                                 794,973
                                                           ---------------
NATURAL GAS - DISTRIBUTION - PIPE LINE (1.0%)
KeySpan Energy Corp. ..................       16,700             609,592
NiSource Inc. .........................        2,400              65,592
ONEOK, Inc. ...........................        2,400              47,280
Peoples Energy Corp. ..................        2,800             112,560
Sempra Energy .........................       16,100             440,174
                                                           ---------------
                                                               1,275,198
                                                           ---------------
OIL & GAS - DRILLING & EQUIPMENT (0.6%)
Helmerich & Payne, Inc. ...............        4,800             147,936
Lone Star Technologies, Inc. + ........        6,900             249,780
Patterson-UTI Energy, Inc. + ..........        7,600             135,812
Seitel, Inc. + ........................       16,400             214,840
                                                           ---------------
                                                                 748,368
                                                           ---------------
OIL & GAS - EXPLORATION/PRODUCTION (0.5%)
Anadarko Petroleum Corp. ..............        2,300             124,269
Burlington Resources, Inc. ............        3,000             119,850
Kerr-McGee Corp. ......................        1,900             125,913
Vintage Petroleum, Inc. ...............       15,300             286,110
                                                           ---------------
                                                                 656,142
                                                           ---------------
OIL & GAS - REFINING & MARKETING (2.1%)
Ashland Oil Inc. ......................       17,400             697,740

    See Notes to Portfolio of Investments.                                    61

AETNE GENERATION PORTFOLIOS, INC.
PORTFOLIO OF INVESTMENTS - JUNE 30, 2001 (UNAUDITED)
LEGACY (CONTINUED)

                                           NUMBER OF            MARKET
                                            SHARES              VALUE
                                         -------------     ---------------
Sunoco, Inc. ..........................       16,400          $  600,732
Tosco Corp. ...........................       18,900             832,545
Ultramar Diamond Shamrock Corp. .......        9,000             425,250
Valero Energy Corp. ...................        5,300             194,934
                                                           ---------------
                                                               2,751,201
                                                           ---------------
OIL - DOMESTIC INTEGRATED (2.8%)
Amerada Hess Corp. ....................        8,900             719,120
Conoco Inc. - Class B .................       31,400             907,460
Occidental Petroleum Corp. ............       27,500             731,225
Phillips Petroleum Co. ................       10,700             609,900
USX-Marathon Group ....................       23,800             702,338
                                                           ---------------
                                                               3,670,043
                                                           ---------------
OIL - INTERNATIONAL INTEGRATED (0.6%)
Exxon Mobil Corp. .....................        9,600             838,560
                                                           ---------------
PAPER & FOREST PRODUCTS (0.0%)
Westvaco Corp. ........................          200               4,858
                                                           ---------------
PERSONAL CARE (0.4%)
Alberto-Culver Co. - Class B ..........        5,700             239,628
Perrigo Co. + .........................       19,000             317,110
                                                           ---------------
                                                                 556,738
                                                           ---------------
PUBLISHING (0.3%)
Harcourt General, Inc. ................          200              11,638
Scholastic Corp. + ....................        8,700             391,500
                                                           ---------------
                                                                 403,138
                                                           ---------------
RAILROADS (0.0%)
Burlington Northern Santa Fe Corp. ....          500              15,085
                                                           ---------------
REIT DIVERSIFIED (5.1%)
Alexandria Real Estate Equities, Inc. .        1,100              43,780
AMB Property Corp. ....................        4,500             115,920
American Land Lease, Inc. .............        1,800              22,320
AMLI Residential Properties Trust .....        1,700              41,820
Annaly Mortgage Management Inc. .......        2,700              37,017
Apartment Investment & Management Co. .        4,200             202,440
Arden Realty Group, Inc. ..............        1,600              42,720
Associated Estates Realty .............        3,500              33,810
Avalonbay Communities, Inc. ...........        3,301             154,322
Bedford Property Investors, Inc. ......        1,600              33,520
Boston Properties, Inc. ...............        3,900             159,510
Brandywine Realty Trust ...............        2,400              53,880
Camden Property Trust .................        2,700              99,090
Capital Automotive REIT ...............        3,000              54,000
Carramerica Realty Corp. ..............        3,600             109,800
CBL & Associates Properties, Inc. .....        2,300              70,587
Centerpoint Properties Corp. ..........          700              35,140
Charles E. Smith Residential Realty,
 Inc...................................        2,900             145,435
Chelsea GCA Realty, Inc. ..............          800              37,520
Colonial Properties Trust .............        3,200              98,560
Commercial Net Lease Realty ...........        1,400              19,950
Cornerstone Realty Income Trust, Inc. .        3,200              37,120
Corporate Office Properties Trust SBI .        1,000              10,000
Correctional Properties Trust .........        1,100              15,664
Cousins Properties, Inc. ..............        2,300              61,755
Crescent Real Estate Equities, Inc. ...        3,700              90,909
Crown America Realty Trust ............        9,400              78,490
Developers Diversified Realty Corp. ...        6,200             113,956
Duke-Weeks Realty Corp. ...............        5,078             126,188
Eastgroup Properties, Inc. ............        1,500              33,900
ElderTrust + ..........................          900               4,563
Entertainment Properties Trust ........        1,800              32,850
Equity Office Properties Trust ........       12,600             398,538
Equity Residential Properties Trust ...        6,302             356,378
Federal Realty Inc. ...................        3,300              68,442
FelCor Lodging Trust Inc. .............        3,000              70,200
First Industrial Realty Trust, Inc. ...        1,800              57,852
General Growth Properties, Inc. .......        2,300              90,528
Glenborough Realty Trust, Inc. ........        2,100              40,530
Health Care Property Investors, Inc. ..        1,800              61,920
Health Care REIT, Inc. ................          800              19,000
Highwood Properties, Inc. .............        1,400              37,310
Home Properties of New York, Inc. .....        1,000              30,100
Hospitality Properties Trust ..........        1,500              42,750
Host Marriott Corp. ...................       13,600             170,272
HRPT Properties Trust .................        4,100              39,893
iStar Financial Inc. ..................        4,600             129,720
J.P. Realty Inc. ......................        2,300              56,350
Keystone Property Trust ...............        3,500              46,865
Kilroy Realty Corp. ...................        1,900              55,290
Kimco Realty Corp. ....................        3,400             160,990
Koger Equity, Inc. ....................        2,300              37,950
Konover Property Trust ................        4,600              13,708
Kramont Realty Trust ..................          900              12,312
Lexington Corporate Properties Trust ..        2,100              32,487
Liberty Property Trust ................        3,200              94,720
LTC Properties, Inc. ..................        3,900              17,745
Mack-Cali Realty Corp. ................        3,200              91,136
Mid Atlantic Realty Trust .............        2,400              30,000
Mid-America Apartment Communities, Inc.        1,600              40,944
National Golf Properties, Inc. ........        2,500              68,125
National Health Investors, Inc. .......        4,600              47,380
Pan Pacific Retail Properties, Inc. ...        1,900              49,400
Parkway Properties, Inc. ..............        1,500              52,875
Pinnacle Holdings Inc. + ..............        2,100              12,621
Prime Group Realty Trust ..............        3,300              44,550
ProLogis Trust ........................        7,500             170,400
Public Storage, Inc. ..................        6,200             183,830
Reckson Associates Realty Corp. .......        3,400              78,200
Rouse Co. (The) .......................        3,700             106,005
Senior Housing Properties Trust .......        6,400              83,200
Simon Property Group, Inc. ............        9,000             269,730

62 See Notes to Portfolio of Investments.

                                           NUMBER OF            MARKET
                                            SHARES              VALUE
                                         -------------     ---------------
SL Green Realty Corp. .................        2,300        $     69,713
Sovran Self Storage, Inc. .............        1,800              49,266
Spieker Properties, Inc. ..............        4,600             275,770
Starwood Hotels & Resorts Worldwide,
 Inc...................................        1,100              41,008
Storage USA, Inc. .....................        1,300              46,800
Sun Communities, Inc. .................        1,500              53,025
Tanger Factory Outlet Centers, Inc. ...        1,100              25,300
Taubman Centers, Inc. .................        6,000              84,000
United Dominion Realty Trust, Inc. ....        5,800              83,230
United Mobile Homes, Inc. .............          700               7,665
Universal Health Realty Income Trust ..          400               8,640
Ventas, Inc. ..........................        6,700              73,365
Vornado Realty Trust ..................        6,200             242,048
                                                           ---------------
                                                               6,746,612
                                                           ---------------
RESTAURANTS (0.3%)
Darden Restaurants, Inc. ..............        5,700             159,030
Landry's Seafood Restaurants, Inc. ....       15,700             266,900
                                                           ---------------
                                                                 425,930
                                                           ---------------
RETAIL - GENERAL MERCHANDISE CHAINS (0.0%)
Sears, Roebuck & Co. ..................        1,100              46,541
                                                           ---------------
RETAIL SPECIALITY - APPAREL (0.7%)
Abercrombie & Fitch Co. - Class  A + ..        1,400              62,300
American Eagle Outfitters, Inc. + .....        1,100              38,764
Christopher & Banks Corp. + ...........        9,200             299,920
Hot Topic, Inc. + .....................        9,200             286,120
Wilsons The Leather Experts Inc. + ....       13,500             250,425
                                                           ---------------
                                                                 937,529
                                                           ---------------
RETAIL STORES - FOOD CHAINS (0.2%)
Winn-Dixie Stores, Inc. ...............        9,400             245,622
                                                           ---------------
SAVINGS & LOAN COMPANIES (2.6%)
Astoria Financial Corp. ...............        5,900             324,500
Charter One Financial, Inc. ...........          700              22,330
Dime Bancorp, Inc. ....................        6,400             238,400
Downey Financial Corp. ................        9,200             434,792
FirstFed Financial Corp. + ............       11,300             336,740
Golden State Bancorp, Inc. ............       11,400             351,120
Golden West Financial Corp. ...........       11,900             764,456
GreenPoint Financial Corp. ............        5,900             226,560
Washington Mutual Financial Corp. .....       19,200             720,960
                                                           ---------------
                                                               3,419,858
                                                           ---------------
SERVICES - COMMERCIAL & CONSUMER (1.7%)
Cendant Corp. + .......................        2,300              44,850
Choice Hotels International Inc. + ....        2,000              30,000
H&R Block, Inc. .......................       20,300           1,310,365
Pegasus Solutions Inc. + ..............        9,500             109,725
Rent-A-Center, Inc. + .................        5,700             299,820
Sylvan Learning Systems, Inc. + .......        6,100             148,230
West Corp. + ..........................       12,600             277,326
                                                           ---------------
                                                               2,220,316
                                                           ---------------

SERVICES - COMPUTER SYSTEMS (0.2%)
Sabre Holdings Corp. + ................        5,900        $    295,000
                                                           ---------------
SERVICES - DATA PROCESSING (0.4%)
CSG Systems International, Inc. + .....        1,900             107,844
Equifax, Inc. .........................        9,400             344,792
                                                           ---------------
                                                                 452,636
                                                           ---------------
SPECIALITY PRINTING (0.2%)
Deluxe Corp. ..........................        8,900        $    257,210
                                                           ---------------
STEEL (0.2%)
Maverick Tube Corp. + .................       14,500             245,775
                                                           ---------------
TEXTILES - APPAREL (0.1%)
Liz Claiborne, Inc. ...................        2,900             146,305
                                                           ---------------
TOBACCO (0.5%)
UST, Inc. .............................       23,000             663,780
                                                           ---------------
WASTE MANAGEMENT (0.1%)
Allied Waste Industries, Inc. + .......        8,400             156,912
                                                           ---------------
TOTAL UNITED STATES COMMON STOCKS (COST
 $61,441,814)                                                 65,601,692
                                                           ---------------
FOREIGN COMMON STOCKS (5.1%)
AUSTRALIA (0.0%)
Santos Ltd. (Oil & Gas -
 Exploration/Production)...............       14,000              46,167
                                                           ---------------
CANADA (0.4%)
Brookfield Properties Co.
 (Homebuilding)........................        1,200              22,932
Canadian Hunter Exploration Ltd. (Oil &
 Gas - Exploration/Production) + ......        5,500             133,988
Canadian National Railway Co.
 (Railroads)...........................        2,900             117,450
Celestica Inc. (Electronics -
 Semiconductors) +.....................        2,600             133,900
Descartes Systems Group Inc. (The)
 (Computers Software/Services) + ......        2,400              43,412
Trizec Hahn Corp. (Real Estate) .......        2,000              36,380
                                                           ---------------
TOTAL CANADA                                                     488,062
                                                           ---------------
DENMARK (0.3%)
Novo-Nordisk A/S (Health Care -
 Drugs/Pharmaceuticals)................        4,000             176,939
Vestas Wind Systems A/S (Electrical
 Equipment) +..........................        4,200             195,815
                                                           ---------------
TOTAL DENMARK                                                    372,754
                                                           ---------------
FINLAND (0.1%)
Nokia Oyj, ADR (Communications
 Equipment)............................        5,400             119,016
                                                           ---------------
FRANCE (0.5%)
Altran Technologies SA
 (Aerospace/Defense)...................        1,200              55,876
Aventis SA (Health Care -
 Drugs/Pharmaceuticals)................        3,300             263,453
Axa (Insurance - Multi-Line) ..........        3,900             111,104
Compagnie de Saint-Gobain (Building
 Materials)............................          200              27,176
PSA Peugeot Citroen (Automobiles) .....          200              54,301
Total Fina Elf (Oil & Gas - Refining &
 Marketing)............................        1,200             168,033
                                                           ---------------
TOTAL FRANCE                                                     679,943
                                                           ---------------

          See Notes to Portfolio of Investments. 63

                                           NUMBER OF            MARKET
                                            SHARES              VALUE
                                         -------------     ---------------
HONG KONG (0.2%)
China Unicom Ltd., ADR
 (Cellular/Wireless Telecommunications)
 + ....................................        8,000        $    141,600
Global Crossing Ltd. (Telephone Long
 Distance) +...........................        9,600              82,944
                                                           ---------------
TOTAL HONG KONG                                                  224,544
                                                           ---------------
IRELAND (0.1%)
Bank of Ireland (Banks - Money Center)        12,100             119,853
                                                           ---------------
ISRAEL (0.0%)
Check Point Software Technologies Ltd.           850              42,984
 (Computers Software/Services) + ......
                                                           ---------------
ITALY (0.1%)
Parmalat Finanziaria SpA (Foods) ......       30,600              81,604
Saipem SpA (Oil & Gas - Drilling &
 Equipment) +..........................       14,900              81,615
UniCredito Italiano SpA (Banks - Money
 Center)...............................        5,400              23,178
                                                           ---------------
TOTAL ITALY                                                      186,397
                                                           ---------------
JAPAN (1.0%)
Canon, Inc. (Electronics - Component
 Dist.)................................        4,000             161,642
Fast Retailing Co. Ltd. (Retail
 Speciality - Apparel) ................          900             156,591
Honda Motor Co. (Automotive) ..........        8,000             351,507
Nissan Motor Co., Ltd. (Automotive) ...       13,000              89,745
NTT DoCoMo, Inc. (Cellular/Wireless
 Telecommunications)...................            3              52,197
Pioneer Corp. (Electronics - Component
 Dist.)................................        4,000             121,552
Promise Co., Ltd. (Consumer Finance) ..        1,400             115,395
Sony Corporation (Household Furnishings
 & Appliances) ........................        3,400             223,541
                                                           ---------------
TOTAL JAPAN                                                    1,272,170
                                                           ---------------
MEXICO (0.1%)
Cemex SA de CV, ADR (Building
 Materials) +..........................        5,734             151,951
                                                           ---------------
NETHERLANDS (0.4%)
Hagemeyer NV (Semiconductors &
 Electronics)..........................        8,596             165,560
Koninklijke Ahold NV (Retail Stores -
 Food Chains) .........................        9,551             299,178
Wolters Kluwer NV (Publishing) + ......        1,400              37,631
                                                           ---------------
TOTAL NETHERLANDS                                                502,369
                                                           ---------------
NORWAY (0.1%)
Gjensidige NOR Sparebank (Banks - Major
 Regional).............................        1,700              48,346
Norske Skogindustrier ASA (Paper &
 Forest Products) .....................        2,300              34,860
                                                           ---------------
TOTAL NORWAY                                                      83,206
                                                           ---------------
SOUTH KOREA (0.1%)
Samsung Electronics (Electronics -
 Semiconductors).......................        2,700              85,050
                                                           ---------------
SPAIN (0.3%)
Banco Santander Central Hispano SA
 (Banks - Money Center) + .............       15,300             138,597
NH Hoteles, SA (Lodging - Hotels) .....        4,500              53,221
                                         -------------     ---------------
Telefonica SA (Telephone Long Distance)
 + ....................................       13,458        $    165,890
                                                           ---------------
TOTAL SPAIN                                                      357,708
                                                           ---------------
SWEDEN (0.1%)
Svenska Handelsbanken AB (Banks - Money
 Center)...............................       10,300             147,137
                                                           ---------------
SWITZERLAND (0.4%)
Clariant AG (Chemicals - Speciality) +         3,800              91,433
Logitech International SA (Computers -
 Peripherals) +........................          320             102,542
Nestle SA Registered Shares (Foods) ...        1,000             212,517
Tecan AG (Health Care - Medical
 Products/Supplies)....................        1,050              87,038
                                                           ---------------
TOTAL SWITZERLAND                                                493,530
                                                           ---------------
UNITED KINGDOM (0.9%)
BAE Systems (Aerospace/Defense) .......        7,700              36,874
Celltech Group Plc (Biotechnology &
 Medical Products) + ..................       10,500             176,911
Energis Plc (Telephone Long Distance) +       21,700              57,605
GlaxoSmithKline Plc (Health Care -
 Drugs/Pharmaceuticals)................        3,300             185,460
Lloyds TSB Group Plc, ADR (Banks -
 Money Center) ........................       24,980             249,963
Northern Rock Plc (Diversified
 Financial Services) ..................       17,500             142,257
Shire Pharmaceuticals Group Plc (Health
 Care - Drugs/Pharmaceuticals) + ......        4,270             236,985
Vodafone AirTouch Plc
 (Cellular/Wireless Telecommunications)       69,277             153,454
                                                           ---------------
TOTAL UNITED KINGDOM                                           1,239,509
                                                           ---------------
TOTAL FOREIGN COMMON STOCKS
 (COST $6,295,428)                                             6,612,350
                                                           ---------------
TOTAL COMMON STOCKS
 (COST $67,737,242)                                           72,214,042
                                                           ---------------
PREFERRED STOCKS (0.1%)
GERMANY (0.1%)
MLP AG (Investment Management) ........        1,600             176,093
                                                           ---------------
TOTAL PREFERRED STOCKS (COST $157,408)                           176,093
                                                           ---------------

                                          PRINCIPAL
                                           AMOUNT
                                         -------------
LONG-TERM BONDS AND NOTES (42.8%)
CORPORATE BONDS (13.1%)
Abbott Laboratories, 5.63%, 07/01/06 ..  $   550,000             547,250
Alcoa Inc., 7.38%, 08/01/10 ...........       80,000              84,336
Allstate Corp., 7.88%, 05/01/05 .......      120,000             128,179
Associates Corp. N.A., 6.95%, 11/01/18       195,000             193,463
Bank of America Corp., 7.40%, 01/15/11       120,000             124,654
Bank One Corp., 6.50%, 02/01/06 .......       75,000              76,043
Boeing Capital Corp., 7.10%, 09/27/05 .      375,000             393,071
Capital Auto Receivables Asset Trust,
 6.30%, 05/15/04 ......................    1,100,000           1,104,125

64  See Notes to Portfolio of Investments.

                                          PRINCIPAL             MARKET
                                           AMOUNT               VALUE
                                         -------------     ---------------
Chase Manhattan Corp., 7.09%, 02/15/09   $   855,000        $    895,339
Citigroup Inc., 7.25%, 10/01/10 .......      420,000             435,981
ConAgra Foods, Inc., 7.50%, 09/15/05 ..      360,000             372,622
Conoco Inc., 5.90%, 04/15/04 ..........      160,000             161,195
Countrywide Home Loans, Inc.,
 6.85%, 06/15/04 ......................      145,000             149,526
Cox Communications Inc., 7.75%,
 08/15/06..............................      515,000             543,819
DaimlerChrysler NA Holdings Inc.,
 6.40%, 05/15/06 ......................      180,000             178,569
Duke Energy Corp., 7.38%, 03/01/10 ....      190,000             197,705
Duke Energy Field Services, Inc.,
 7.88%, 08/16/10 ......................      180,000             188,620
Electronic Data Systems Corp.,
 6.85%, 10/15/04 ......................      550,000             565,021
Enron Corp., 7.88%, 06/15/03 ..........      570,000             595,257
First Union National Bank, 7.88%,
 02/15/10..............................      135,000             143,613
Ford Motor Credit Corp., 7.38%,
 10/28/09..............................      165,000             166,769
Ford Motor Credit Corp., 7.50%,
 03/15/05..............................      260,000             270,150
Ford Motor Credit Corp., 7.88%,
 06/15/10..............................      485,000             508,600
General Electric Capital Corp., 6.81%,
 11/03/03..............................      450,000             469,089
General Electric Capital Corp., 7.38%,
 01/19/10..............................      310,000             333,774
General Motors Acceptance Corp., 7.63%,
 06/15/04..............................      120,000             126,158
General Motors Acceptance Corp.,
 7.75%, 01/19/10 ......................      185,000             194,594
Honeywell International, 7.50%,
 03/01/10..............................      170,000             181,689
Household Finance Corp., 5.88%,
 09/25/04..............................      835,000             839,709
Household Finance Corp., 7.88%,
 03/01/07..............................      160,000             171,398
Interpublic Group of Co.'s, Inc.,
 7.88%, 10/15/05 ......................      290,000             301,957
Kellogg Co., 6.60%, 04/01/11 ++ .......      210,000             203,438
Kellogg Co., 7.45%, 04/01/31 ++ .......      120,000             118,344
MBNA Master Credit Card Trust,
 6.40%, 01/18/05 ......................    1,200,000           1,225,116
Mellon Bank NA, 7.63%, 09/15/07 .......      120,000             128,186
Morgan Stanley Dean Witter & Co.,
 5.63%, 01/20/04 ......................      130,000             130,831
Morgan Stanley Dean Witter & Co.,
 7.13%, 01/15/03 ......................      270,000             278,837
Norwest Financial, Inc., 5.38%,
 09/30/03..............................      835,000             837,463
Pepsi Bottling Holdings Inc., 5.38%,
 02/17/04..............................      335,000             335,308
Phillips Petroleum Co., 8.50%, 05/25/05      190,000             205,932
Qwest Capital Funding Inc., 7.75%,
 08/15/06..............................      470,000             493,180
Qwest Capital Funding Inc., 7.90%,
 08/15/10..............................      355,000             365,412
Raytheon Co., 6.15%, 11/01/08 .........      130,000             120,442
Repsol International Finance, 7.45%,
 07/15/05..............................      141,000             147,985
Tennessee Gas Pipeline, 7.00%, 10/15/28      330,000             292,298
Textron Financial Corp., 7.13%,
 12/09/04..............................      555,000             568,115
United Technologies Corp., 7.13%,
 11/15/10..............................      170,000             177,976
Verizon Global Fuding Corp.,
 7.25%, 12/01/10 * ++ .................      390,000             397,340
WorldCom, Inc., 7.38%, 01/15/06 .......      210,000             213,885
WorldCom, Inc., 7.50%, 05/15/11 .......  $   260,000        $    253,063
                                                           ---------------
TOTAL CORPORATE BONDS (COST $16,726,642)                      17,135,426
                                                           ===============
FOREIGN AND SUPRANATIONALS (1.5%)
AT&T Canada Inc., Zero Coupon, 06/15/08  $   335,000        $    291,239
France Telecom, 7.75%, 03/01/11 ++ ....       90,000              91,686
Norsk Hydro A/S, 7.15%, 01/15/29 ......      365,000             353,991
Ontario (Province of), 6.00%, 02/21/06       135,000             137,406
Quebec (Province of), 7.50%, 09/15/29 .      140,000             149,318
Telefonica Europe BV, 7.35%, 09/15/05 .      105,000             109,014
Tyco International Group SA, 6.13%,
 11/01/08..............................      130,000             125,658
Tyco International Group SA, 6.13%,
 01/15/09..............................      590,000             569,250
Tyco International Group SA, 6.75%,
 02/15/11..............................       95,000              94,206
                                                           ---------------
TOTAL FOREIGN AND SUPRANATIONALS
 (COST $1,882,429)                                             1,921,768
                                                           ---------------
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES (16.0%)
Federal Home Loan Mortgage Corp.,
 7.00%, 07/14/25 ......................    1,970,000           1,979,850
Federal Home Loan Mortgage Corp.,
 7.50%, 12/01/11 ......................      463,184             477,608
Federal National Mortgage Assoc.,
 6.00%, 06/01/28 ......................    1,121,405           1,078,993
Federal National Mortgage Assoc.,
 6.50%, 11/01/13 ......................    1,044,716           1,051,245
Federal National Mortgage Assoc.,
 7.50%, 07/01/11-11/01/30 .............      992,442           1,015,057
Federal National Mortgage Assoc.,
 8.00%, 07/15/30 ......................    1,860,000           1,921,027
Federal National Mortgage Assoc.,
 8.50%, 09/01/26 ......................    1,395,776           1,484,311
Federal National Mortgage Assoc. -
 Conventional Loan, 6.50%, 02/01/28 ...    1,518,041           1,496,697
Government National Mortgage Assoc.,
 6.50%, 06/21/26 # ....................    1,370,000           1,355,012
Government National Mortgage Assoc.,
 6.50%, 01/15/29 ......................      737,335             729,733
Government National Mortgage Assoc.,
 7.00%, 03/01/25 # ....................    1,370,000           1,381,987
Government National Mortgage Assoc.,
 7.00%, 04/15/27-07/15/28 .............    3,992,122           4,028,292
Government National Mortgage Assoc.,
 7.50%, 12/15/23 ......................    2,131,696           2,193,643
Government National Mortgage Assoc.,
 7.50%, 08/15/31 # ....................      300,000             307,593
Government National Mortgage Assoc.,
 8.00%, 07/15/24 ......................      441,329             459,948
                                                           ---------------
TOTAL U.S. GOVERNMENT AGENCY MORTGAGE-BACKED
 SECURITIES (COST $20,914,602)                                20,960,996
                                                           ---------------
U.S. TREASURY OBLIGATIONS (12.2%)
U.S. Treasury Bond, 5.25%, 02/15/29 ...      904,000             826,590
U.S. Treasury Bond, 6.13%, 08/15/29 * .    3,205,000           3,319,675
U.S. Treasury Bond, 8.13%, 05/15/21 ...    1,000,000           1,256,560
U.S. Treasury Note, 4.63%, 05/15/06 ...       70,000              69,038
U.S. Treasury Note, 4.75%, 01/31/03 ...    1,655,000           1,668,968

    See Notes to Portfolio of Investments. 65

                                          PRINCIPAL            MARKET
                                           AMOUNT               VALUE
                                         -------------     ---------------
U.S. Treasury Note, 5.00%, 02/15/11 * .  $   361,000        $    350,224
U.S. Treasury Note, 5.63%, 05/15/08 ...      750,000             765,292
U.S. Treasury Note, 5.75%, 11/15/05 ...    1,431,000           1,465,645
U.S. Treasury Note, 5.75%, 08/15/10 ...      509,000             520,783
U.S. Treasury Note, 6.00%, 08/15/04 * .    4,000,000           4,151,240
U.S. Treasury Note, 6.00%, 08/15/09 ...      717,000             752,398
U.S. Treasury Note, 6.50%, 02/15/10 ...      743,000             798,027
                                                           ---------------
TOTAL U.S. TREASURY OBLIGATIONS (COST $15,742,877)            15,944,440
                                                           ---------------
TOTAL LONG-TERM BONDS AND NOTES (COST
 $55,266,550)                                                 55,962,630
                                                           ---------------
SHORT-TERM INVESTMENTS (6.8%)
Archer Daniels Midland, 4.77%, 07/10/01      500,000             499,470
Dakota Certificates CCCMT, 4.20%,
 07/02/01 ++...........................    3,244,000           3,244,000
U.S. Treasury Bill, 3.84%, 10/04/01 @ .      200,000             198,150
VF Corp., 4.80%, 07/16/01 .............    5,000,000           4,990,667
                                                           ---------------
TOTAL SHORT-TERM INVESTMENTS
 (COST $8,932,131)                                             8,932,287
                                                           ---------------
TOTAL INVESTMENTS
 (COST $132,093,331)(a)                                      137,285,052

OTHER ASSETS LESS LIABILITIES                                 (6,538,282)
                                                           ---------------
TOTAL NET ASSETS                                            $130,746,770
                                                           ===============

NOTES TO PORTFOLIO OF INVESTMENTS

(a) The cost of investments for federal income tax purposes amounts to $132,408,098. Unrealized gains and losses, based on identified tax cost at June 30, 2001, are as follows:

Unrealized gains..............................           $  5,995,091
Unrealized losses.............................            (1,118,137)
                                                ---------------------
 Net unrealized gain..........................           $  4,876,954
                                                =====================

Information concerning open futures contracts at June 30, 2001 is shown below:

                                       NOTIONAL
                           NO. OF       MARKET      EXPIRATION       UNREALIZED
                         CONTRACTS       VALUE         DATE         GAIN/(LOSS)
                        ------------  -----------  -------------  --------------
    LONG CONTRACTS
----------------------
TOPIX Index Futures...       4         $415,651       Sep 01         $  (5,131)
                                      =========                   =============

+    Non-income producing security.
++ Securities that may be resold to "qualified institutional buyers" under Rule 144A or securities offered pursuant to section 4(2) of the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Directors.
* Segregated securities for purchases of delayed delivery or when-issued securities held at June 30, 2001.
#    When-issued or delayed delivery security.
@ Security pledged to cover initial margin requirements on open futures contracts at June 30, 2001.

ADR - American Depositary Receipt

REIT - Real Estate Investment Trust

Category percentages are based on net assets.

66 See Notes to Financial Statements.

AETNA GENERATION PORTFOLIOS, INC.
STATEMENTS OF ASSETS AND LIABILITIES
JUNE 30, 2001 (UNAUDITED)

                                 ASCENT        CROSSROADS          LEGACY
                              -------------  ---------------  -----------------
ASSETS:
Investments, at market value  $210,197,399    $191,491,985      $137,285,052
Cash .......................            --           1,679               144
Cash denominated in foreign
 currencies................        639,529         485,285           458,807
Receivable for:
 Dividends and interest ....       373,865         639,000           776,790
 Investments sold ..........     5,889,026       5,133,665           700,376
 Fund shares sold ..........            69              --                --
 Variation margin ..........        33,145          26,044             5,756
 Reimbursement from
 Investment Adviser ........            --          10,409            14,617
 Recoverable foreign taxes .        24,983          18,914             8,882
Prepaid expenses ...........           649             558               371
                              ------------    ------------      ------------
     Total assets ..........   217,158,665     197,807,539       139,250,795
                              ------------    ------------      ------------
LIABILITIES:
Payable for:
 Investments purchased .....     7,439,351       9,210,034         8,185,596
 Fund shares redeemed ......       449,605         391,991           225,639
 Accrued investment advisory
 fees......................        107,659          96,598            67,113
 Accrued administrative
 service fees ..............        13,457          12,075             8,389
 Accrued custody fees ......        17,229          15,717            12,553
Other liabilities ..........         6,695           6,311             4,735
Gross unrealized loss on
 forward foreign currency
 exchange contracts ........           217             131                --
                              ------------    ------------      ------------
     Total liabilities .....     8,034,213       9,732,857         8,504,025
                              ------------    ------------      ------------
      NET ASSETS ...........  $209,124,452    $188,074,682      $130,746,770
                              ============    ============      ============
NET ASSETS REPRESENTED BY:
Paid-in capital ............  $205,415,279    $183,868,684      $126,630,653
Net unrealized gain on
 investments, open futures
 contracts and foreign
 currency related
 transactions..............     12,634,569      10,414,397         5,182,439
Undistributed net investment
 income....................      1,926,741       2,548,211         2,377,654
Accumulated net realized
 loss on investments .......   (10,852,137)     (8,756,610)       (3,443,976)
                              ------------    ------------      ------------
      NET ASSETS ...........  $209,124,452    $188,074,682      $130,746,770
                              ============    ============      ============

Cost of investments ........  $197,445,359    $181,061,136      $132,093,331
Cost of cash denominated in
 foreign currencies ........  $    643,548    $    488,987      $    461,704
CAPITAL SHARES:
Authorized .................   Two Billion     Two Billion       Two Billion
Par value ..................  $      0.001    $      0.001      $      0.001
Outstanding ................    15,343,241      14,586,877        10,708,052
Net asset value, offering
 and redemption price per
 share
(net assets divided by
 shares outstanding) .......  $      13.63    $      12.89      $      12.21

    See Notes to Financial Statements. 67

AETNA GENERATION PORTFOLIOS, INC.
STATEMENTS OF OPERATIONS
SIX MONTH PERIOD ENDED JUNE 30, 2001 (UNAUDITED)

                                       ASCENT      CROSSROADS       LEGACY
                                    -------------  ------------  --------------
INVESTMENT INCOME:
Dividends ........................  $  1,232,513   $   945,799    $   495,909
Interest .........................     1,474,046     2,264,897      2,306,419
                                    ------------   -----------    -----------
                                       2,706,559     3,210,696      2,802,328
Foreign taxes withheld on
 dividends........................       (25,427)      (16,068)        (7,124)
                                    ------------   -----------    -----------
     Total investment income .....     2,681,132     3,194,628      2,795,204
                                    ------------   -----------    -----------
INVESTMENT EXPENSES:
Investment advisory fees .........       616,208       553,531        384,997
Administrative services fees .....        77,026        69,191         48,125
Printing and postage fees ........         7,508         6,921          5,115
Custody fees .....................        33,676        31,025         26,504
Transfer agent fees ..............         1,300         1,300          1,300
Audit fees .......................        10,581        10,503         10,373
Directors' fees ..................         2,516         2,263          1,468
Registration fees ................           683           764          2,102
Miscellaneous expenses ...........         3,979         3,525          2,423
                                    ------------   -----------    -----------
Expenses before reimbursement and
 waiver from Investment Adviser ..       753,477       679,023        482,407
Expense reimbursement and waiver
 from Investment Adviser .........            --       (33,698)       (65,130)
                                    ------------   -----------    -----------
     Net investment expenses .....       753,477       645,325        417,277
                                    ------------   -----------    -----------
Net investment income ............     1,927,655     2,549,303      2,377,927
                                    ------------   -----------    -----------
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
 Investments .....................    (8,721,611)   (6,720,268)    (2,798,816)
 Futures and forward foreign
 currency exchange contracts .....      (546,839)     (332,803)      (148,845)
 Foreign currency related
 transactions.....................        38,526       (19,138)        (8,412)
                                    ------------   -----------    -----------
     Net realized loss on
     investments..................    (9,229,924)   (7,072,209)    (2,956,073)
                                    ------------   -----------    -----------
Net change in unrealized gain or
 loss on:
 Investments .....................    (4,401,607)     (414,479)      (142,528)
 Futures and forward foreign
 currency exchange contracts .....       (51,917)       61,212         15,093
 Foreign currency related
 transactions.....................      (196,770)     (130,699)       (52,630)
                                    ------------   -----------    -----------
     Net change in unrealized gain
     or loss on investments ......    (4,650,294)     (483,966)      (180,065)
                                    ------------   -----------    -----------
Net realized and change in
 unrealized gain or loss on
 investments......................   (13,880,218)   (7,556,175)    (3,136,138)
                                    ------------   -----------    -----------
Net decrease in net assets
 resulting from operations .......  $(11,952,563)  $(5,006,872)   $  (758,211)
                                    ============   ===========    ===========

68 See Notes to Financial Statements.

AETNA GENERATION PORTFOLIOS, INC.
STATEMENTS OF CHANGES IN NET ASSETS

                                                         ASCENT
                                            ---------------------------------
                                              SIX MONTH
                                             PERIOD ENDED
                                            JUNE 30, 2001       YEAR ENDED
                                             (UNAUDITED)     DECEMBER 31, 2000
                                            -------------    -----------------
FROM OPERATIONS:
Net investment income ....................  $  1,927,655       $  3,407,353
Net realized loss on investments..........    (9,229,924)          (857,593)
Net change in unrealized gain or loss on
 investments..............................    (4,650,294)        (4,163,458)
                                            ------------       ------------
 Net decrease in net assets resulting from
 operations...............................   (11,952,563)        (1,613,698)
                                            ------------       ------------
DISTRIBUTIONS TO SHAREHOLDERS:
 From net investment income...............    (3,364,099)          (892,041)
 From net realized gains..................            --         (1,642,262)
                                            ------------       ------------
 Decrease in net assets from distributions
 to shareholders..........................    (3,364,099)        (2,534,303)
                                            ------------       ------------
FROM FUND SHARE TRANSACTIONS:
 Proceeds from shares sold................     9,619,051         20,512,614
 Net asset value of shares issued upon
  reinvestment of distributions...........     3,364,099          2,534,303
 Payments for shares redeemed.............    (4,861,437)       (16,991,018)
                                            ------------       ------------
 Net increase in net assets from fund
 share transactions.......................     8,121,713          6,055,899
                                            ------------       ------------
Net change in net assets..................    (7,194,949)         1,907,898
NET ASSETS:
Beginning of period.......................   216,319,401        214,411,503
                                            ------------       ------------
End of period.............................  $209,124,452       $216,319,401
                                            ============       ============
End of period net assets includes
 undistributed net investment income......  $  1,926,741       $  3,363,185
                                            ============       ============
SHARE TRANSACTIONS:
 Number of shares sold....................       687,316          1,361,058
 Number of shares issued upon reinvestment
  of distributions........................       248,640            165,101
 Number of shares redeemed................      (353,664)        (1,134,052)
                                            ------------       ------------
 Net increase.............................       582,292            392,107
                                            ============       ============

    See Notes to Financial Statements. 69

AETNA GENERATION PORTFOLIOS, INC.
STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
--------------------------------------------------------------------------------

                                                                                                   CROSSROADS
                                                                                     ------------------------------------
                                                                                       SIX MONTH
                                                                                      PERIOD ENDED
                                                                                     JUNE 30, 2001         YEAR ENDED
                                                                                      (UNAUDITED)       DECEMBER 31, 2000
                                                                                     -------------      -----------------
FROM OPERATIONS:
Net investment income............................................................     $  2,549,303        $  4,785,487
Net realized loss on investments.................................................       (7,072,209)           (770,816)
Net change in unrealized gain or loss on investments.............................         (483,966)         (3,259,775)
                                                                                      ------------        ------------
  Net increase (decrease) in net assets resulting from operations................       (5,006,872)            754,896
                                                                                      ------------        ------------
DISTRIBUTIONS TO SHAREHOLDERS:
    From net investment income...................................................       (4,762,539)         (1,218,866)
    From net realized gains......................................................               --          (2,165,388)
                                                                                      ------------        ------------
  Decrease in net assets from distributions to shareholders......................       (4,762,539)         (3,384,254)
                                                                                      ------------        ------------
FROM FUND SHARE TRANSACTIONS:
    Proceeds from shares sold....................................................        8,964,811          13,879,833
    Net asset value of shares issued upon reinvestment of distributions..........        4,762,539           3,384,254
    Payments for shares redeemed.................................................       (4,992,594)        (23,226,940)
                                                                                      ------------        ------------
  Net increase (decrease) in net assets from fund share transactions.............        8,734,756          (5,962,853)
                                                                                      ------------        ------------
Net change in net assets.........................................................       (1,034,655)         (8,592,211)
NET ASSETS:
Beginning of period..............................................................      189,109,337         197,701,548
                                                                                      ------------        ------------
End of period....................................................................     $188,074,682        $189,109,337
                                                                                      ============        ============
End of period net assets includes undistributed net investment income............     $  2,548,211        $  4,761,447
                                                                                      ============        ============

SHARE TRANSACTIONS:
    Number of shares sold........................................................          676,129           1,007,488
    Number of shares issued upon reinvestment of distributions...................          371,493             242,598
    Number of shares redeemed....................................................         (381,502)         (1,687,694)
                                                                                      ------------        ------------
  Net increase (decrease)........................................................          666,120            (437,608)
                                                                                      ============        ============

70     See Notes to Financial Statements.

--------------------------------------------------------------------------------

                                                                                                   LEGACY
                                                                                     ------------------------------------
                                                                                       SIX MONTH
                                                                                      PERIOD ENDED
                                                                                     JUNE 30, 2001         YEAR ENDED
                                                                                      (UNAUDITED)       DECEMBER 31, 2000
                                                                                     -------------      -----------------
FROM OPERATIONS:
Net investment income............................................................     $  2,377,927        $  4,767,572
Net realized gain (loss) on investments..........................................       (2,956,073)            831,266
Net change in unrealized gain or loss on investments.............................         (180,065)            310,289
                                                                                      ------------        ------------
  Net increase (decrease) in net assets resulting from operations................         (758,211)          5,909,127
                                                                                      ------------        ------------
DISTRIBUTIONS TO SHAREHOLDERS:
    From net investment income...................................................       (4,740,660)         (1,046,457)
    From net realized gains......................................................         (954,916)         (1,364,651)
                                                                                      ------------        ------------
  Decrease in net assets from distributions to shareholders......................       (5,695,576)         (2,411,108)
                                                                                      ------------        ------------
FROM FUND SHARE TRANSACTIONS:
    Proceeds from shares sold....................................................       10,300,777          12,691,612
    Net asset value of shares issued upon reinvestment of distributions..........        5,695,576           2,411,108
    Payments for shares redeemed.................................................       (7,174,645)        (21,428,760)
                                                                                      ------------        ------------
  Net increase (decrease) in net assets from fund share transactions.............        8,821,708          (6,326,040)
                                                                                      ------------        ------------
Net change in net assets.........................................................        2,367,921          (2,828,021)
NET ASSETS:
Beginning of period..............................................................      128,378,849         131,026,870
                                                                                      ------------        ------------
End of period....................................................................     $130,746,770        $128,378,849
                                                                                      ============        ============
End of period net assets includes undistributed net investment income............     $  2,377,654        $  4,740,387
                                                                                      ============        ============

SHARE TRANSACTIONS:
    Number of shares sold........................................................          816,343           1,000,246
    Number of shares issued upon reinvestment of distributions...................          467,617             188,663
    Number of shares redeemed....................................................         (574,366)         (1,691,243)
                                                                                      ------------        ------------
  Net increase (decrease)........................................................          709,594            (502,334)
                                                                                      ============        ============

                                        See Notes to Financial Statements.    71

AETNA GENERATION PORTFOLIOS, INC.
NOTES TO FINANCIAL STATEMENTS
JUNE 30, 2001 (UNAUDITED)

1. ORGANIZATION

Aetna Generation Portfolios, Inc. (Fund) is registered under the Investment Company Act of 1940 (the Act) as an open-end management investment company. It was incorporated under the laws of Maryland on October 14, 1994 and is authorized to issue multiple series of shares, each representing a diversified portfolio of investments with its own investment objective, policies and restrictions.

Currently, the Company offers shares of the Aetna Ascent VP, Aetna Crossroads VP and Aetna Legacy VP (individually, a Portfolio and collectively, the Portfolios). Each of these Portfolios commenced investment operations on July 5, 1995. The Portfolios are asset allocation funds that seek to maximize long-term investment returns at varying levels of risk.

The following is each Portfolio's investment objective:

     AETNA ASCENT VP (Ascent) seeks to provide capital appreciation.

     AETNA CROSSROADS VP (Crossroads) seeks to provide total return (i.e., income and capital appreciation, both realized and unrealized).

     AETNA LEGACY VP (Legacy) seeks to provide total return consistent with preservation of capital.

Shares of the Portfolios are offered to insurance company separate accounts that fund both annuity and life insurance contracts and to certain tax-qualified retirement plans. At June 30, 2001, separate accounts of Aetna Life Insurance and Annuity Company (ALIAC) and its affiliates held all shares outstanding of each Portfolio.

Aeltus Investment Management, Inc. (Aeltus), the investment adviser to the Fund, and Aeltus Capital, Inc. (ACI), the Fund's principal underwriter, are indirect wholly owned subsidiaries of ING Groep N.V. (ING). On December 13, 2000 Aetna Inc. (Aetna), sold certain of its financial services and international businesses, including Aeltus and ACI to ING. ING is a global financial institution active in the fields of insurance, banking, and asset management in more than 65 countries, with almost 100,000 employees.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The accompanying financial statements of the Portfolios have been prepared in accordance with accounting principles generally accepted in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect amounts reported therein. Actual results could differ from these estimates.

A. VALUATION OF INVESTMENTS

Exchange traded equity investments are stated at market values based upon prices furnished by external pricing sources as reported on national securities exchanges. Over-the-counter securities are stated at the last sale price, or if there has been no sale that day, at the mean of the bid and asked prices. Fixed income securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities. The prices provided by a pricing service take into account many factors, including institutional size trading in similar groups of securities and any developments related to specific securities. Short-term investments maturing in sixty days or less are valued at amortized cost, which when combined with accrued interest, approximates market value. Securities and fixed income investments for which market quotations are not considered to be readily available are valued using methods approved by the Board of Directors (Board).

The accounting records of the Portfolios are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the prevailing rates of exchange at the end of each day. Purchases and sales of securities, income receipts, and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions. The Portfolios do not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in their market prices. Such fluctuations are included in net realized and unrealized gain or loss on investments.

B. OPTIONS CONTRACTS

A Portfolio may purchase and write (sell) call options and put options and write
(sell) covered call options as a hedge against adverse movements in the value of portfolio holdings or to increase market exposure.

Option contracts are valued daily and unrealized gains or losses are recorded based upon the last sales price on the principal exchange on which the options are traded. A Portfolio will realize a gain or loss upon the expiration or closing of the option contract. When an option is exercised, the proceeds on sales of the underlying security for a written call option, the purchase cost of the security for a written put option, or the cost of the security for a purchased put or call option is adjusted by the amount of premium received or paid. Realized and unrealized gains or losses on option contracts are reflected in the accompanying financial statements.

The risk in writing a call option is that the Portfolio gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Portfolio may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Portfolio pays a premium whether or not the option is exercised. Risks may also arise from an illiquid secondary market or from the inability of counterparties to meet the terms of the contract.

C. FUTURES AND FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

A futures contract is an agreement between two parties to buy and sell a specific amount of a commodity, security or financial instrument, including an index of stocks, at a set price on a future date. The Portfolios may invest in financial futures contracts as a hedge against their existing portfolio securities, to manage the risk of changes in interest rates, equity prices, currency exchange rates or in anticipation of future purchases and sales of securities.

Upon entering into a financial futures contract, a Portfolio is required to deposit with a broker an amount (initial margin) equal to a percentage of the purchase price indicated by the futures contract. Subsequent deposits (variation margin) are received or paid each day by the Portfolio equal to the daily fluctuations in the market value of the contract. These amounts are recorded by the Portfolios as unrealized gains or losses. When a contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Generally, futures contracts held by the Portfolio are closed prior to expiration.

A forward foreign currency exchange contract is an agreement to pay or receive specific amounts of a currency at a future date in exchange for another currency at an agreed upon exchange rate. The Portfolios, where authorized, may use forward foreign currency exchange contracts to hedge against foreign currency exchange rate risks on their non-U.S. dollar denominated portfolio securities. Contracts are recorded at market value and marked-to-market daily.

The risks associated with financial futures and forward foreign currency exchange contracts may arise from an imperfect correlation between the change in market value of the securities held by a Portfolio and the price of the contracts. Risks may also arise from an illiquid secondary market or from the inability of counterparties to meet the terms of the contracts.

Realized and unrealized gains or losses on financial futures and forward foreign currency exchange contracts are reflected in the accompanying financial statements. The amounts at risk under such futures and forward foreign currency exchange contracts may exceed the amounts reflected in the financial statements. The notional amounts (economic exposure) of these contracts are disclosed in the Portfolios of Investments and elsewhere in the Notes to Financial Statements. For federal income tax purposes, any futures and forward foreign currency exchange contracts which remain open at the end of the fiscal year are marked-to-market and the resultant net gain or loss is reported to shareholders as federal taxable income.

D. ILLIQUID AND RESTRICTED SECURITIES

Illiquid securities are not readily marketable. Disposing of illiquid investments may involve time-consuming negotiations and legal expenses, and it may be difficult or impossible for a Portfolio to sell them promptly at an acceptable price. Restricted securities are those sold under Rule 144A of the Securities Act of 1933 (1933 Act) or are securities offered pursuant to Section 4(2) of the 1933 Act, and are subject to legal or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Each Portfolio may invest up to 15% of its net assets in illiquid securities. Illiquid and restricted securities are valued using market quotations when readily available. In the absence of market quotations, the securities are valued based upon their fair value determined under procedures approved by the Board. A Portfolio will not pay the costs of disposition of restricted securities other than ordinary brokerage fees, if any.

E. DELAYED DELIVERY TRANSACTIONS

A Portfolio may purchase or sell securities on a when-issued or forward commitment basis. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The market value of such securities are identified in the Portfolio of Investment. Losses may arise due to changes in the market value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, a Portfolio is required to hold liquid assets as collateral with their custodian sufficient to cover the purchase price.

F. FEDERAL INCOME TAXES

Each Portfolio has met the requirements to be taxed as a regulated investment company for the year ended December 31, 2000 and intends to meet the requirements for the current year. As such, each Portfolio is relieved of federal income taxes by distributing all of its net taxable investment income and capital gains, if any, in compliance with the applicable provisions of the Internal Revenue Code (Code). Furthermore, by declaring such distributions during the calendar year, each Portfolio will avoid federal excise taxes in accordance with the applicable provisions of the Code. Thus, the financial statements contain no provisions for federal taxes.

G. DISTRIBUTIONS

Distributions are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for foreign currency transactions, certain futures contracts, certain investments in foreign equity securities and repurchases of certain securities sold at a loss.

H. LINE OF CREDIT

The Fund (including the Portfolios), Aetna Variable Portfolios, Inc., Aetna Balanced VP, Inc., Aetna Variable Fund, Aetna Income Shares, certain series of Aetna GET Fund and certain series of Aetna Series Fund, Inc., collectively, Aetna Mutual

Funds, have entered into a revolving credit facility, of up to $300,000,000, with a syndicate of banks led by Citibank, N.A. The revolving credit facility requires the payment of an annual commitment fee of 0.09% based on the average daily unused amount of the credit facility. Each of the funds will pay its pro rata share of both the agent fee and commitment fee. Generally, borrowings under the facility accrue interest at the Federal Funds Rate plus a specified margin. Repayments generally must be made within 30 days after the date of a revolving credit advance. No borrowings from the line of credit have been made as of June 30, 2001.

I. OTHER

Investment transactions are accounted for on the day following trade date, except same day settlements which are accounted for on the trade date. Interest income is recorded on an accrual basis. Discounts and premiums on securities purchased are accreted or amortized, respectively, using an effective yield method over the life of the security. Dividend income and stock splits are recorded on the ex-dividend date. Realized gains and losses from investment transactions are determined on an identified cost basis. Withholding taxes on foreign dividends have been provided for in accordance with the Portfolio's understanding of the applicable countries tax rules and rates.

3. INVESTMENT ADVISORY AND ADMINISTRATIVE SERVICE FEES

Each Portfolio pays Aeltus an investment advisory fee at an annual rate of 0.60% of its average daily net assets.

Each Portfolio pays Aeltus an administrative services fee in exchange for receiving certain administrative and shareholder services and to compensate Aeltus for supervising the Portfolios' other service providers. Each Portfolio pays Aeltus an administrative services fee at an annual rate based on its average daily net assets. The rate for each Portfolio is 0.075% on the first $5 billion of assets and 0.050% on assets over $5 billion.

Aeltus has entered into a Service Agreement with ALIAC under which ALIAC will provide various administrative and shareholder services for each Portfolio, in exchange for fees payable by Aeltus, of 0.30% of the average daily net assets. For the period ended June 30, 2001, Aeltus paid ALIAC $777,368.

4. REIMBURSEMENT AND WAIVER FROM INVESTMENT ADVISER

Aeltus is contractually obligated through December 31, 2001 to reimburse each Portfolio for some or all of its operating expenses or to waive fees in order to maintain a certain expense ratio. Reimbursement and waiver arrangements will increase each Portfolio's total return. Actual expenses for the period ended June 30, 2001 were at or below contractual limits. Actual expense ratios are included in the Financial Highlights.

5. PURCHASES AND SALES OF INVESTMENT SECURITIES

Purchases and sales of investment securities, excluding short-term investments, for the period ended June 30, 2001 were:

                                       COST OF PURCHASES  PROCEEDS FROM SALES
                                       -----------------  -------------------
Ascent                                    $260,421,782       $227,020,137
Crossroads                                 187,127,051        148,116,087
Legacy                                     108,502,601         74,059,249

6. CAPITAL LOSS CARRYFORWARD

In accordance with applicable provisions of the Code, as of June 30, 2001, the following capital loss carryforwards had been incurred:

                                                     CAPITAL LOSS        YEAR OF
                                                     CARRYFORWARD       EXPIRATION
                                                     ------------       ----------
Ascent                                                 $840,940             2008
Crossroads                                              248,967             2008

These capital loss carryforwards may be used to offset future capital gains until their respective expiration date. It is the policy of the Portfolios to reduce future distributions of realized gains to shareholders to the extent of the unexpired capital loss carryforwards.

7. FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

As of June 30, 2001, Ascent and Crossroads had the following open forward foreign currency exchange contracts that obligate the Portfolios to deliver currencies at specific future dates. Ascent and Crossroads had a net unrealized loss of $217 and $131, respectively on these contracts, which are included in the accompanying financial statements. The terms of the open contracts are as follows:

                                      CONTRACTS
 EXCHANGE                                 TO          IN EXCHANGE     CONTRACTS    UNREALIZED
   DATE        TYPE      CURRENCY   RECEIVE/DELIVER       FOR         AT VALUE     GAIN (LOSS)
   ----        ----      --------   ---------------       ---         --------     -----------
ASCENT
------
  7/2/01       Buy         Euro          100,000          $84,980      $84,802      ($178)
  7/2/01       Buy         JPY        17,870,000          143,178      143,139        (39)
                                                                                    ------
                                                                                    ($217)
                                                                                    ======
CROSSROADS
----------
  7/2/01       Buy         Euro           58,000          $49,289      $49,179      ($110)
  7/2/01       Buy         JPY         9,490,000           76,035       76,014        (21)
                                                                                    ------
                                                                                    ($131)
                                                                                    ======

AETNA GENERATION PORTFOLIOS, INC.
FINANCIAL HIGHLIGHTS
ASCENT

Selected data for a fund share outstanding throughout each period:

                                            SIX MONTH
                                          PERIOD ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED     YEAR ENDED
                                          JUNE 30, 2001  DECEMBER 31,  DECEMBER 31,  DECEMBER 31,  DECEMBER 31,   DECEMBER 31,
                                           (UNAUDITED)       2000          1999          1998          1997           1996
                                          -------------  ------------  ------------  ------------  ------------   ------------
Net asset value, beginning of period ...  $  14.65        $  14.92      $  14.02      $  14.12      $  12.62        $ 10.80
                                          --------        --------      --------      --------      --------        -------
INCOME FROM INVESTMENT OPERATIONS:
 Net investment income .................      0.12            0.23          0.39          0.33          0.25+          0.22+
 Net realized and change in unrealized
  gain or loss on investments ..........     (0.92)          (0.32)         1.56          0.27          2.25           2.29
                                          --------        --------      --------      --------      --------        -------
   Total from investment operations ....     (0.80)          (0.09)         1.95          0.60          2.50           2.51
                                          --------        --------      --------      --------      --------        -------
LESS DISTRIBUTIONS:
 From net investment income.............     (0.22)          (0.06)        (0.33)        (0.35)        (0.34)         (0.23)
 From net realized gains on investments         --           (0.12)        (0.72)        (0.35)        (0.66)         (0.46)
                                          --------        --------      --------      --------      --------        -------
   Total distributions .................     (0.22)          (0.18)        (1.05)        (0.70)        (1.00)         (0.69)
                                          --------        --------      --------      --------      --------        -------
Net asset value, end of period .........  $  13.63        $  14.65      $  14.92      $  14.02      $  14.12        $ 12.62
                                          ========        ========      ========      ========      ========        =======

Total return* ..........................     (5.44)%         (0.67)%       14.35%         4.30%        19.90%         23.58%
Net assets, end of period (000's) ......  $209,124        $216,319      $214,412      $207,596      $148,810        $45,155
Ratio of net investment expenses to
 average net assets ....................      0.73%(1)        0.75%         0.74%         0.75%         0.75%          0.84%
Ratio of net investment income to
 average net assets ....................      1.88%(1)        1.59%         2.31%         2.59%         2.51%          2.53%
Ratio of expenses before reimbursement
 and waiver to average net assets ......        --            0.75%           --            --            --             --
Portfolio turnover rate ................    121.38%         215.15%       135.30%       104.33%       124.82%        109.77%

(1)  ANNUALIZED

* THE TOTAL RETURN PERCENTAGE DOES NOT REFLECT ANY SEPARATE ACCOUNT CHARGES UNDER VARIABLE ANNUITY CONTRACTS AND LIFE POLICIES.

+ PER SHARE DATA CALCULATED USING WEIGHTED AVERAGE NUMBER OF SHARES OUTSTANDING THROUGHOUT THE PERIOD.

    See Notes to Financial Statements.                                        77

AETNA GENERATION PORTFOLIOS, INC.
FINANCIAL HIGHLIGHTS (CONTINUED)
CROSSROADS

Selected data for a fund share outstanding throughout each period:

                                            SIX MONTH
                                          PERIOD ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED     YEAR ENDED
                                          JUNE 30, 2001  DECEMBER 31,  DECEMBER 31,  DECEMBER 31,  DECEMBER 31,   DECEMBER 31,
                                           (UNAUDITED)       2000          1999          1998          1997           1996
                                          -------------  ------------  ------------  ------------  ------------   ------------

Net asset value, beginning of period ...  $  13.58        $  13.77      $  13.32      $  13.09      $  11.98        $ 10.74
                                          --------        --------      --------      --------      --------        -------
INCOME FROM INVESTMENT OPERATIONS:
 Net investment income .................      0.17            0.35          0.45          0.38          0.30+          0.27+
 Net realized and change in unrealized
  gain or loss on investments ..........     (0.53)          (0.29)         0.87          0.39          1.79           1.72
                                          --------        --------      --------      --------      --------        -------
   Total from investment operations ....     (0.36)           0.06          1.32          0.77          2.09           1.99
                                          --------        --------      --------      --------      --------        -------
LESS DISTRIBUTIONS:
 From net investment income.............     (0.33)          (0.09)        (0.36)        (0.41)        (0.38)         (0.30)
 From net realized gains on investments         --           (0.16)        (0.51)        (0.13)        (0.60)         (0.45)
                                          --------        --------      --------      --------      --------        -------
   Total distributions .................     (0.33)          (0.25)        (0.87)        (0.54)        (0.98)         (0.75)
                                          --------        --------      --------      --------      --------        -------
Net asset value, end of period .........  $  12.89        $  13.58      $  13.77      $  13.32      $  13.09        $ 11.98
                                          ========        ========      ========      ========      ========        =======

Total return* ..........................    (2.61)%           0.41%        10.22%         5.91%        17.57%         18.81%
Net assets, end of period (000's) ......  $188,075        $189,109      $197,702      $193,562      $122,990        $37,690
Ratio of net investment expenses to
 average net assets ....................      0.70%(1)        0.70%         0.74%         0.75%         0.75%          0.80%
Ratio of net investment income to
 average net assets ....................      2.76%(1)        2.53%         3.05%         3.17%         3.20%          3.01%
Ratio of expenses before reimbursement
 and waiver to average net assets ......      0.74%(1)        0.75%           --            --            --             --
Portfolio turnover rate ................     89.87%         213.33%       142.06%       102.94%       103.08%        105.66%

(1)  ANNUALIZED

* THE TOTAL RETURN PERCENTAGE DOES NOT REFLECT ANY SEPARATE ACCOUNT CHARGES UNDER VARIABLE ANNUITY CONTRACTS AND LIFE POLICIES.

+ PER SHARE DATA CALCULATED USING WEIGHTED AVERAGE NUMBER OF SHARES OUTSTANDING THROUGHOUT THE PERIOD.

78 See Notes to Financial Statements.

LEGACY

Selected data for a fund share outstanding throughout each period:

                                            SIX MONTH
                                          PERIOD ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED     YEAR ENDED
                                          JUNE 30, 2001  DECEMBER 31,  DECEMBER 31,  DECEMBER 31,  DECEMBER 31,   DECEMBER 31,
                                           (UNAUDITED)       2000          1999          1998          1997           1996
                                          -------------  ------------  ------------  ------------  ------------   ------------

Net asset value, beginning of period ...  $  12.84        $  12.49      $  12.37      $  12.10       $ 11.25        $ 10.64
                                          --------        --------      --------      --------       -------        -------
INCOME FROM INVESTMENT OPERATIONS:
 Net investment income .................      0.21            0.49          0.52          0.41          0.36+          0.33+
 Net realized and change in unrealized
  gain or loss on investments ..........     (0.29)           0.11          0.34          0.43          1.26           1.15
                                          --------        --------      --------      --------       -------        -------
   Total from investment operations ....     (0.08)           0.60          0.86          0.84          1.62           1.48
                                          --------        --------      --------      --------       -------        -------
LESS DISTRIBUTIONS:
 From net investment income.............     (0.46)          (0.11)        (0.41)        (0.41)        (0.39)         (0.36)
 From net realized gains on investments      (0.09)          (0.14)        (0.33)        (0.16)        (0.38)         (0.51)
                                          --------        --------      --------      --------       -------        -------
   Total distributions .................     (0.55)          (0.25)        (0.74)        (0.57)        (0.77)         (0.87)
                                          --------        --------      --------      --------       -------        -------
Net asset value, end of period..........  $  12.21        $  12.84      $  12.49      $  12.37       $ 12.10        $ 11.25
                                          ========        ========      ========      ========       =======        =======

Total return* ..........................     (0.58)%          4.81%         7.10%         6.94%        14.50%         14.19%
Net assets, end of period (000's) ......  $130,747        $128,379      $131,207      $148,526       $81,650        $27,754
Ratio of net investment expenses to
 average net assets ....................      0.65%(1)        0.65%         0.75%         0.76%         0.75%          0.80%
Ratio of net investment income to
 average net assets ....................      3.72%(1)        3.81%         3.75%         3.81%         3.75%          3.45%
Ratio of expenses before reimbursement
 and waiver to average net assets ......      0.75%(1)        0.76%           --            --            --             --
Portfolio turnover rate ................     67.16%         180.15%       139.77%       103.71%        85.01%        111.11%

(1)  ANNUALIZED

* THE TOTAL RETURN PERCENTAGE DOES NOT REFLECT ANY SEPARATE ACCOUNT CHARGES UNDER VARIABLE ANNUITY CONTRACTS AND LIFE POLICIES.

+ PER SHARE DATA CALCULATED USING WEIGHTED AVERAGE NUMBER OF SHARES OUTSTANDING THROUGHOUT THE PERIOD.

    See Notes to Financial Statements.                                        79